UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/  / Pre-Effective Amendment No. /   / Post-Effective Amendment No.

HENNESSY FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

7250 Redwood Blvd.,
Suite 200,
Novato, California 94945
(Address of Registrant’s Principal Executive Offices)

(800) 966-4354
(Registrant’s Telephone Number, Including Area Code)

Teresa M. Nilsen
Hennessy Advisors, Inc.
7250 Redwood Blvd
Suite 200
Novato, California 94945
(Name and Address of Agent for Service)

Copy to:

Peter D. Fetzer
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Title of Securities Being Registered: Shares of beneficial interest, no par value.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

QUAKER INVESTMENT TRUST
261 North University Drive, Suite 520
Ft. Lauderdale, FL 33324
(888) 272-0007
www.ccminvests.com

PRELIMINARY PRESIDENT’S LETTER, SUBJECT TO CHANGE,
DATED JUNE 5, 2023

July [●], 2023

Dear Shareholder:

We are writing to let you know about an important shareholder vote coming up for the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund, each a series of Quaker Investment Trust (“QIT”).  A special meeting of shareholders will be held on September 20, 2023, at the offices of QIT at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324.  The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each, a “Target Fund” and together, the “Target Funds”) would be reorganized into the Hennessy Stance ESG ETF (the “Acquiring Fund”), a series of Hennessy Funds Trust (each, a “Reorganization” and together, the “Reorganizations”).  Hennessy Advisors, Inc. (“Hennessy Advisors”) is the investment advisor to the Acquiring Fund. Stance Capital, LLC (“Stance Capital”) and Vident Investment Advisory, LLC (“Vident”) serve as sub‑advisors to the Acquiring Fund. The enclosed package contains important information about the proposed Reorganizations.  For the Reorganizations to occur, shareholders like you must vote to approve the Agreement and Plan of Reorganization.

If shareholders of a Target Fund approve the applicable Reorganization, the assets of the Target Fund will be merged into the Acquiring Fund.

The Acquiring Fund is advised by Hennessy Advisors.  Founded in 1989, Hennessy Advisors, with assets under management of $2.9 billion as of March 31, 2023, is focused on providing high‑quality investment management and shareholder services for the Acquiring Fund.  The Reorganizations will shift management oversight responsibility for the Target Funds from Community Capital Management, LLC, the Target Funds’ investment adviser (“CCM”), to Hennessy Advisors, the investment advisor to the Acquiring Fund, and Stance Capital and Vident, the sub-advisors of the Acquiring Fund, and the portfolio managers of the Acquiring Fund will continue to be responsible for the Acquiring Fund after the closing of the Reorganizations.  Accordingly, the existing portfolio managers of the Target Funds at CCM will not continue on as portfolio managers of the Acquiring Fund after the closing of the Reorganizations.

The Board of Trustees of QIT evaluated each proposed Reorganization at a Board of Trustees meeting held on April 21, 2023, and following careful analysis and consideration, unanimously approved the Agreement and Plan of Reorganization for each Target Fund and recommends that you vote “FOR” the applicable Agreement and Plan of Reorganization.  Please read the enclosed Proxy Statement/Prospectus and related materials carefully, and if you have any questions on the terms of the Reorganizations, please call the Target Funds at (888) 272-0007.

If you are a shareholder of record as of the close of business on July 5, 2023, you are entitled to vote at the special meeting and at any postponements or adjournments thereof.  While we welcome you to join us at the special meeting, we expect that most shareholders will cast their votes by proxy.  Whether or not you are planning to attend the special meeting, we ask that you vote your shares for the applicable Reorganization as soon as possible.  Voting is easy and can be done in the following ways:

•	Simply complete, sign, and date the enclosed proxy card and return it in the postage prepaid envelope;
•	Call the toll-free telephone number listed on the enclosed proxy card and follow the instructions to vote your shares;
•	Vote via the Internet at the website shown on the enclosed proxy card; or
•	Vote in person at the special meeting of shareholders.
Thank you for your investment and confidence in the Target Funds.

QUAKER INVESTMENT TRUST

Sincerely,

Alyssa Greenspan
President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganizations described in the Proxy Statement/Prospectus or the securities to be issued pursuant to the reorganizations under the Proxy Statement/Prospectus or determined if the Proxy Statement/Prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

______________________________

The enclosed Proxy Statement/Prospectus is dated July [●], 2023, and is first being mailed to shareholders on or about July [●], 2023.

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PRELIMINARY NOTICE, SUBJECT TO CHANGE,
DATED JUNE 5, 2023

QUAKER INVESTMENT TRUST
261 North University Drive, Suite 520
Ft. Lauderdale, FL 33324
 (888) 272-0007
www.ccminvests.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 20, 2023

A special meeting of shareholders of each of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of Quaker Investment Trust, a Delaware statutory trust (“QIT”), will be held on September 20, 2023, at 10:00 a.m. local time, at the offices of QIT at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324. At the special meeting, you and the other shareholders of each of the Target Funds will be asked to consider and vote upon the following:

1.	A proposal to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which:
a.
all of the assets of the CCM Core Impact Equity Fund will be transferred to the Hennessy Stance ESG ETF (the “Acquiring Fund”), a series of Hennessy Funds Trust, in exchange for shares of the Acquiring Fund (plus cash in lieu of fractional shares of the Acquiring Fund), which will be distributed pro rata by the CCM Core Impact Equity Fund to its shareholders, and the Acquiring Fund will continue the business and assume the CCM Core Impact Equity Fund’s liabilities (other than the excluded liabilities); and

b.
all of the assets of the CCM Small/Mid-Cap Impact Value Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund (plus cash in lieu of fractional shares of the Acquiring Fund), which will be distributed pro rata by the CCM Small/Mid-Cap Impact Value Fund to its shareholders, and the Acquiring Fund will continue the business and assume the CCM Small/Mid-Cap Impact Value Fund’s liabilities (other than the excluded liabilities).

2.
If necessary, to approve adjourning the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Plan on behalf of one or both of the Target Funds; and

3.	To transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.

Shareholders of each Target Fund will vote separately on the applicable Reorganization.

Only shareholders of record at the close of business on July 5, 2023, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any postponements or adjournments thereof.  This proxy is being solicited on behalf of the Target Funds.

YOUR VOTE IS IMPORTANT.  PLEASE RETURN YOUR PROXY
CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE
TELEPHONE OR INTERNET ADDRESS FOUND ON YOUR PROXY CARD.

Whether or not you plan to attend the special meeting, we urge you to authorize proxies to cast your votes.  You can do this in one of the following three ways:

(1) by completing, signing, and dating the enclosed proxy card and returning it in the enclosed postage prepaid envelope;

(2) by calling the toll-free telephone number listed on the enclosed proxy card and following the instructions to vote your shares; or

(3) by voting via the Internet at the website shown on the enclosed proxy card.  Your prompt voting by proxy will help ensure a quorum at the special meeting.

Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of QIT at the address noted in the Proxy Statement/Prospectus or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again through the website or toll-free telephone number listed above.

QUAKER INVESTMENT TRUST

Alyssa Greenspan
President

July [●], 2023

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 20, 2023: The Notice, Proxy Statement, most recent Annual Report of the Target Funds, and Form of Proxy are available at [www.proxyvote.com].

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PRELIMINARY Q&A, SUBJECT TO CHANGE,
DATED JUNE 5, 2023

QUAKER INVESTMENT TRUST
261 North University Drive, Suite 520
Ft. Lauderdale, FL 33324
 (888) 272-0007
www.ccminvests.com

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: July [●], 2023

Question 1: What is this document and why did we send it to you?

Answer: This document includes a notice of special meeting of shareholders, a combined Proxy Statement/Prospectus, and a form of proxy.  The Board of Trustees (the “Target Funds’ Board of Trustees”) of Quaker Investment Trust, a Delaware statutory trust (“QIT”), on behalf of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of QIT, has approved an Agreement and Plan of Reorganization (the “Plan”) between Hennessy Funds Trust and QIT pursuant to which (i) all of the assets of the CCM Core Impact Equity Fund will be transferred to the Hennessy Stance ESG ETF (the “Acquiring Fund”), a series of Hennessy Funds Trust, in exchange for shares of the Acquiring Fund which will be distributed pro rata by the CCM Core Impact Equity Fund to its shareholders, plus cash in lieu of fractional shares of the Acquiring Fund, and the Acquiring Fund will continue the business and assume the CCM Core Impact Equity Fund’s liabilities (other than the excluded liabilities), and (ii) all of the assets of the CCM Small/Mid-Cap Impact Value Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund which will be distributed pro rata by the CCM Small/Mid-Cap Impact Value Fund to its shareholders, plus cash in lieu of fractional shares of the Acquiring Fund, and the Acquiring Fund will continue the business and assume the CCM Small/Mid-Cap Impact Value Fund’s liabilities (other than the excluded liabilities) (each, a “Reorganization” and together, the “Reorganizations”).

Shareholder approval of the Plan is needed to proceed with each of the Reorganizations, and a special meeting of shareholders of the Target Funds will be held on September 20, 2023, to consider whether to approve the Plan.  The Target Funds’ Board of Trustees is sending this document to you for your use in deciding whether to approve the Plan at the special meeting.

Question 2: What is the reason for the Reorganizations?

Answer:  For the following reasons and the reasons set forth below under “Reasons for the Reorganization and Board Deliberations,” the Board has determined that each Reorganization is in the best interests of each Target Fund.  In making this determination, the Board noted the
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recommendation of Community Capital Management, LLC, the Target Funds’ investment advisor (“CCM”), and considered the following, among other factors:

(1)  representations regarding the reputation, financial strength and resources of Hennessy Advisors, Inc. (“Hennessy Advisors”);

(2)  the nature, quality and extent of services to be provided to the Acquiring Fund and their shareholders by Hennessy Advisors and its affiliates following the Reorganizations;

(3)  the similarities and differences between the investment objectives, principal investment strategies and risks of each Target Fund and those of the Acquiring Fund;

(4)  the historical investment performance records of the Acquiring Fund and certain investment strategies that will be used by the portfolio managers in managing the Acquiring Fund following the Reorganizations;

(5)  the total annual fund operating expenses of the Acquiring Fund are significantly less than that of the Target Funds and that Hennessy Advisors contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) of the Acquiring Fund do not exceed 0.85% of the Acquiring Fund’s average daily net assets through December 31, 2024;

(6)  the distribution arrangements that will be available to the Acquiring Fund following the Reorganizations;

(7)  the interests of the Target Funds’ shareholders will not be diluted as a result of the Reorganizations;

(8)  the fact that CCM and Hennessy Advisors will pay all direct expenses arising in connection with the Reorganizations;

(9)  each of the Reorganizations is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Target Funds and their respective shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the connection with the Reorganizations (except with respect to cash received in lieu of fractional shares of the Acquiring Fund);

(10)  the terms and conditions of the Plan, including the Acquiring Fund’s assumption of all of the liabilities of the Target Funds;

(11) shareholders of the Target Funds who do not wish to become shareholders of the Acquiring Fund may redeem their shares of the applicable Target Fund at net asset value before the Reorganizations; and

(12)  the fact that CCM and Hennessy Advisors have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Acquiring Fund after the Reorganizations.

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Following careful analysis and consideration and after concluding that the implementation of each of the Reorganizations is advisable and in the best interests of the Target Funds’ respective shareholders, the Target Funds’ Board of Trustees approved the Plan providing for the proposed Reorganization transaction.  The Target Funds’ Board of Trustees recommends that you vote “FOR” the Plan.

Question 3:  Are there any significant differences between the investment objectives and policies of the Target Funds and the Acquiring Fund?

Answer:  While the investment objective of the Target Funds is to provide long-term growth of capital and the investment objective of the Acquiring Fund is to achieve long-term capital appreciation, the parties believe the respective investment objectives of the Target Funds and the Acquiring Fund are substantially the same and that the minor differences in how the Target Funds and Acquiring Fund articulate their investment objectives are not material.  However, the investment strategies and policies of the Target Funds and the Acquiring Fund differ. Please refer to the enclosed Proxy Statement/Prospectus for a detailed explanation of the investment objectives and investment strategies and policies of the Target Funds and Acquiring Fund.

Question 4: How will the Target Funds and their shareholders be affected by the Reorganizations?

Answer: As a result of the Reorganizations, you will cease to be a shareholder of the Target Funds and will become a shareholder of the Acquiring Fund. Upon consummation of the Reorganizations, the Target Funds will become part of Hennessy Funds Trust, with Hennessy Advisors as their investment advisor. Hennessy Advisors delegates the day-to-day management of the investment portfolio of the Acquiring Fund to Stance Capital, LLC (“Stance Capital”). Accordingly, the investment portfolio of the Target Funds will not be managed by the current portfolio managers of the Target Funds following the Reorganizations. Rather, the portfolio managers of the Acquiring Fund will continue to serve as the portfolio managers of the Acquiring Fund following the Reorganizations.  The Acquiring Fund will be supervised by the Board of Trustees of Hennessy Funds Trust and will be serviced by the Acquiring Fund’s service providers.

While the management fee for the Target Funds will technically increase following the Reorganizations, the management fee charged by the Acquiring Fund is a unitary management fee and as such, is fixed and inclusive of all other fees the Acquiring Fund may incur, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services. As a result, the total annual fund operating expenses of the Acquiring Fund are significantly less than that of the Target Funds.  Accordingly, shareholders of the Target Funds will experience a decrease in total fund operating expenses following the Reorganizations.  Further, Hennessy Advisors has contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) of the Acquiring Fund do not exceed 0.85% of the Acquiring Fund’s average daily net assets through December 31, 2024.

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Upon completion of the Reorganization, you will own shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund you owned immediately prior to the Reorganizations. Shares of the Acquiring Fund are not issued in fractional shares. As a result, shareholders will receive cash in lieu of fractional shares of the Acquiring Fund, resulting in a small cash payment that generally will be taxable to you for U.S. federal income tax purposes.

Question 5: How will the Reorganizations work?

Answer: Pursuant to the Plan, (i) the CCM Core Impact Equity Fund will transfer all of its assets and liabilities (other than the excluded liabilities) to the Acquiring Fund in exchange for shares of the Acquiring Fund, with the CCM Core Impact Equity Fund distributing shares of the Acquiring Fund pro rata to its shareholders, plus cash in lieu of fractional shares of the Acquiring Fund, and (ii) the CCM Small/Mid-Cap Impact Value Fund will transfer all of its assets and liabilities (other than the excluded liabilities) to the Acquiring Fund in exchange for shares of the Acquiring Fund, with the CCM Small/Mid-Cap Impact Value Fund distributing shares of the Acquiring Fund pro rata to its shareholders, plus cash in lieu of fractional shares of the Acquiring Fund.  Shareholders of the Target Funds will thus effectively be converted into shareholders of the Acquiring Fund and will hold shares of the Acquiring Fund with the same NAV as shares of the Target Funds that they held prior to the Reorganizations. Please refer to the enclosed Proxy Statement/Prospectus for a detailed explanation of the Reorganizations.

Question 6:  What are the expected U.S. federal income tax consequences of the Reorganizations to shareholders of the Target Funds?

Answer:  Each Reorganization is expected to qualify as a “reorganization” for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganizations will not recognize gain or loss as a direct result of the Reorganizations (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). Please refer to the enclosed Proxy Statement/Prospectus for a detailed explanation of the Reorganizations.

Question 7: What will happen if the Plan is not approved?

Answer: The merger of each Target Fund into the Acquiring Fund will be treated as a separate Reorganization. Accordingly, shareholder approval and consummation of each Reorganization are not contingent on shareholder approval and consummation of any other Reorganization. If the Plan is not approved by the shareholders of either Target Fund, then such Target Fund will continue to operate and the Target Funds’ Board of Trustees may take any further action it deems to be in the best interest of the Target Fund and its shareholders, including liquidating the Target Fund, in all cases subject to approval by the Target Fund’s shareholders if required by applicable law.

The approval of the Plan by a Target Fund’s shareholders is required for the consummation of the Reorganization on behalf of such Target Fund.  If the Plan is not approved by a Target Fund’s shareholders, QIT may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan.

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Question 8: Who is paying for expenses related to the Reorganizations?

Answer: CCM and Hennessy Advisors will be responsible for paying their own professional fees, including legal fees, auditing and accounting fees, and other costs and expenses incurred by them or any of their affiliates in connection with the Reorganizations, and CCM and Hennessy Advisors will equally share the costs associated with soliciting and obtaining the proxy vote of the shareholders of the Target Funds, including the proxy advisory firm fees.  The total expenses of the Reorganizations are estimated to be approximately $[●].

Question 9: How does the Board of Trustees recommend that I vote?

Answer: After careful consideration, the Target Funds’ Board of Trustees recommends that you vote “FOR” the Plan.  If necessary, we may ask the shareholders of the Target Funds to vote on the proposal to adjourn the special meeting to solicit additional proxies if a quorum does not exist or a quorum exists but there are insufficient votes at the time of the adjournment to approve the Plan.  If adjournment is deemed necessary, the Target Funds’ Board of Trustees recommends that you vote “FOR” adjournment.

Question 10: Why do I need to vote?

Answer: Your vote is needed to ensure that the Reorganization proposals can be acted upon.  Even if you are a small investor, your vote makes a difference. If numerous shareholders just like you fail to vote, the Target Funds may not receive enough votes to go forward with the special meeting. Your immediate response will help prevent the need for any further solicitations for a shareholder vote.

Question 11: How do I vote?

Answer: Whether or not you plan to attend the special meeting, we urge you to authorize proxies to cast your votes. You can do this in one of the following three ways: (1) by completing, signing, and dating the enclosed proxy card and returning it in the enclosed postage prepaid envelope, (2) by calling the toll-free telephone number listed on the enclosed proxy card and following the instructions to vote your shares, or (3) by voting via the Internet at the website shown on the enclosed proxy card.  We encourage all shareholders to participate. Your prompt voting by proxy will help ensure a quorum at the special meeting.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of QIT at the address noted in the Proxy Statement/Prospectus or in person at the time of the special meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free telephone number listed on the enclosed proxy card. If you have any questions regarding the proposed Reorganizations, please do not hesitate to call (888) 272-0007.

Question 12: Who do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation.  Please call (888) 272-0007 during normal business hours between 8:00 a.m. and 5:00 p.m. Eastern time.

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PRELIMINARY PROXY STATEMENT, SUBJECT TO CHANGE,
DATED JUNE 5, 2023

QUAKER INVESTMENT TRUST
261 North University Drive, Suite 520
Ft. Lauderdale, FL 33324
 (888) 272-0007
www.ccminvests.com

HENNESSY FUNDS TRUST
7250 Redwood Boulevard, Suite 200
Novato, California 94945
(800) 966-4354
www.hennessyetfs.com
______________________________________________________________________________

PROXY STATEMENT AND PROSPECTUS DATED JULY [●], 2023
______________________________________________________________________________

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by Quaker Investment Trust, a Delaware statutory trust (“QIT”), on behalf of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of QIT, for use at a special meeting of shareholders of the Target Funds to be held in the offices of QIT at the offices of QIT at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324, at 10:00 a.m. local time.  At the special meeting, shareholders of the Target Funds will meet for the following purposes:

1.	A proposal to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which:
a.
all of the assets of the CCM Core Impact Equity Fund will be transferred to the Hennessy Stance ESG ETF (the “Acquiring Fund”), a series of Hennessy Funds Trust, in exchange for shares of the Acquiring Fund (plus cash in lieu of fractional shares of the Acquiring Fund), which will be distributed pro rata by the CCM Core Impact Equity Fund to its shareholders, and the Acquiring Fund will continue the business and assume the CCM Core Impact Equity Fund’s liabilities (other than the excluded liabilities); and

b.
all of the assets of the CCM Small/Mid-Cap Impact Value Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund (plus cash in lieu of fractional shares of the Acquiring Fund), which will be distributed pro rata by the CCM Small/Mid-Cap Impact Value Fund to its shareholders, and the Acquiring Fund will continue the business and assume the CCM Small/Mid-Cap Impact Value Fund’s liabilities (other than the excluded liabilities) (each, a “Reorganization” and together, the “Reorganizations”).

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2.
If necessary, to approve adjourning the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Plan on behalf of one or both of the Target Funds; and

3.	To transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.
Shareholders of each Target Fund will vote separately on their Reorganization.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to QIT c/o Community Capital Management, LLC, 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324, Attention: Secretary, or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again by a later dated proxy card, through the website, or using toll-free telephone number listed in the enclosed voting instructions.

The Target Funds are each a series of QIT, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Acquiring Fund is a series of Hennessy Funds Trust, an open-end management investment company registered with the SEC under the 1940 Act. Shares of the Acquiring Fund are listed for trading on NYSE Arca, Inc. (the “Exchange”).

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus, which means that they are legally considered to be a part of this Proxy Statement/Prospectus:

•	Prospectus of the Target Funds, dated October 28, 2022, as amended or supplemented;
•	Annual Report to Shareholders of the Target Funds for the fiscal year ended June 30, 2022, containing audited financial statements; and
•
Preliminary Proxy Statement on Schedule 14A, as filed with the SEC on June 1, 2023 (regarding a special shareholder meeting of the Fund to vote on a change of control transaction for Vident Investment Advisory, LLC, a sub-advisor to the Fund, and a manager of managers arrangement for the Fund).

Copies of the Target Funds’ documents are available upon request and without charge by writing to QIT c/o Community Capital Management, LLC, 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324, by calling (888) 272-0007, or over the Internet at www.ccminvests.com.

Reports, proxy statements, and other information concerning the Target Funds and Acquiring Fund can be inspected at the offices of the Exchange, and can be obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

The Annual Report to Shareholders for the Target Funds for the fiscal year ended June 30, 2022, containing audited financial statements, has been previously provided to shareholders
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of the Target Funds.  Copies are available by writing or calling QIT at the address or telephone number listed above or over the Internet at www.ccminvests.com.

This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring Fund that you should know before considering the Plan and resulting Reorganizations, and it should be retained for future reference.  Additional information contained in a statement of additional information (the “SAI”) relating to this Proxy Statement/Prospectus, as required by the SEC, is on file with the SEC.  The SAI is available without charge upon request by calling the toll-free number set forth above for QIT, by writing or calling QIT at the address or telephone number listed above, or over the Internet at www.ccminvests.com.  The SAI, dated July [●], 2023, is incorporated by reference into this Proxy Statement/Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganizations described in this Proxy Statement/Prospectus or the securities to be issued pursuant to the reorganizations under this Proxy Statement/Prospectus or determined if this Proxy Statement/Prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

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PROXY STATEMENT / PROSPECTUS TABLE OF CONTENTS

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	K.	Fiscal Year	38

VI.	VOTING INFORMATION		38
	A.	Method and Cost of Solicitation	39
	B.	Right of Revocation	39
	C.	Voting Securities and Principal Holders	39

VII.	ADDITIONAL INFORMATION		40

VIII.	MISCELLANEOUS INFORMATION		41
	A.	Other Business	41
	B.	Next Meeting of Shareholders	41
	C.	Legal Matters	41
	D.	Experts	41

Exhibit A			A-1

Exhibit B			B-1

Exhibit C			C-1

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I.	SYNOPSIS
A.	Overview
The following synopsis is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, including documents incorporated by reference, as well as in the Plan.  This Proxy Statement/Prospectus is qualified by reference to the more complete information contained herein and in the Prospectus of the Target Funds, dated October 28, 2022, as amended or supplemented, which includes information about the Target Funds, and in the Plan attached hereto as Exhibit A. Shareholders should read the entire Proxy Statement/Prospectus carefully.

B.	Reasons for the Reorganizations and Board Deliberations
The Reorganizations were reviewed by the QIT Board of Trustees (“Target Funds’ Board of Trustees”) with the advice and assistance of Fund counsel and legal counsel to the Trustees who are not “interested persons” of QIT under the 1940 Act (the “Independent Trustees”). The Independent Trustees requested certain information from Community Capital Management, LLC (“CCM”) and Hennessy Advisors, Inc. (“Hennessy Advisors”) to assist them in assessing the Reorganizations (the “Initial Request”).  The Independent Trustees considered the information provided, in writing and orally, by CCM and Hennessy in response to the Initial Request (the “Initial Response”) at meeting of the Independent Trustees held on February 6, 2023.  Subsequent to the February 6th meeting, the Independent Trustees requested additional information from Hennessy (the “Second Request”). The Target Funds’ Board of Trustees considered the information provided in writing by Hennessy in response to the Second Request (the “Second Response”) during a special meeting of the Target Funds’ Board of Trustees held on April 21, 2023.

The information reviewed included general details about Hennessy Advisors, the Acquiring Fund, and the Board of Trustees of Hennessy Fund Trust (the Acquiring Fund’s Board of Trustees”), and the investment objective and strategies of the Acquiring Fund, as well as a comparison of fees and expenses of the Target Funds to the estimated fees and expenses of the Acquiring Fund.  The Target Funds’ Board of Trustees also considered that Hennessy Advisors has employed Stance Capital, LLC (“Stance Capital”) and Vident Investment Advisory, LLC (“Vident” and together with Stance Capital, the “Sub-Advisors”) as sub-advisors to the Acquiring Fund. Following the Reorganizations, the current portfolio managers of the Acquiring Fund will continue as portfolio managers of the Acquiring Fund.  Accordingly, the day-to-day management of the investment portfolio of the Target Funds will change as a result of the change in investment advisor and the existing portfolio managers of the Target Funds will not continue on as portfolio managers of the Acquiring Fund.

The Independent Trustees also discussed each of the proposed Reorganizations without the participation of representatives of CCM or Hennessy Advisors.  For the reasons discussed below, together with other factors and information considered to be relevant but without identifying any single factor as all-important or controlling, the Target Funds’ Board of Trustees, including the Independent Trustees, determined that the each of the Reorganizations is in the best interests of the applicable Target Fund and its respective shareholders and unanimously voted to approve each of the Reorganizations and to present them to shareholders for approval.  In determining whether to approve the Reorganizations and to recommend approval to shareholders, the Target Funds’ Board of Trustees (including the Independent Trustees)

considered a number of factors, including the potential benefits and costs of the Reorganizations to shareholders of the Target Funds. These considerations included the following:

(1)  representations regarding the reputation, financial strength and resources of Hennessy Advisors;

(2)  the nature, quality and extent of services to be provided to the Acquiring Fund and their shareholders by Hennessy Advisors and its affiliates following the Reorganizations;

(3)  the similarities and differences between the investment objectives, principal investment strategies and risks of each Target Fund and those of the Acquiring Fund;

(4)  the historical investment performance records of the Acquiring Fund and certain investment strategies that will be used by the portfolio managers in managing the Acquiring Fund following the Reorganizations;

(5)  the total annual fund operating expenses of the Acquiring Fund are significantly less than that of the Target Funds and that Hennessy Advisors contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) of the Acquiring Fund do not exceed 0.85% of the Acquiring Fund’s average daily net assets through December 31, 2024;

(6)  the distribution arrangements that will be available to the Acquiring Fund following the Reorganizations;

(7)  the interests of the Target Funds’ shareholders will not be diluted as a result of the Reorganizations;

(8)  the fact that CCM and Hennessy Advisors will pay all direct expenses arising in connection with the Reorganizations;

(9)  each of the Reorganizations is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Target Funds and their respective shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the connection with the Reorganizations (except with respect to cash received in lieu of fractional shares of the Acquiring Fund);

(10)  the terms and conditions of the Plan, including the Acquiring Fund’s assumption of all of the liabilities of the Target Funds; and

(11)  shareholders of the Target Funds who do not wish to become shareholders of the Acquiring Fund may redeem their shares of the applicable Target Fund at net asset value before the Reorganizations.

The Target Funds’ Board of Trustees was also advised that CCM intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment advisor to an investment company, and any of the investment advisor’s “affiliated persons” (as such term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of the investment advisor as long as two conditions are met.  The first condition is that, for a period of three years after the closing of the Reorganizations, at least 75% of the trustees of the Acquiring Fund must be persons who are not “interested persons” of the predecessor or successor advisor.  Second, for a period of two years after the closing of the Reorganizations, there must not be imposed on the subject fund any “unfair burden” as a result of the acquisition or any express or implied terms, conditions, or understandings related to it.  An “unfair burden” would include any arrangement whereby an investment advisor, or any interested person of the investment advisor, would receive or be entitled to receive any compensation, directly or indirectly, from a fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of each subject fund (other than bona fide ordinary compensation as principal underwriter for the subject funds). In this regard, the Target Funds’ Board of Trustees was informed that CCM and Hennessy Advisors have indicated that they intend to take the necessary actions to comply with this requirement of Section 15(f) and that, as a result, no special compensation arrangements are contemplated in connection with the Reorganization.  Specifically, Hennessy Advisors and Hennessy Funds Trust have agreed that, for the minimum time periods specified in Section 15(f) of the 1940 Act, they will ensure that (1) at least 75% of the Trustees of Hennessy Funds Trust are not “interested persons” (as that term is defined in the 1940 Act) of Hennessy Advisors or CCM; and (2) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) will be imposed on the Acquiring Fund.

The Target Funds’ Board of Trustees has approved the Plan and each of the resulting Reorganizations, and recommends that you vote “FOR” the Plan and the applicable Reorganization.

If all of the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the closing of the Reorganizations will on the Closing Date (as defined in the Plan), or such other date as is agreed to by the parties, provided that the Acquiring Fund has obtained prior to that time an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, concerning the U.S. federal income tax consequences of the Reorganizations as set forth in the Plan.  The Plan may be terminated, and the Reorganizations abandoned, at any time prior to the closing, whether before or after the requisite approval by the shareholders of the Target Funds, (a) either the Target Funds or the Acquiring Fund (i) in the event of the other party’s material breach of any representation, warranty, or covenant contained in the Plan to be performed at or before the Closing (as defined in the Plan) if such breach is incapable of being cured, (ii) if a condition to its obligations has not been met and it appears reasonably likely that such condition will not, or cannot, be met, or (iii) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganizations; or (b) the mutual consent of the parties.

CCM and Hennessy Advisors will be responsible for paying their own professional fees, including legal fees, auditing and accounting fees, and other costs and expenses incurred by them or any of their affiliates in connection with the Reorganizations, and CCM and Hennessy Advisors will equally share the costs associated with soliciting and obtaining the proxy vote of the shareholders of the Target Funds, including the proxy advisory firm fees.  In addition to solicitations by mail, the officers and agents of the Target Funds also may solicit proxies, without special compensation, by telephone or via the Internet.  The merger of each Target Fund into the Acquiring Fund will be treated as a separate Reorganization. If the Plan is not approved by a Target Fund’s shareholders, then such Target Fund will continue to operate and the Target Funds’ Board of Trustees may take any further action it deems to be in the best interest of the

Target Fund and its shareholders, including liquidating the Target Funds, in all cases subject to approval by the Target Fund’s shareholders if required by applicable law.

C.	The Proposed Plan and Resulting Reorganizations
If the shareholders of the Target Funds approve the Plan and the Reorganizations take place, then:

•	the Acquiring Fund will acquire substantially all of the assets, assume the liabilities (other than the excluded liabilities), and continue the business of each of the Target Funds;
•	the Acquiring Fund will issue shares to the Target Funds, which the Target Funds will distribute pro rata to their shareholders, plus cash in lieu of fractional shares of the Acquiring Fund;
•	the shareholders of the Target Funds will become shareholders of the Acquiring Fund; and
•
the shares of the Acquiring Fund received by a shareholder of the Target Funds will have the same aggregate net asset value (“NAV”) as such shareholder’s interest in the applicable Target Fund immediately prior to the Reorganizations, with cash being received in lieu of fractional shares of the Acquiring Fund.

No sales charges will be imposed on the shares of the Acquiring Fund issued in connection with the Reorganizations.  Each Reorganization has been structured with the intention that it qualify, for U.S. federal income tax purposes, as a reorganization under the Code.  Therefore, it is intended that shareholders of a Target Fund should not recognize any gain or loss on their exchange of Target Fund shares for Acquiring Fund shares for such purposes as a result of the corresponding Reorganization (except with respect to cash received in lieu of fractional shares of the Acquiring Fund).

D.	Comparison of the Target Funds and the Acquiring Fund
1.	Investment Objective and Principal Investment Policies
The investment objective of the Target Funds is to provide long-term growth of capital and the investment objective of the Acquiring Fund is to achieve long-term capital appreciation. The parties believe the respective investment objectives of the Target Funds and the Acquiring Fund are substantially the same and that the minor differences in how the Target Funds and Acquiring Fund articulate their investment objectives are not material.

The Target Funds

Under normal circumstances, the CCM Core Impact Equity Fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities, principally in the common stocks of large companies CCM expects to demonstrate the long-term ability to compound earnings at higher rates than the broader market, regardless of industry. Most of the CCM Core Impact Equity Fund’s investments are in U.S. based companies, although the Fund has the ability to invest internationally as well. To achieve its investment objective, CCM, under normal market conditions, employs a tactical allocation philosophy, meaning that the assets of the CCM Core Impact Equity Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various areas in the equity markets. The CCM Core Impact Equity Fund primarily invests in the equity securities of large capitalization companies and may also invest in the equity securities of small- and mid-capitalization companies, growth stocks that CCM believes will provide a higher return than that of its index, preferred stock, foreign securities, including American Depositary Receipts (“ADRs”), master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), and  in companies CCM expects to demonstrate a long-term ability to compound its earnings per share at a higher rate than the broad market (“Compounders”).

Under normal circumstances, the CCM Small/Mid-Cap Impact Value Fund will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in the securities of small- and mid-capitalization U.S. companies. CCM generally considers small- and mid-cap companies to be those that have similar market capitalizations at the time of purchase to companies represented by the Russell 2500® Index. The CCM Small/Mid-Cap Impact Value Fund invests in companies considered by CCM to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth characteristics, as well as MLPS, REITS and Compounders.

The Target Funds invest in companies that may have positive impact attributes or specific impact characteristics and, at a minimum, maintain neutral posture toward environmental, social and governance (“ESG”) related risk. CCM uses an internally developed investment process to seek to develop a fully integrated portfolio of securities that includes ESG factors that CCM believes can deliver strong financial performance while simultaneously having positive, long-term economic and sustainable impact. Securities are categorized by CCM based on the following:

•
Strong Positive Impact. Companies that CCM believes are significant contributors to society such as those that generate more than 50% of their revenue from a product or service and that align with affordable health and rehabilitative care; affordable housing; arts, culture and the creative economy; disaster recovery, resilience and remediation; economic inclusion; education and childcare; enterprise development and jobs; environmental sustainability; gender lens; healthy communities; human empowerment; minority advancement; neighborhood revitalization; poverty alleviation; rural community development; seniors and the disabled; sustainable agriculture; and transit-oriented development (collectively, “Impact Themes”).

•	Moderate Positive Impact. Companies which have characteristics that align with one or more of the Impact Themes and that CCM believes are a net benefit to society.
•	Neutral Impact. Companies that do not fall within the two categories above but where there exists the potential to be included in the two categories in the future.
•
Negative Impact.  The Target Funds will not invest in companies with excessive ESG-related risk such as fossil fuel exploration and production or any activity related to coal, tobacco, chemical manufacturing, weapons, and prison management, among others. At CCM’s discretion, other companies may also be excluded from the investment process due to their negative impact.

The Target Funds are fossil fuel free and do not invest in the following companies in accordance with maintaining a fossil-fuel free portfolio: (1) companies that own, extract, produce, process, or refine fossil fuels, oil, gas, and coal, (2) companies that store, transport, explore, or produce carbon-related fuels or energy sources or (3) companies that are in the oil and gas equipment and services businesses. However, the Target Funds may invest in: (1) utilities that have current fossil fuel power sources above 15% but are actively transitioning to renewable sources, (2) companies that are pursuing alternative energy technologies or are in alternative energy sectors, or (3) companies that are working to transition away from fossil fuels.

 The Acquiring Fund

The Acquiring Fund is an actively managed, exchange-traded fund (“ETF”) that invests primarily in exchange-traded equity securities of U.S. large-capitalization issuers that meet environmental, social, and governance (“ESG”) standards, as determined by the Portfolio Managers.  The Acquiring Fund considers companies within the Russell 1000® Index and S&P 500® Index to be large-capitalization issuers. The Acquiring Fund also invests in exchange-traded equity securities of U.S. small- and medium-capitalization issuers that meet ESG standards, as determined by the Portfolio Managers.

In identifying investments for the Acquiring Fund, the Portfolio Managers utilize three independent processes.  First, the Portfolio Managers apply a rules-based ESG methodology that seeks to identify the top 50% from each industry and sub-industry in the universe of large-capitalization companies, medium-capitalization companies, or small-capitalization companies, as applicable.  Companies who have exclusively or primarily engaged in weapons, tobacco, or thermal coal are generally excluded from consideration.  The remaining universe is then quantitatively scored against industry group peers on up to 21 sustainability-related key performance indicators (“KPIs”) such as energy productivity, carbon intensity, water dependence, waste profile, and KPIs relating to governance, including capacity to innovate, unfunded pension fund liabilities, chief executive officer/average worker pay, safety performance, employee turnover, leadership diversity, percentage tax paid, and percent of bonus linked to sustainability performance.  The securities in the top 50% may be retained.  The Portfolio Managers utilize data feeds from third parties that it considers, in its sole discretion, as trustworthy or that have the expertise in specific KPI areas.  The current primary external data source is Corporate Knights Research, an affiliate of Stance Capital, but such firm or firms may change in the Portfolio Managers’ discretion.  Corporate Knights Research is based in Toronto, and is a leading media firm in Canada focused on climate risk.  For over 20 years, it has published an annual ranking of the most sustainable companies in the world.  Its methodology is rules-based and forms the foundation of the Portfolio Managers’ approach to ESG scoring.  Second, the Portfolio Managers apply a machine learning model that uses financial, risk, and other factors to identify companies that are most likely to outperform both in the absolute returns and in risk adjusted returns over the next quarter.  In the final process, the portfolio is optimized to minimize tail risk and maximize diversification.  The Portfolio Managers generally rebalance the Acquiring Fund’s portfolio quarterly.

Positions are sold quarterly if the Portfolio Managers decide they are no longer optimal in the portfolio.  The Acquiring Fund’s investment portfolio is focused, and is generally composed of about 30 investment positions.

While investing in a particular sector is not a principal investment strategy of the Acquiring Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. While the Acquiring Fund does not place any restrictions on its level of sector concentration, it will limit its investments in industries within any particular sector to less than 25% of the Acquiring Fund’s total assets. On each rebalancing date, investments within a particular sector will also be capped at up to twice the weight of the sector within the S&P 500 Index.

The Acquiring Fund is actively-managed, semi-transparent exchange-traded fund.  Unlike traditional exchange-traded funds, which generally publish their portfolio holdings on a daily basis, the Acquiring Fund discloses a portfolio transparency substitute—the “Portfolio Reference Basket”—and certain related information about the Portfolio Reference Basket relative to its actual portfolio (“Actual Portfolio”) holdings (the “Portfolio Reference Basket Disclosures”), which are intended to help keep the market price of the Acquiring Fund’s shares trading at or close to the underlying NAV per share of the Acquiring Fund.  While the Portfolio Reference Basket includes all of the Acquiring Fund’s holdings, it is not the Acquiring Fund’s Actual Portfolio because the holdings will be weighted differently, subject to a minimum weightings overlap of 90% with the Acquiring Fund’s Actual Portfolio at the beginning of each trading day.  The Acquiring Fund also discloses the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions (the “Guardrail Amount”).  The Guardrail Amount is intended to ensure that no individual security in the Portfolio Reference Basket will be overweighted or underweighted by more than the publicly disclosed percentage when compared to the actual weighting of each security within the Actual Portfolio as of the beginning of each trading day.  The Acquiring Fund is actively managed and does not seek to track an index.

Each of the Target Funds and the Acquiring Fund intend to continue to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Code.

2.	Fundamental Investment Restrictions
The Target Funds and the Acquiring Fund have several fundamental investment restrictions that are substantively the same and, although there are minor differences in how the Target Funds and the Acquiring Fund articulate their fundamental investment restrictions, the parties believe that these differences are not material. However, the Target Funds have additional fundamental and non-fundamental investment restrictions in place that the Acquiring Fund does not have in place.  The Target Funds have fundamental investment restrictions whereby the Target Funds are not permitted to invest for the purpose of exercising control or management of another issuer, participate on a joint or joint and several basis in any trading account in securities or make short sales of securities or maintain a short position, except for outright short sales and short sales “against the box.”  Pursuant to an exemptive order from the SEC issued to the Acquiring Fund on December 14, 2022, the Acquiring Fund is also prohibited from holding short positions.  As to non-fundamental investment restrictions, the Target Funds may not purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

3.	Investment Advisory Services
CCM is the investment advisor of the Target Funds.  CCM is located at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324.  CCM is organized as a Delaware limited liability company and was founded in 1998.  CCM is registered with the SEC as an investment advisor. As of March 31, 2023, CCM managed approximately $[●] billion in assets under management.  Subject to the overall supervision of the Target Funds’ Board of Trustees, CCM manages the overall investment operations of the Target Funds pursuant to the terms of an investment advisory agreement between QIT and CCM (the “CCM Advisory Agreement”).  Under the terms of the CCM Advisory Agreement, the CCM Core Impact Equity Fund and CCM Small/Mid-Cap Impact Value Fund pay CCM a management fee that is computed and paid monthly at an annual rate of 0.75% and 0.90%, respectively, of the applicable Target Fund’s average daily net assets during the month.

Hennessy Advisors is the investment advisor of the Acquiring Fund.  Hennessy Advisors, Inc. is located at 7250 Redwood Blvd., Suite 200, Novato, California 94945.  Hennessy Advisors was organized as a California corporation in 1989 and is registered with the SEC as an investment advisor. As of March 31, 2023, Hennessy Advisors managed $2.9 billion of net assets on behalf of all series in Hennessy Funds Trust. Subject to the direction and control of the Acquiring Fund’s Board of Trustees, Hennessy Advisors formulates and implements an investment program for the Acquiring Fund, primarily in the form of oversight of the Sub-Advisors, pursuant to an investment advisory agreement between Hennessy Funds Trust and Hennessy Advisors.  For its services, the Acquiring Fund pays Hennessy Advisors a unitary management fee that is computed daily and paid monthly at an annual rate of 0.95% of the Acquiring Fund’s average daily net assets, subject to an expense limitation agreement.

Hennessy Advisors has delegated the day-to-day management of the portfolio composition of the Acquiring Fund to Stance Capital.  Accordingly, the investment portfolio of the Target Funds will not be managed by the existing portfolio managers of the Target Funds following the Reorganizations. Rather, the current portfolio managers of the Acquiring Fund will continue to manage the investment portfolio of the Acquiring Fund following the Reorganizations.

In its capacity as sub-advisor, subject to the supervision of Hennessy Advisors and the Acquiring Fund’s Board of Trustees, Stance Capital makes investment decisions for the Acquiring Fund and continuously reviews, supervises, and administers the investment program of the Acquiring Fund.  For these services, Hennessy Advisors pays Stance Capital a sub‑advisory fee calculated daily and paid monthly at an annual rate of 0.40% of the Acquiring Fund’s average daily net assets up to $125 million, 0.37% of average daily net assets for assets over $125 million and up to $250 million, and 0.35% for average daily net assets in excess of $250 million.

In addition, Hennessy Advisors has delegated the responsibility for selecting broker-dealers to execute purchase and sale transactions for the Acquiring Fund to Vident, as instructed by Stance Capital, subject to the supervision of Hennessy Advisors and the Acquiring Fund’s Board of Trustees.  For these services, Hennessy Advisors pays Vident a sub‑advisory fee calculated daily and paid monthly at an annual rate of 0.05 % of the Acquiring Fund’s average daily net assets up to $250 million, 0.045% of average daily net assets for assets over $250 million and up to $500 million, and 0.04% for average daily net assets in excess of $500 million. Hennessy Advisors has agreed to pay a minimum sub-advisory fee to Vident of $18,750 on an annual basis.

4.	Distribution Services
Foreside Fund Services, LLC (“Foreside”), located at 3 Canal Plaza, Suite 100, Portland, Maine 03101, currently serves as the distributor for the Target Funds.  Shares of the Target Funds are continuously offered by Foreside. Foreside is not obligated to sell any specific number of shares of the Target Funds but has undertaken to sell such shares on a best effort basis.

Foreside is a registered broker‑dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

Quasar Distributors, LLC (the “Distributor”), located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as the distributor for the Acquiring Fund.  Quasar is a subsidiary of Foreside. The Acquiring Fund’s shares are continuously offered for sale only in Creation Units (as described below) on a best efforts basis.  The Distributor does not maintain a secondary market in the Acquiring Fund’s shares.  The Distributor is a registered broker-dealer and member of FINRA.

5.	Purchase and Redemption Procedures
The Target Funds

Purchases and redemptions of shares of the Target Funds are made at the net asset value (“NAV”) per share next determined after receipt of the complete and accurate purchase or redemption order by the Target Funds’ transfer agent. The Target Funds’ transfer agent assesses a fee of $15.00 for each redemption made by wire. The Target Funds also offer an automatic investment plan, whereby an existing shareholder may authorize the Target Funds to withdraw from his or her personal bank account at regular intervals an amount that such shareholder wishes to invest.

The minimum amounts required to make an initial investment or subsequent investment in Advisor Class Shares of the Target Funds, are indicated below:

	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular Account	$2,000	$100
Individual Retirement Accounts	$1,000	$100

The minimum investment for Institutional Class Shares of the Target Funds is $25,000, although CCM has the ability to waive the investment minimum for Institutional Class Shares at its discretion.

The Acquiring Fund

The Acquiring Fund issues and redeem its shares at NAV only in large blocks known as “Creation Units,” which only authorized participants (“APs”) (typically broker-dealers) may purchase or redeem. Creation Units generally consist of 5,000 shares, though this may change from time to time. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities or cash.

Only APs may acquire shares directly from the Acquiring Fund, and only APs may tender their shares for redemption directly to the Acquiring Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Acquiring Fund’s distributor, and that has been accepted by the Acquiring Fund’s transfer agent, with respect to purchases and redemptions of Creation Units.

Once created, shares of the Acquiring Fund trade in the secondary market in quantities less than a Creation Unit. Most investors buy and sell shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the NYSE Arca, Inc. (the “Exchange”) and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling shares of the Acquiring Fund through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices rather than NAV, shares of the Acquiring Fund may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market.

Information regarding how often shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Acquiring Fund is available, free of charge, on the Acquiring Fund’s website at www.hennessyetfs.com.

The Acquiring Fund does not permit exchanges of shares of the Acquiring Fund for shares of another fund.

E.	Other Significant Considerations and Consequences of the Proposed Reorganization
Hennessy Advisors will continue to serve as the investment advisor to the Acquiring Fund following the Reorganizations.  Hennessy Advisors will also continue to employ Stance Capital and Vident as the sub-advisors for the Acquiring Fund following the Reorganizations. Accordingly, there will be a change in the day‑to-day management of the investment portfolio of the Target Funds as a result of the change in investment advisor, as the current portfolio managers of the Target Funds at CCM will not continue as portfolio managers of the Acquiring Fund.  The current portfolio managers of the Acquiring Fund will continue to manage the investment portfolio of the Acquiring Fund following the Reorganizations. The Acquiring Fund will be supervised by the Acquiring Fund’s Board of Trustees and will be serviced by the Acquiring Fund’s service providers.

While the management fee for the Target Funds will technically increase following the Reorganizations, the management fee charged by the Acquiring Fund is a unitary management fee and as such, is fixed and inclusive of all other fees the Acquiring Fund may incur, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services. As a result, the total annual fund operating expenses of the Acquiring Fund are significantly less than that of the Target Funds.  Accordingly, shareholders of the Target Funds will experience a decrease in total fund operating expenses following the Reorganizations.  Further, Hennessy Advisors has contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) of the Acquiring Fund do not exceed 0.85% of the Acquiring Fund’s average daily net assets through December 31, 2024.

Upon completion of the Reorganization, you will own shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned immediately prior to the Reorganizations. Shares of the Acquiring Fund are not issued in fractional shares. As a result, shareholders will receive cash in lieu of fractional shares of the Acquiring Fund, resulting in a small cash payment that may be taxable to you for U.S. federal income tax purposes.

F.	Summary of the Material U.S. Federal Income Tax Consequences of the Proposed Reorganization
The Target Funds will have received on the Closing Date (as defined in the Plan) an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, to the effect that each of the proposed Reorganizations will constitute a reorganization within the meaning of Section 368(a) of the Code.  As a reorganization, no gain or loss would be recognized by a Target Fund upon the transfer of assets solely in exchange for shares of the Acquiring Fund and its assumption of liabilities (other than the excluded liabilities) or by such Target Fund’s corresponding shareholders upon their exchange of Target Fund shares for Acquiring Fund shares (except with respect to cash received in lieu of fractional shares of the Acquiring Fund).  The tax basis for the shares of the Acquiring Fund received by shareholders of the Target Funds would be the same as their tax basis for the shares of the Target Funds that are surrendered in the exchange (after reduction for any cash received in lieu of fractional shares). In addition, a Target Fund’s shareholder’s holding period in the Acquiring Fund shares received in the corresponding Reorganization would include such shareholder’s holding period in its Target Fund shares (as long as such shares were held as capital assets such shareholder).

II.	PRINCIPAL RISK FACTORS
The risks related to the principal investment strategies of both of the Target Funds are as follows:

Impact/ESG Risk: CCM may select or exclude securities of certain companies for reasons other than performance and, as a result, the Target Funds may underperform other funds that do not use an impact/ESG screening process. Impact/ESG investing is qualitative and subjective by nature. There is no guarantee that impact/ESG criteria used by CCM will reflect beliefs or values of any particular investor.

Common Stock Risk: Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Target Funds invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Small-Cap and Mid-Cap Securities Risk: The Target Funds invest in companies with small market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community, and may have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, small-capitalization stock prices have greater volatility than large company securities.

Management Risk: The Target Funds are subject to management risk because they are an actively managed investment portfolios. CCM will apply its investment techniques and risk analyses, including tactical allocation strategies, in making investment decisions for the Target Funds, but there is no guarantee that its decisions will produce the intended result.

Master Limited Partnership Risk: The Target Funds’ exposure to master limited partnerships (“MLPs”) may subject the Target Funds to greater volatility than investments in traditional securities. The value of MLP and MLP‑based exchange‑traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Real Estate Investment Trust Risk: The Target Funds may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

Recent Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Target Funds may be increased.

Additional risks related to the principal investment strategies of the CCM Core Impact Equity Fund are as follows:

Growth Risk: There is a risk that the CCM Core Impact Equity Fund’s growth style may perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Foreign Securities Risk: Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to CCM Core Impact Equity Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Target Fund to the risks associated with fluctuations in currency values.

Additional risks related to the principal investment strategies of the CCM Small/Mid-Cap Impact Value Fund are as follows:

Value Securities Risk: The CCM Small/Mid-Cap Impact Value Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If CCM’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the CCM Small/Mid-Cap Impact Value Fund’s return.

The risks related to the principal investment strategies of the Acquiring Fund are as follows:

Portfolio Reference Basket Structure Risk: Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Acquiring Fund discloses the identities of all portfolio holdings daily, but not the exact quantities or weightings. Instead, the Acquiring Fund discloses a Portfolio Reference Basket generated each day by a proprietary algorithmic process that is designed to closely track the daily performance of the Acquiring Fund’s Actual Portfolio on any given trading day. Although the Portfolio Reference Basket and Portfolio Reference Basket Disclosures are intended to provide APs and other market participants with enough information to allow them to engage in effective arbitrage transactions that will help keep the market price of the Acquiring Fund’s shares trading at or close to the underlying NAV per share of the Acquiring Fund, there is a risk that market prices will vary significantly from the underlying NAV of the Acquiring Fund, which may be heightened during periods of market disruption or volatility.

Bid/Ask Spread Risk. The Acquiring Fund’s shares may trade at a wider bid/ask spread than shares of traditional ETFs and may therefore be more costly for investors to trade, which may be heightened during periods of market disruption or volatility. “Bid” refers to the highest price a buyer will pay to buy a specified number of shares of a stock at any given time. “Ask” refers to the lowest price at which a seller will sell the stock. The difference between the bid price and the ask price is called the “spread.”

Additional Trading Cost Risk. The Portfolio Reference Basket structure itself may result in additional trading costs because the Acquiring Fund may receive or deliver holdings in different weightings on any given day than the weightings of the Acquiring Fund’s Actual Portfolio, which may result in portfolio turnover, and related transaction costs, to realign the Actual Portfolio with the Acquiring Fund’s intended investment strategy.

Arbitrage Risk. There can be no assurance that the Portfolio Reference Basket structure will operate as intended. The Portfolio Reference Basket structure is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Portfolio Reference Basket structure as an arbitrage mechanism is contingent upon, among other things, the effectiveness of the proprietary algorithmic process employed to create a Portfolio Reference Basket that performs in a manner substantially identical to the performance of the Acquiring Fund’s Actual Portfolio and the willingness of APs and other market participants to trade based on the Portfolio Reference Basket.

Calculation of Reference Basket Risk. Although the Acquiring Fund provides an independent third party with information to generate the Portfolio Reference Basket, the Acquiring Fund is not involved in the actual calculation of the Portfolio Reference Basket and is not responsible for the calculation or dissemination of the Portfolio Reference Basket. The

Acquiring Fund makes no warranty as to the accuracy of the Portfolio Reference Basket or that it will produce the intended results.

Tracking Error Risk. In the event that the Portfolio Reference Basket structure does not result in effective arbitrage opportunities in the Acquiring Fund’s shares, the Acquiring Fund may exhibit wider premiums/discounts, bid/ask spreads, and tracking error than traditional ETFs.

Remedial Action Risk. For at least the first three years after the Reorganization, if the tracking error (relative to the Actual Portfolio) exceeds 1%, or if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the closing price or the mid-point of the highest bid and lowest offer at the time of calculation of the NAV (the “Bid/Ask Price”), on one hand, and NAV, on the other, exceeds 2.00% or the bid/ask spread exceeds 2.00%, Hennessy Advisors will recommend appropriate remedial measures to the Board of Trustees for its consideration, which may include, but are not limited to, liquidation of the Acquiring Fund.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk: Only an AP may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers or liquidity providers in the marketplace. To the extent either of the following events occur, the Acquiring Fund’s shares may trade at a material discount to NAV and possibly face trading halts or delisting: (i) APs exit the business or otherwise become unable to process creation or redemption orders and no other APs step forward to perform these services, or (ii) market makers or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Acquiring Fund shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy shares of the Acquiring Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers, or liquidity providers may be less willing to transact in Acquiring Fund shares. Further, the Acquiring Fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as APs, market makers, or liquidity providers.

Cash Transactions Risk: Unlike traditional ETFs, the securities in the Acquiring Fund’s basket of securities exchanged for a Creation Unit will not correspond pro rata to the positions in the Acquiring Fund’s portfolio, and the Acquiring Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Acquiring Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Acquiring Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to /or at an earlier date than if the Acquiring Fund had effected redemptions wholly on an in-kind basis.

Secondary Market Trading Risk: Although the Acquiring Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Acquiring Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities or the financial instruments composing the Portfolio Reference Basket or Actual Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. If the Exchange becomes aware that the NAV, Portfolio Reference Basket, or Actual Portfolio is not disseminated to all market participants at the same time, the Exchange shall halt trading in such series until such time as the NAV, Portfolio Reference Basket, or Actual Portfolio is available to all market participants at the same time. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in shares when extraordinary volatility causes sudden, significant swings in the market price of shares. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Acquiring Fund. Trading halts may have more effect on the Acquiring Fund because of its semi-transparent structure. There can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Acquiring Fund’s shares may begin to mirror the liquidity of the Acquiring Fund’s underlying holdings, which can be significantly less liquid than the Acquiring Fund’s shares.

Shares May Trade at Prices other than NAV Risk: As with all ETFs, the Acquiring Fund’s shares may be bought and sold in the secondary market at market prices. Although the Portfolio Reference Basket structure is intended to provide market participants with enough information to allow for an effective arbitrage mechanism that will help to keep the market price of the Acquiring Fund’s shares at or close to the Acquiring Fund’s NAV, there is a risk that market prices for Acquiring Fund shares will vary significantly from the Acquiring Fund’s NAV. This risk is heightened in times of market disruption or volatility or periods of steep market declines. The market price of shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your Acquiring Fund shares. This risk may be greater for the Acquiring Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis because the publication of the Portfolio Reference Basket does not provide the same level of transparency as the daily publication of the actual portfolio by a traditional ETF. This could cause the Acquiring Fund’s shares to have wider bid/ask spreads and larger premiums/discounts than traditional ETFs using the same or similar investment strategies. Therefore, the Acquiring Fund’s shares may cost investors more to trade than traditional ETF shares, especially during periods of market disruption or volatility.

Limitations of Intraday Indicative Value (IIV) Risk: The Exchange or a market data vendor intends to disseminate the approximate per share value of the Acquiring Fund’s Portfolio Reference Basket every 15 seconds (the ‘‘intraday indicative value’’ or ‘‘IIV’’). The IIV should not be viewed as a ‘‘real-time’’ update of the NAV per share of the Acquiring Fund because (i) the IIV is not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account Acquiring Fund expenses, and (iv) the IIV is based on the Portfolio Reference Basket and not on the Acquiring Fund’s Actual Portfolio.

The Acquiring Fund, Hennessy Advisors, and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the Acquiring Fund’s IIV, and the Acquiring Fund, Hennessy Advisors, and their affiliates do not make any warranty as to the accuracy of these calculations.

Early Close/Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Acquiring Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Acquiring Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, or may incur substantial losses and may limit or stop purchases of the Acquiring Fund.

Environmental, Social, and Governance Investing Risk: ESG investing risk is the risk stemming from the environmental, social, and governance factors that the Acquiring Fund applies in selecting securities. The Acquiring Fund intends to invest in companies with measurable high ESG ratings relative to their sector peers, and screen out particular companies that do not meet its ESG criteria. This may affect the Acquiring Fund’s exposure to certain companies or industries and cause the Acquiring Fund to forego certain investment opportunities. The Acquiring Fund’s returns may be lower than other funds that do not seek to invest in companies based on ESG ratings or screen out certain companies or industries. The Acquiring Fund seeks to identify companies that it believes may have higher ESG ratings, but investors may differ in their views of ESG characteristics. As a result, the Acquiring Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

Third Party Data Provider Risk: In evaluating issuers, the Portfolio Managers rely upon information and data, including from third party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer, which in each case could cause the Portfolio Manager to incorrectly assess an issuer’s business practices with respect to ESG.  As a result, the Acquiring Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different third party data providers.

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, political and other events, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Large-Cap Companies Risk: The stocks of large‑capitalization companies as a group could fall out of favor with the market, causing the Acquiring Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

Small-Sized and Medium-Sized Companies Risk: The Acquiring Fund invests in small-sized and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Smaller companies may have limited product lines, markets, and financial resources, and their management may be dependent on fewer key individuals.

Model Risk: The Acquiring Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that the Portfolio Managers’ use of these models will result in effective investment decisions for the Acquiring Fund. The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that the models use may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Acquiring Fund to achieve its investment objective.

New Fund Risk: The Acquiring Fund is a recently organized, diversified management investment company with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Acquiring Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees may determine to liquidate the Acquiring Fund.

High Portfolio Turnover Risk: High portfolio turnover will produce higher transaction costs (such as brokerage commissions and dealer markups) that the Acquiring Fund must pay, thus reducing the Acquiring Fund’s performance. High portfolio turnover may also result in higher taxes when Acquiring Fund shares are held in a taxable account.

Sector Risk: From time to time, the Acquiring Fund may concentrate its investments in one or more industry sectors. The Acquiring Fund is currently substantially invested in the Consumer Discretionary and Health Care sectors and its performance is therefore tied closely to, and affected by, developments in these industries. Companies in the Consumer Discretionary sector may be affected by commodity price volatility, consumer preferences, competition, changing demographics, and labor relations. These companies depend heavily on disposable household income and consumer spending, and social trends and marketing campaigns may significantly affect demand for their products. Consumer discretionary companies may also lose value more quickly in periods of economic downturns because their products are viewed as nonessential luxury items. Companies in the Health Care sector are subject to extensive government regulation and can be significantly affected by government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and an increased emphasis on outpatient services.

Tax Law Change Risk: All statements contained in this Proxy Statement/Prospectus regarding the U.S. federal income tax consequences of an investment in the Acquiring Fund are based on current law, which is subject to change at any time, potentially with retroactive effect.  For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire in the next few years).  More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates.  The excise tax on repurchases of stock may cause some corporations in which the Acquiring Fund invests to reduce liquidity opportunities for its investors, which could potentially reduce the value of your investment in the Acquiring Fund.  Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the tax consequences of your investment in the Acquiring Fund and the Acquiring Fund’s investments or holding structures.

Predatory Trading Practices Risk:  Although the Acquiring Fund seeks to benefit from keeping its portfolio holdings information secret, market participants may attempt to use the Portfolio Reference Basket and related Portfolio Reference Basket Disclosures to identify the Acquiring Fund’s holdings and trading strategy. If successful, this could result in such market participants engaging in predatory trading practices that could harm the Acquiring Fund and its shareholders. The Portfolio Reference Basket and related Portfolio Reference Basket Disclosures have been designed to minimize the risk that market participants could “reverse engineer” the Acquiring Fund’s portfolio and investment strategy, but they may not be successful in this regard.

III.	COMPARISON FEE TABLES AND EXAMPLES
A.	Fee Tables
With respect to either of the Target Funds and the Acquiring Fund, you will indirectly pay various expenses because the Target Funds and the Acquiring Fund pays fees and expenses that reduce the return on your investment.  The following tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Target Funds or the Acquiring Fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or Examples below. A Reorganization itself will not cause a shareholder to directly pay any additional fees, but there can be no assurances about the net expense ratios, which may increase depending on various factors.

CCM Core Impact Equity Fund

SHAREHOLDER FEES (fees paid directly from your investment)	Advisor Class	Institutional Class
	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	None
Other Expenses(1)	0.86%	0.86%
Shareholder Servicing Fees	0.09%	0.09%
Total Other Expenses	0.95%	0.95%
Total Annual Fund Operating Expenses	1.95%	1.70%

CCM Small/Mid-Cap Impact Equity Value Fund

SHAREHOLDER FEES (fees paid directly from your investment)	Advisor Class	Institutional Class
	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	None
Other Expenses(1)	1.20%	1.20%
Shareholder Servicing Fees	0.08%	0.08%
Total Other Expenses	1.28%	1.28%
Acquired Fund Fees and Expenses(1)	0.00%	0.00%
Total Operating Expenses	2.43%	2.18%
(Less Waivers/Reimbursements)(2)	(0.88)%	(0.88)%
Net Operating Expenses	1.55%	1.30%
(1) The Total Annual Fund Operating Expenses do not correlate to the “Ratio of expenses to average net assets, before fees waived” provided in the Financial Highlights section of this Target Funds’ Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by the Fund through its ownership of MLPs and of shares in other investment companies (including exchange traded funds (“ETFs”)) and business development companies (“BDCs”). BDCs expenses are similar to the expenses paid by any operating company held by the Fund.
(2)  CCM has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any Rule 12b-1 fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, liquidations and other extraordinary expenses) in order to prevent total annual fund operating expenses from exceeding 1.30% of the Fund’s average daily net assets through October 28, 2023. Pursuant to its expense limitation agreement with the Fund, CCM is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by CCM will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid. These waivers and reimbursements may be terminated at any time with respect to the Fund by the Target Funds’ Board of Trustees upon sixty (60) days’ written notice to CCM without payment of any penalty and shall automatically terminate upon the termination of the Fund’s advisory contract with CCM.

Acquiring Fund

SHAREHOLDER FEES
(fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Expense Reimbursement(1)	(0.10)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%
(1)
The Fund’s investment manager has contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) do not exceed 0.85% of the Fund’s average daily net assets. The contractual arrangement will continue until December 31, 2024, at which time it will automatically terminate (and it may not be terminated prior to that date). The Fund’s investment manager may recoup reimbursed amounts for three years after the reimbursement occurred if total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such reimbursement or such recoupment.

B.	Example
The examples set forth below are intended to help you compare the cost of investing in the Target Funds and the Acquiring Fund with the cost of investing in other funds.

The examples assume that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the applicable Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

CCM Core Impact Equity Fund

	One Year	Three Years	Five Years	Ten Years
Advisor Class	$198	$612	$1,052	$2,275
Institutional Class	$173	$536	$923	$2,009

CCM Small/Mid-Cap Impact Equity Value Fund

	One Year	Three Years	Five Years	Ten Years
Advisor Class	$158	$673	$1,216	$2,699
Institutional Class	$132	$597	$1,089	$2,444

Acquiring Fund

One Year	Three Years	Five Years	Ten Years
$87	$282	$505	$1,148

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATIONS
The following is a summary of key information concerning the proposed Reorganizations.  Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A, and in the documents incorporated by reference into this Proxy Statement/Prospectus.

On April 26, 2023, Hennessy Advisors and CCM entered into a Purchase Agreement (the “Agreement”), pursuant to which Hennessy Advisors agreed to purchase assets related to the management of the Target Funds.  The reorganization of the Target Funds into the Acquiring Fund is a condition to the purchase contemplated by the Agreement.

A.	Summary of the Proposed Reorganization
Pursuant to the Plan, the Acquiring Fund will acquire all of the assets, and assume the liabilities (other than the excluded liabilities), of the Target Funds solely in exchange for that number of shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the respective Target Fund as of the close of business on the business day immediately preceding the Closing Date of the proposed Reorganizations (the “Valuation Date”), plus cash in lieu of fractional shares of the Acquiring Fund. Immediately thereafter, each Target Fund will distribute the Acquiring Fund’s shares (plus cash in lieu of fractional shares of the Acquiring Fund) to its respective shareholders by establishing accounts on the Acquiring Fund’s share records in the names of those shareholders representing the respective pro rata number of the Acquiring Fund’s shares deliverable to them, in complete liquidation of the Target Funds.  Certificates evidencing the Acquiring Fund’s shares will not be issued to the shareholders of the Target Funds.

Until the Closing Date of the proposed Reorganizations, shareholders of the Target Funds will continue to be able to redeem their shares at the net asset value next determined after receipt by the Target Funds’ transfer agent of a redemption request in proper form. Any redemption or purchase requests received by the transfer agent of the Target Funds after the Closing Date will not be processed by the transfer agent because shares of the Acquiring Fund may only be purchased or tendered for redemption by APs. After the proposed Reorganizations are consummated, all of the issued and outstanding shares of the Target Funds will be canceled on the books of the Target Funds and the transfer books of the Target Funds will be permanently closed.

Generally, the assets transferred by the Target Funds to the Acquiring Fund will include all investments of the Target Funds held in their respective portfolios as of the Valuation Date and all other assets of the Target Funds as of such time.  No sales charges will be imposed on the shares of the Acquiring Fund issued in connection with the proposed Reorganizations.

Since the shares of the Acquiring Fund will be issued at NAV in exchange for the net assets of the Target Funds having a value equal to the aggregate NAV of the shares of the Target Funds as of the Valuation Date, the NAV per share of the Acquiring Fund should remain virtually unchanged solely as a result of the Reorganizations.  Thus, the Reorganizations should not result in dilution of the NAV of the Target Funds or the Acquiring Fund immediately following consummation of the Reorganizations.  However, a shareholder of a Target Fund may end up with a different number of shares compared to what he or she originally held, but the total dollar value of shares held will remain the same (other than the value of any fractional share that is cashed out).

If the Plan is approved by the Target Funds’ respective shareholders at the special meeting, all required regulatory approvals are obtained, and certain conditions are either met or waived, it is expected that the Reorganizations will take place on the Closing Date (as defined in the Plan), or such other date as is agreed to by the parties.  If the Plan is not approved by a Target Fund’s shareholders, then such Target Fund will continue to operate and the Target Funds’ Board of Trustees may take any further action it deems to be in the best interest of the Target Fund and its shareholders, including liquidating the Target Fund, in all cases subject to approval by the Target Fund’s shareholders if required by applicable law.

B.	Terms of the Plan
The following is a summary of the significant terms of the Plan.  This summary is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit A.

Valuation.  The assets of the Target Funds will be valued as of the time at which the NAV is calculated pursuant to the valuation procedures set forth in the Target Funds’ then current Prospectus and Statement of Additional Information on the Valuation Date, or at such time on such earlier or later date as may be mutually agreed on in writing by the parties.

The NAV of each share of the Acquiring Fund will be the NAV per share computed on the Valuation Date, using the market valuation procedures set forth in the Acquiring Fund’s then‑current Prospectus and Statement of Additional Information as of the Valuation Date.

Issuance and Distribution of the Acquiring Fund’s Shares.  On the Closing Date, the Acquiring Fund will deliver to the Target Funds (i) a number of shares of the Acquiring Fund, the number of which will be determined by multiplying the outstanding shares of the applicable Target Fund by the ratio computed by dividing the net asset value per share of such Target Fund by the net asset value per share of the Acquiring Fund on the Valuation Date; and (ii) cash in lieu of fractional shares of the Acquiring Fund. The Target Funds will then distribute the shares of the Acquiring Fund received pro rata (plus cash in lieu of fractional shares of the Acquiring Fund) to their respective shareholders of record as of the Valuation Date in exchange for such shareholders’ proportional interests in the applicable Target Fund. The Acquiring Fund’s shares received by a Target Fund’s shareholders will have the same aggregate NAV as such shareholder’s interest in such Target Fund as of the Valuation Date, reduced for any cash received in lieu of fractional shares of the Acquiring Fund.

Expenses.  CCM and Hennessy Advisors will be responsible for paying their own professional fees, including legal fees, auditing and accounting fees, and other costs and expenses incurred by them or any of their affiliates in connection with the Reorganization, CCM and Hennessy Advisors will equally share the costs associated with soliciting and obtaining the proxy vote of the shareholders of the Target Funds, including the proxy advisory firm fees.

Required Approvals.  Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the 1940 Act) of a Target Fund’s shareholders.  The “vote of a majority of the outstanding voting securities” means, with regard to shares of the Target Fund: the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding shares present at the meeting if more than 50% of the aggregate outstanding shares are present in person or by proxy or (ii) more than 50% of the aggregate outstanding shares of such Target Fund.

The approval of the Plan by a Target Fund’s shareholders is required for the consummation of the applicable Reorganization.  If the Plan is not approved by a Target Fund’s shareholders, QIT may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan.

Amendments and Conditions.  Generally, the Plan may be amended by the mutual written consent of the parties thereto, notwithstanding approval thereof by Target Fund shareholders, provided that no such amendment will have a material adverse effect on the interests of such shareholders without their further approval.  The obligations of the Target Funds and the Acquiring Fund pursuant to the Plan are subject to various conditions, including the requisite approval of the Reorganizations by the Target Funds’ respective shareholders, the receipt of a legal opinion as to tax matters, and the confirmation by QIT, on behalf of the Target Funds, and Hennessy Funds Trust, on behalf of the Acquiring Fund, of the continuing accuracy of their respective representations and warranties contained in the Plan.

Termination.  The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of a Target Fund, at any time prior to the Closing Date, by (a) either the Target Funds or the Acquiring Fund (i) in the event of the other party’s material breach of any representation, warranty, or covenant contained in the Plan to be performed at or before the Closing (as defined in the Plan) if such breach is incapable of being cured, (ii) if a condition to its obligations has not been met and it appears reasonably likely that such condition will not, or cannot, be met, or (iii) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganizations; or (b) the mutual consent of the parties.

Indemnification.  Hennessy Advisors has agreed to indemnify CCM from all liabilities actually incurred by CCM and arising from or in connection with any breach of representation or warranty made by Hennessy Advisors.

CCM has agreed to indemnify Hennessy Advisors from all liabilities actually incurred by Hennessy Advisors and arising from or in connection with any breach of representation or warranty made by CCM.

C.	Description of the Acquiring Fund’s Shares
Each share of the Acquiring Fund issued to a Target Fund shareholder in connection with the Reorganizations will be duly authorized, validly issued, fully paid, and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights.  The Acquiring Fund issues and redeems its shares at NAV only in large blocks known as “Creation Units,” which only APs (typically broker-dealers) may purchase or redeem. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

D.	Reasons for the Reorganization Considered by the Target Funds’ Board of Trustees
The Target Funds’ Board of Trustees, including a majority of the Independent Trustees, has determined that the interests of the Target Funds’ respective shareholders will not be diluted as a result of the proposed Reorganizations and that the proposed Reorganizations are in the best interests of the Target Funds’ respective shareholders.

The reasons that the Reorganization is proposed by CCM are described above under “Synopsis – Reasons for the Reorganizations and Board Deliberations.”

The merger of each Target Fund into the Acquiring Fund will be treated as a separate Reorganization. If the Plan is not approved by a Target Fund’s shareholders, then such Target Fund will continue to operate and the Target Funds’ Board of Trustees may take any further action it deems to be in the best interest of the Target Fund and its shareholders, including liquidating the Target Fund, in all cases subject to approval by the Target Fund’s shareholders if required by applicable law.

E.	Material U.S. Federal Income Tax Consequences
The following discussion summarizes certain material U.S. federal income tax consequences of the Reorganizations, including an investment in the Acquiring Fund’s shares, that are applicable to shareholders of the Acquiring Fund. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local, or foreign income tax or any other tax consequences of the Reorganizations or of holding the Acquiring Fund’s shares.

Tax Treatment.  An Acquiring Fund shareholder’s tax treatment may vary depending on such shareholder’s particular situation.  Acquiring Fund shareholders may also be subject to special rules not discussed below if such shareholder is a certain kind of Target Fund shareholder, including, but not limited to, any of the following: (i) an insurance company; (ii) a tax-exempt organization; (iii) a financial institution or broker-dealer; (iv) a person who is neither a citizen nor resident of the United States nor an entity organized under the laws of the United States or a political subdivision thereof; (v) a shareholder who holds Target Fund shares as part of a hedge, straddle, or conversion transaction; (vi) a person who does not hold Target Fund shares as capital assets at the time of the Reorganizations; (vii) a holder of Target Fund shares through a tax-deferred account; (viii) a private foundation; or (ix) an entity taxable as a partnership for U.S. federal income tax purposes or an investor in such an entity.

The Acquiring Fund has not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Reorganization or any related transaction.  The IRS could adopt positions contrary to those discussed below, and such positions could be sustained.  Target Fund shareholders are urged to consult with their own tax advisers and financial planners as to the particular tax consequences to them of the Reorganizations and of holding Acquiring Fund shares, including the applicability and effect of any state, local, or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Reorganization as Tax-Free “Reorganization” Under the Code.  The obligation of the Acquiring Fund and the Target Funds to consummate the Reorganizations is contingent upon Hennessy Funds Trust’s receipt of an opinion from Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, to the effect that each Reorganization will qualify as a “reorganization” under Section 368(a) of the Code. As a reorganization, no gain or loss would be recognized by the Target Funds upon the transfer of assets solely in exchange for shares of the Acquiring Fund and its assumption of liabilities (other than the excluded liabilities) or by shareholders of the Target Funds upon their exchange of Target Fund shares for Acquiring Fund shares (except with respect to cash received in lieu of fractional shares of the Acquiring Fund, as discussed in further detail below).  The tax basis for the shares of the Acquiring Fund received by shareholders of the Target Funds would be the same as their tax basis for the shares of the Target Funds that are surrendered in the exchange, reduced for any cash received in lieu of fractional shares of the Acquiring Fund. In addition, a Target Fund shareholder’s holding period in its Acquiring Fund shares received in the exchange would include its holding period in its Target Fund shares exchanged therefor.

If a Target Fund shareholder receives cash in lieu of a fractional share of the Acquiring Fund, the shareholder should be treated as having received such cash in redemption of a portion of its Target Fund shares. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional share of the Target Fund. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period in such fractional share is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

The Target Funds and the Acquiring Fund have not made any investigation as to the state, local, or foreign tax consequences of the Reorganizations to the Acquiring Fund, the Target Funds or their respective shareholders.  Additionally, the Acquiring Fund and the Target Funds have not sought, and will not seek, a private letter ruling from the IRS with respect to the U.S. federal income tax consequences of the Reorganizations.  The opinion of Foley & Lardner LLP with respect to the U.S. federal income tax consequences of the Reorganizations is not binding on the IRS and does not preclude the IRS from adopting a contrary position.  The opinion above will be based on then-existing law, will be subject to certain assumptions, qualifications, and exclusions, and will be based in part on the truth and accuracy of certain representations by Hennessy Funds Trust on behalf of the Acquiring Fund.  Moreover, the opinion will be based upon certain assumptions and representations of the Target Funds and the Acquiring Fund, including that the shareholders of the Target Funds before the Reorganizations will be substantially identical to the shareholders of the Acquiring Fund after the Reorganizations. If any of these representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above.

Shareholders should consult their own advisors concerning potential tax consequences of the Reorganization to them, including any applicable foreign, state, or local income tax consequences.

The Reorganizations are expected to result in a limitation on the ability to use any capital loss carryforwards and any unrealized capital losses (once realized) inherent in the tax basis of the assets of the Acquiring Fund and each Target Fund (each, a “Limited Fund”). These limitations, pursuant to Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation generally may be carried forward.  The Section 382 limitation generally will equal the product of the net asset value of the respective Limited Fund immediately prior to the Reorganizations and the “long-term tax-exempt rate,” published by the IRS, in effect at such time. As of June 30, 2023, the applicable long-term tax-exempt rate is [●]%.  No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Reorganization.

As of June 30, 2022, the CCM Core Impact Equity Fund did not have any capital loss carryforwards, while the CCM Small/Mid-Cap Impact Value Fund had capital loss carryforwards of $2,133,912. As of August 31, 2022, the Acquiring Fund did not have any capital loss carryforwards.

In certain instances, under Section 384 of the Code, there may also be a limitation on using a Target Fund’s capital loss carryforwards and unrealized losses (once realized) against the unrealized gains of the Acquiring Fund immediately prior to the Reorganization, or vice-versa, to the extent such gains are realized within five years following the Reorganization.  Each Fund is expected to have capital loss carryovers and unrealized losses at time of the Reorganization.  The ability to absorb losses in the future depends upon a variety of factors that cannot be known in advance.  Even if capital loss carryforwards or unrealized losses (once realized) can be used, the tax benefit resulting from those losses may be delayed and will be shared by all of the Acquiring Fund shareholders following the Reorganization.  Therefore, a Target Fund’s shareholders may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Reorganization did not occur.

Furthermore, in addition to the other limitations on the use of losses, Section 381 of the Code prescribes that, for the taxable year of the Reorganization, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Reorganization can be reduced by the Acquired Fund’s capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Code, as described above).

Shareholders of a Target Fund may redeem their shares at any time prior to the closing of the Reorganization.  Generally, such redemption would be a taxable transaction.  Shareholders are advised to consult their own tax advisers on the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and non-U.S. tax laws.

It is anticipated that a substantial portion of the securities held by a Target Fund will be disposed of in connection with the Reorganization to align the securities portfolio of such Target Fund with the securities portfolio of the Acquiring Fund.  Any realignment could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of such Target Fund.  The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets.  Any net realized capital gain from sales that occur prior to the Reorganization will be distributed to the Target Fund’s shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryovers), and such distributions will be taxable to shareholders. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Reorganization in connection with its normal investment operations.

Other U.S. federal income tax consequences are discussed in the Statement of Additional Information.

F.	Comparison of Shareholder Rights
Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the Target Funds versus the rights of shareholders of the Acquiring Fund.

Governing Law.  Each of the Target Funds is organized as separate series of QIT. The Acquiring Fund is organized as a separate series of Hennessy Funds Trust.  Each of QIT and Hennessy Funds Trust is organized as a statutory trust under Delaware law.

Both QIT and Hennessy Funds Trust are authorized to issue an unlimited number of shares of beneficial interest, no par value and to classify or reclassify any issued shares or any series or classes into one or more series or classes.  The operations of the Target Funds and the Acquiring Fund are governed by their respective trust instruments, bylaws, and applicable law.

Shareholder Rights.  Under their respective organizational documents, shareholders of the Target Funds and Acquiring Fund, as applicable, are not entitled to preemptive rights or conversion rights and shareholders of the Target Funds are not entitled to appraisal or dissenters’ rights.

Shareholder Liability.  Under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment advisor was unable to meet its obligations. Both the Target Funds and the Acquiring Fund are required to indemnify their respective trustees, as applicable, and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as trustees or officers, except under certain limited circumstances relating to the culpability of such trustees or officers.

Board of Trustees. The Target Funds’ Board of Trustees is comprised of three Independent Trustees and one interested trustee. The Acquiring Fund’s Board of Trustees is comprised of four Independent Trustees and one interested trustee.

For more information, refer to the Statement of Additional Information for the Target Funds, dated October 28, 2022, as supplemented to date, and the Statement of Additional Information for the Acquiring Fund, dated December 23, 2022, as supplemented to date.

G.	Capitalization
The following tables show the capitalization of the Target Funds and the Acquiring Fund as of the Record Date (as defined below), giving effect to the proposed Reorganizations. The tables are examples of the number of shares of the Target Funds that would be exchanged for shares of the Acquiring Fund if the Reorganizations were consummated on the Record Date, and they do not reflect the number of shares or value of shares that would actually be received if the Reorganizations occur on the Closing Date.

	CCM Core Impact Equity Fund			Acquiring Fund		Pro Forma Combined

Aggregate Net Assets	$	[●]	$	[●]	$	[●]
Shares Outstanding		[●]		[●]		[●]
Net Asset Value Per Share	$	[●]	$	[●]	$	[●]

	CCM Small/Mid-Cap Impact Value Fund			Acquiring Fund		Pro Forma Combined

Aggregate Net Assets	$	[●]	$	[●]	$	[●]
Shares Outstanding		[●]		[●]		[●]
Net Asset Value Per Share	$	[●]	$	[●]	$	[●]

V.	INFORMATION ABOUT THE TARGET FUNDS AND THE ACQUIRING FUND
A.	Investment Objective and Investment Strategies
Target Funds

See the discussion under “Comparison of the Target Funds and the Acquiring Fund – Investment Objective and Principal Investment Policies” and “Principal Risk Factors” for a discussion of the Target Funds’ respective investment objective, investment strategies, and principal risks. For further discussion of the Target Funds’ respective investment objective, investment strategies, and risks, see the most current Prospectus of the Target Funds, as amended or supplemented.

Acquiring Fund

See the discussion under “Comparison of the Target Funds and the Acquiring Fund – Investment Objective and Principal Investment Policies” and “Principal Risk Factors” for a discussion of the Acquiring Fund’s investment objective, investment strategies, and principal risks.  In order to provide a degree of flexibility, the Acquiring Fund may change its investment objective without obtaining shareholder approval.  An investment objective is not a guarantee.

During periods of adverse market or economic conditions, the Acquiring Fund may temporarily invest all or a substantial portion of its assets in shares of money market mutual funds, or it may hold cash. At such times, the Acquiring Fund would not be pursuing its stated investment objective with its usual investment strategies. The Acquiring Fund may also hold these investments for liquidity purposes. The Acquiring Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.
The Acquiring Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Acquiring Fund.

B.	Fees and Expenses
Target Funds

See the discussion under “Comparison Fee Tables and Examples.” See also the discussion of the Target Funds’ respective fees and expenses in the most current Prospectus of the Target Funds, dated October 28, 2022, as amended or supplemented.

Acquiring Fund

See the discussion under “Comparison Fee Tables and Examples.”

C.	Investment Advisor, Sub-Advisors and Portfolio Managers
Target Funds – Investment Advisor

For a discussion of the Target Funds’ investment advisor, see the most current Prospectus of the Target Funds, as amended or supplemented.

A discussion regarding the basis for the Target Funds’ Board of Trustees approving the investment advisory agreements for each of the Target Funds is available in the Semi-Annual Report to Shareholders for the Target Funds for the fiscal period ended December 31, 2022.

Acquiring Fund – Investment Advisor and Sub-Advisors

A discussion regarding the basis for the Acquiring Fund’s Board of Trustees approving the investment advisory agreement with Hennessy Advisors for the Acquiring Fund is available in the Semi-Annual Report to Shareholders for the Acquiring Fund for the period ended February 28, 2023.

Hennessy Advisors is the investment manager of the Acquiring Fund.  Hennessy Advisors, Inc. is located at 7250 Redwood Blvd., Suite 200, Novato, California 94945.  Hennessy Advisors has been providing investment advisory services since 1989.  Hennessy Advisors furnishes each series of Hennessy Funds Trust with office space and certain administrative services and provides most of the personnel needed by each series of Hennessy Funds Trust.

Hennessy Advisors has delegated the day-to-day management of the portfolio composition of the Acquiring Fund to Stance Capital, located at 131 Dartmouth Street, 3rd Floor, Boston, MA 02116.  Stance Capital is registered with the SEC as an investment advisor.

Vident is responsible for selecting broker-dealers to execute purchase and sale transactions, as instructed by Stance Capital, subject to the supervision of Hennessy Advisors and the Acquiring Fund’s Board of Trustees. Vident is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009. Vident is registered with the SEC as an investment advisor.

Target Funds – Portfolio Managers

The portfolio managers for the Target Funds are set forth below.

Andy Kaufman. Mr. Kaufman serves as the Chief Investment Officer of CCM, and has been responsible for the Target Funds’ management since January 2019.

 Thomas R. Lott. Mr. Lott has been a portfolio manager of CCM since 2017. From 2012-2017, Mr. Lott served as managing member of Badge Investment Partners, the sub-adviser to one of CCM’s mutual funds. Prior to joining Badge Investment Partners, Mr. Lott served as Portfolio Manager and Director of Research for Gracie Capital from 2003-2010, and owner/manager of Interactive Financial from 2010-2012.

Alexander Alario. Mr. Alario has been a Portfolio Manager of CCM since 2021. From 2020-2021, Mr. Alario was a Junior Portfolio Manager of CCM. From 2018-2020, Mr. Alario was a senior investment analyst at CCM. Prior to that, Mr. Alario worked as an investment analyst for Badge Investment Partners, a sub-adviser to one of CCM’s mutual funds. Mr. Alario graduated from Bentley University in 2016 with a degree in Economics-Finance. Mr. Alario is a CFA charterholder.

Acquiring Fund – Portfolio Managers

The portfolio managers for Acquiring Fund are set forth below.  The Acquiring Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Acquiring Fund.

Bill Davis.  Mr. Davis founded Stance Capital to bring to market investment portfolios that mitigate material environmental, social, and governance risks and generate excess returns while at the same time allowing investors to align their portfolios with their belief systems.  Prior to forming Stance Capital, Mr. Davis was co-founder and Managing Director of Empirical Asset Management, and Portfolio Manager on EAM Sustainable Equity, a strategy he launched in 2014.  Prior to co-founding Empirical, he was the founder and CEO of Ze-gen, a venture and private equity backed renewable energy company.  Mr. Davis received a B.A. from Connecticut College, and his career in business has included serving as CEO or founder of numerous companies including Database Marketing Corporation, Holland Mark, and Cambridge Brand Analytics.  He serves on the Board of Ceres, chairs Ceres’ President’s Council, and leads a shareholder engagement effort within Climate Action 100+, a collaborative effort between United Nations Principles of Responsible Investment (UNPRI) and Ceres.

Kyle Balkissoon.  Mr. Balkissoon joined Stance Capital to leverage and advance state-of-the-art machine learning and analysis methods to help clients outperform while adhering to their values.  Prior to joining Stance Capital, Kyle led Cognitive Forecasting at IBM, where he was responsible for the development of large forecasting systems for clients in areas such as sales growth, crop yield, replenishment, demand forecasting, advertising, and others.  He was an independent data science consultant and led quantitative ESG research at Corporate Knights Capital.  Kyle has an M.SC in Financial Markets from EDHEC, a B.Sc in Mathematical Sciences from McMaster University, and a B.A. in Economics from McMaster University.  He has contributed to several open source packages in the quantitative finance space and given talks at various conferences in quantitative finance.

Rafael Zayas.  Mr. Zayas has over 15 years of trading and portfolio management experience in global equity products and exchange-traded funds.  He is SVP, Head of Portfolio Management and Trading at Vident with a prior focus on international equities and specializing in managing and trading of developed, emerging, and frontier market portfolios.  Prior to joining Vident, he was a Portfolio Manager at Russell Investments for over $5 billion in quantitative strategies across global markets, including emerging, developed, and frontier markets and listed alternatives.  Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity exchange-traded funds and assisted in managing $3 billion of global exchange-traded fund assets.  Mr. Zayas holds a B.S. in Electrical Engineering from Cornell University.  He also holds the Chartered Financial Analyst designation.

Ryan Dofflemeyer.  Mr. Dofflemeyer has over 16 years of trading and portfolio management experience across various asset classes, including both exchange-traded funds and mutual funds.  He is Senior Portfolio Manager for Vident, specializing in managing and trading of global equity and multi-asset portfolios.  Prior to joining Vident, he was a Senior Portfolio Manager at ProShares for over $3 billion in exchange-traded fund assets across global equities, commodities, and volatility strategies.  Before that, he was a Research Analyst at the Investment Company Institute in Washington DC.  Mr. Dofflemeyer holds a B.A. from the University of Virginia and an MBA from the University of Maryland.

D.	Payments to Broker-Dealers and Other Financial Intermediaries
The Target Funds

If you purchase shares of the Target Funds through a broker-dealer or other financial intermediary (such as a bank), the Target Funds and their related companies may pay the intermediary for performing shareholder services or distribution-related services for the Target Funds. If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Target Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

The Acquiring Fund

If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and its related companies may pay the intermediary for the sale of shares of the Acquiring Fund and other related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Acquiring Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

E.	Net Asset Value
The Target Funds

For a discussion of how the offering price of each Target Fund’s shares is determined, see the most current Prospectus of the Target Funds, as amended or supplemented.

The Acquiring Fund

Shares of the Acquiring Fund are listed on a national securities exchange, such as the Exchange, and most investors will buy and sell shares of the Acquiring Fund through brokers at market prices, rather than NAV. Because shares of the Acquiring Fund trade at market prices rather than NAV, shares of the Acquiring Fund may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market.

The Acquiring Fund issues and redeems its shares at NAV only in large blocks known as “Creation Units,” which only APs (typically broker-dealers) may purchase or redeem. Creation Units generally consist of 5,000 shares, though this may change from time to time. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities.

Information regarding how often shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Acquiring Fund is available, free of charge, on the Acquiring Fund’s website at www.hennessyetfs.com.

F.	Shares
The Target Funds

For a discussion of the Target Funds’ respective shares, including how the shares may be purchased and redeemed, see the most current Prospectus of the Target Funds, as amended or supplemented.

The Acquiring Fund

How to Purchase and Redeem Shares.  The Acquiring Fund issues and redeems its shares at NAV only in Creation Units.  Only APs may acquire shares directly from the Acquiring Fund, and only APs may tender their shares for redemption directly to the Acquiring Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below).  In addition, each AP must execute a

Participant Agreement that has been agreed to by the Acquiring Fund’s distributor, and that has been accepted by the Acquiring Fund’s transfer agent, with respect to purchases and redemptions of Creation Units.  Once created, the Acquiring Fund’s shares trade in the secondary market in quantities less than a Creation Unit.  Most investors buy and sell shares in secondary market transactions through brokers.  The Acquiring Fund’s shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.  When buying or selling the Acquiring Fund’s shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round-trip (purchase and sale) transaction.  In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy shares, and receive less than NAV when you sell those shares.

Book Entry.  The Acquiring Fund’s shares are held in book-entry form, which means that no stock certificates are issued.  The DTC or its nominee is the record owner of all outstanding shares of the Acquiring Fund.  Investors owning the Acquiring Fund’s shares are beneficial owners as shown on the records of DTC or its participants.  DTC serves as the securities depository for all shares.  DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares.  Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants.  These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange.  Trading prices of the Acquiring Fund’s shares on the Exchange may differ from the Acquiring Fund’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of the Acquiring Fund’s shares.  Neither the Acquiring Fund nor the Exchange intends to disseminate the approximate share value of the Acquiring Fund’s Portfolio Reference Basket, but arbitrageurs and market participants could use the component securities in the Portfolio Reference Basket to calculate intraday values that approximate the value of the Actual Portfolio.  Intraday pricing information for all constituents of the Portfolio Reference Basket for the Acquiring Fund that are exchange-traded, which includes all eligible instruments except cash and cash equivalents, is available on the exchanges on which they are traded or through major market data vendors or subscription services.  Intraday pricing information for cash equivalents is available through major market data vendors, subscription services, or pricing services.  Any such IIV should not be viewed as a ‘‘real-time’’ update of the NAV per share of the Acquiring Fund because (i) the IIV is not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account the Acquiring Fund’s expenses, and (iv) the IIV is based on the Portfolio Reference Basket and not on the Acquiring Fund’s Actual Portfolio. The Acquiring Fund is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

Frequent Purchases and Redemptions of Shares.  The Acquiring Fund imposes no restrictions on the frequency of purchases or redemptions of the Acquiring Fund’s shares.  In determining not to approve a written, established policy, the Acquiring Fund’s Board of Trustees evaluated the risks of market timing activities by shareholders of the Acquiring Fund.  Purchases and redemptions by APs, who are the only parties that may purchase or redeem the Acquiring Fund’s shares directly with the Acquiring Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV.  As such, the Acquiring Fund accommodates frequent purchases and redemptions by APs.  However, the Acquiring Fund’s Board of Trustees has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses.  To minimize these potential consequences of frequent purchases and redemptions, the Acquiring Fund employs fair value pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Acquiring Fund in effecting trades.  In addition, the Acquiring Fund reserves the right to reject any purchase order at any time.

Delivery of Shareholder Documents. All of the Acquiring Fund’s shareholders other than banks, broker-dealers and other financial intermediaries acting as APs of the Acquiring Fund are beneficial owners, as shown on the records of DTC or its participants. The DTC participants are the banks, broker-dealers and other financial intermediaries acting as APs of the Acquiring Fund, and these financial intermediaries are responsible to pass along communications to you, including notices, account statements, prospectuses, tax forms, and shareholder reports. Please contact your financial intermediary for information regarding electronic delivery of the Acquiring Fund’s shareholder reports.
Householding is a method of delivery, based on the preference of the individual beneficial owner, in which a single  copy of certain shareholder documents can be delivered to beneficial owners who share the same  address, even if their accounts are registered under different names. Householding for the Acquiring Fund available through the banks, broker-dealers and other financial intermediaries acting as APs of the Acquiring Fund. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your financial intermediary. If you currently are enrolled in householding and wish to change your householding status, please contact your financial intermediary.

As permitted by SEC regulations, the Acquiring Fund’s shareholder reports will be made available to banks, broker-dealers and other financial intermediaries on a website, and unless the intermediaries sign for eDelivery or elect to receive paper copies, the financial intermediaries will be notified by mail each time a report is posted and provided with a website link to access the report.

G.	Performance and Portfolio Turnover
Target Funds

For a discussion of the Target Funds’ performance during the fiscal year ended June 30, 2022, and of the portfolio turnover of the Target Funds, see the Annual Report to Shareholders for the Target Funds for the fiscal year ended June 30, 2022.

Performance information for the Target Funds is available in the most current Prospectus of the Target Funds, as amended or supplemented, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus, and which has previously been provided to the Target Funds’ respective shareholders.

Acquiring Fund

The following performance information provides some indication of the risks of investing in the Acquiring Fund by showing changes in its performance from year to year and how the Acquiring Fund’s average annual returns for one year and since-inception periods compare with those of indices that reflect broad measures of market performance, the S&P 500® Total Return Index. After the close of business on December 22, 2022, the Acquiring Fund acquired all of the assets and liabilities of the Stance Equity ESG Large Cap Core ETF, a series of the RBB Fund, Inc. (the “Predecessor Fund”), in exchange for shares of the Acquiring Fund. Accordingly, the Acquiring Fund is the successor to the Predecessor Fund and has carried forward the historic performance and financial statements of the Predecessor Fund. The performance information for the period beginning March 15, 2021, the commencement of operations of the Predecessor Fund, and ending December 22, 2022 is provided below. The Predecessor Fund had the same investment sub-advisors and portfolio managers and the same investment objective and investment strategies as the Acquiring Fund. The Acquiring Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available at www.hennessyetfs.com.

[●]

The Acquiring Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Acquiring Fund’s performance.  Because the Acquiring Fund is new, the Acquiring Fund does not have any portfolio turnover information available. However, the Predecessor Fund had a portfolio turnover rate of 290% for the fiscal year ended August 31, 2022.

H.	Taxes, Dividends, and Distributions
The Target Funds

For a discussion of each Target Fund’s policy with respect to dividends and distributions and the tax consequences of an investment in the Target Fund’s shares, see the most current Prospectus of the Target Funds, as amended or supplemented.

The Acquiring Fund

Distributions.  The Acquiring Fund declares and pays capital gain and ordinary distributions, if any, at least annually and usually in December. The Acquiring Fund may make additional distributions, if necessary, to comply with the distribution requirements of the Code.  Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Acquiring Fund shares.  If this service is available and used, any distributions will automatically be reinvested in additional whole shares of the Acquiring Fund purchased on the secondary market.  Any distribution to a shareholder in excess of the aggregate value of such shares will be paid by the Acquiring Fund in cash.  Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Acquiring Fund’s shareholders to adhere to specific procedures and timetables.

Tax Information. The following discussion generally describes the U.S. federal income tax treatment of distributions by the Acquiring Fund. This section of the Proxy Statement/Prospectus provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local, or foreign tax matters or any U.S. federal estate or gift tax matters.  Please see the Statement of Additional Information for additional U.S. federal income tax information.

The Acquiring Fund has elected to be treated and intends to qualify each year as a RIC. A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Acquiring Fund’s failure to qualify as a RIC would result in corporate level taxation and consequently, a reduction in income available for distribution to you as a shareholder.

Taxes on Distributions. The Acquiring Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. Unless designated by the Acquiring Fund as a capital gain distribution, a distribution by the Acquiring Fund generally will be taxable to an investor as ordinary income or qualified dividend income. Capital gain distributions generally will be taxable to an investor as net long-term capital gain. Distributions generally will be taxable to an investor whether received in cash or reinvested in additional shares, unless an investor invests through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case distributions may be taxable at a later date.

Distributions reported by the Acquiring Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to net capital gain, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations. The amount of the Acquiring Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Acquiring Fund’s securities lending activities, if any, a high portfolio turnover rate, or investments in non-qualified foreign corporations. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Acquiring Fund that are attributable to dividends received by the Acquiring Fund from U.S. corporations, subject to certain limitations.  The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Acquiring Fund’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations. After the close of each calendar year, an investor will be informed of the character of any distributions received from the Acquiring Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of the Acquiring Fund’s shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on

December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Acquiring Fund before your investment (and thus were included in the Acquiring Fund shares’ NAV when you purchased your shares).

You may wish to avoid investing in the Acquiring Fund shortly before a distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.” Similarly, you generally will be taxed on a capital gain distribution even if you have no unrealized gain in your Acquiring Fund shares.  The Acquiring Fund has built-up, or in the future may build up, a large amount of unrealized gain.

Taxes When the Acquiring Fund’s Shares are Sold on the Exchange. For U.S. federal income tax purposes, any capital gain or loss realized upon a sale of the Acquiring Fund’s shares generally is treated as a long-term capital gain or loss if shares have been held for more than 12 months and as a short-term capital gain or loss if shares have been held for 12 months or less. However, any capital loss on a sale of the Acquiring Fund’s shares held for six months or less is treated as long-term capital loss to the extent of capital gain distributions paid with respect to such shares. Any loss realized on a sale will be disallowed to the extent the Acquiring Fund’s shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of the Acquiring Fund’s shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Acquiring Fund’s shares acquired.

Taxes on Purchases and Redemptions of Creation Units. An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

Hennessy Funds Trust, on behalf of the Acquiring Fund, has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Acquiring Fund and if, pursuant to Section 351 of the Code, the Acquiring Fund would have a basis in the securities different from the market value of such securities on the date of deposit. Hennessy Funds Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Acquiring Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Acquiring Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

The Acquiring Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Acquiring Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Acquiring Fund to recognize investment income or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Acquiring Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

I.	Financial Highlights
The Target Funds

The financial highlights for the Target Funds are attached hereto as Exhibit B.

The Acquiring Fund

The financial highlights for the Acquiring Fund are attached hereto as Exhibit C. The Acquiring Fund is the successor to the accounting and performance information of the Predecessor Fund.

J.	Distribution Arrangements
The Target Funds

For a discussion of the Target Funds’ distribution arrangement, see the most current Prospectus of the Target Funds, as amended or supplemented.

The Acquiring Fund

The Distributor serves as the distributor for the Acquiring Fund pursuant to a distribution agreement with Hennessy Funds Trust. Shares of the Acquiring Fund are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 5,000 shares. The Distributor will not distribute the Acquiring Fund’s shares in amounts less than a Creation Unit. The Distributor distributes the Acquiring Fund’s shares on a best efforts basis.

K. Fiscal Year

June 30 is the fiscal year end of the Target Fund.  August 31 is the fiscal year of the Acquiring Fund, however the fiscal year of the Acquiring Fund may change following the closing of the Reorganizations in compliance with applicable laws.

VI.         VOTING INFORMATION

All shares of each Target Fund are entitled to vote on the proposals. The presence of one-third of the Target Fund’s outstanding shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitutes a quorum at such meeting. Shareholders of a Target Fund will vote together to approve the Plan. Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the 1940 Act) of shareholders of the Target Fund. The “vote of a majority of the outstanding voting securities” means, with regard to shares of the Target Fund, the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding shares present at the meeting if more than 50% of the aggregate outstanding shares are present in person or by proxy or (ii) more than 50% of the aggregate outstanding shares.

The approval of the Plan by a Target Fund’s shareholders is required for the consummation of the applicable Reorganization on behalf of the Target Fund. If the Plan is not approved by a Target Fund’s shareholders, QIT may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan.

All shares represented by each properly signed proxy received before the meeting will be voted at the special meeting.  Proxies may be voted by mail, by telephone at the toll-free telephone number listed on the enclosed proxy card, or via the Internet at the website shown on the enclosed proxy card. If a shareholder specifies how the proxy is to be voted on any business properly to come before the special meeting, it will be voted in accordance with instruction given.  If no choice is indicated on the proxy, it will be voted “FOR” approval of the applicable Reorganization.  If any other matters come before the special meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  Approval of the Plan to implement a Reorganization will occur only if a sufficient number of votes are cast “FOR” that proposal. Abstentions and broker non-votes do not constitute a vote “FOR” and will have no effect on the outcome of the voting.

Shareholders are also being asked to vote on a proposal to adjourn the special meeting to solicit additional proxies if a quorum does not exist or if a quorum exists but there are insufficient votes at the time of the adjournment to approve the Plan.  Any business that might have been transacted at the special meeting may be transacted at any such adjourned session at which a quorum is present. Approval of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan, requires a majority of the votes represented at the special meeting, whether or not a quorum is present.  The special shareholder meeting may be held as adjourned without further notice if such time and place are announced at the special meeting at which the adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting unless a new record date of the adjourned meeting is fixed by the Target Funds’ Board of

Trustees. Notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the Target Funds’ bylaws.

With respect to the proposal to adjourn, there will be no broker non-votes and abstentions will have no effect on the outcome of the proposal.  Unless marked to the contrary, proxies received will be voted “FOR” the proposal to adjourn.

A.	Method and Cost of Solicitation
This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Target Funds’ Board of Trustees for use at the special meeting. It is expected that the solicitation of proxies will be primarily by mail, telephone and via the Internet.  CCM and Hennessy Advisors will equally share the costs associated with soliciting and obtaining the proxy vote of the shareholders of the Target Funds, including the proxy advisory firm fees.  Hennessy Advisors has retained, at its expense, Broadridge Financial Services, Inc. to assist in the solicitation of proxies. The cost of solicitation for the Reorganizations is currently estimated to be approximately $[●]. The total expenses of the Reorganizations, including the cost of solicitation for the Reorganizations, are estimated to be approximately $[●].

B.	Right of Revocation
Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of QIT a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the special meeting and any postponements or adjournments thereof. Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

C.	Voting Securities and Principal Holders
Shareholders of the Target Funds at the close of business on July 5, 2023 (the “Record Date”), will be entitled to be present and vote at the special meeting. Each outstanding share is entitled to one vote.  As of the Record Date, there were [●] and [●] shares of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund, respectively, outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $[●].

Principal Holders of the Target Funds

Any person owning, directly or indirectly, more than 25% of the outstanding shares of a Target Fund is presumed to control the Target Fund. Principal holders are persons who own 5% or more of the outstanding shares of a Target Fund. To the knowledge of the Target Funds, as of the Record Date, the following shareholders were considered to be control persons or principal shareholders of the Target Funds.

CCM Core Impact Equity Fund – Advisor Class	Shares	Percentage

[●]	[●]	[●]

CCM Core Impact Equity Fund – Institutional Class	Shares	Percentage

[●]	[●]	[●]

CCM Small/Mid-Cap Impact Value Fund – Advisor Class	Shares	Percentage

[●]	[●]	[●]

CCM Small/Mid-Cap Impact Value Fund – Institutional Class	Shares	Percentage

[●]	[●]	[●]

Principal Holders of the Acquiring Fund

Any person owning, directly or indirectly, more than 25% of the outstanding shares of the Acquiring Fund is presumed to control the Acquiring Fund. Principal holders are persons who own 5% or more of the outstanding shares of the Acquiring Fund. To the knowledge of the Acquiring Fund, as of the Record Date, the following shareholders were considered to be control persons or principal shareholders of the Acquiring Fund.

Hennessy Stance ESG ETF	Shares	Percentage

[●]	[●]	[●]

VII.        ADDITIONAL INFORMATION

Documents that relate to the Target Funds are available, without charge, by writing to Quaker Investment Trust, 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324, by calling (888) 272-0007 or over the Internet at www.ccminvests.com.

Documents that relate to the Acquiring Fund will be available, without charge, by writing to Hennessy Funds Trust at 7250 Redwood Blvd., Suite 200, Novato, California 94945, by calling 1‑800-966-4353 or 1-415-899-1555 or over the Internet at hennessyetfs.com.

The Target Funds and the Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information relating to the Target Funds and the Acquiring Fund, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the Target Funds and the Acquiring Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington D.C. 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

It is expected that this Proxy Statement will be mailed to shareholders on or about July [●], 2023.

VIII.       MISCELLANEOUS INFORMATION

A. Other Business

The Target Funds’ Board of Trustees knows of no other business to be brought before the special meeting. If any other matters come before the special meeting, it is the intention of the Target Funds’ Board of Trustees that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B. Next Meeting of Shareholders

The Target Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Target Funds seek to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganizations are not completed, the next meeting of the shareholders of the Target Funds will be held at such time as the Target Funds’ Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Target Funds at its office at a reasonable time before the meeting, as determined by the Target Funds’ Board of Trustees, to be included in the Target Funds’ Proxy Statement and form of proxy relating to that meeting, and it must satisfy all other legal requirements.

C. Legal Matters

The validity of the issuance of the Acquiring Fund’s shares will be passed upon by Foley & Lardner LLP, Milwaukee, Wisconsin.

D.	Experts
The financial statements of the Target Funds are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, to the Target Funds’ Annual Report to Shareholders and have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

By Order of the Board of Trustees of
Quaker Investment Trust

Alyssa Greenspan
President
July [●], 2023

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this ____ day of June, 2023, by and between Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds Trust”), on behalf of the Hennessy Stance ESG ETF (the “Surviving Fund”), and Quaker Investment Trust, a Delaware statutory trust (“QIT”), on behalf of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each a “Reorganizing Fund” and, together, the “Reorganizing Funds”). Shareholders of the Reorganizing Funds are referred to herein as “Investors.”  (Each of Hennessy Funds Trust and QIT is sometimes referred to herein as a “Party,” and collectively, “Parties,” and the Surviving Fund and each of the Reorganizing Funds is sometimes referred to herein as a “Fund.”)  This Agreement shall be treated as if each Reorganization (as defined herein) between a Reorganizing Fund and the Surviving Fund contemplated hereby had been the subject of a separate agreement.

Hennessy Advisors, Inc. (“Hennessy Advisors”) and Community Capital Management, LLC (“CCM”) join this Agreement solely for purposes of this paragraph, Section 9 and Section 11.2.  Hennessy Advisors and CCM represent and warrant that the execution, delivery, and performance of this Agreement by Hennessy Advisors and CCM will have been duly authorized prior to the Closing Date (as defined in the preamble to Section 3) by all necessary action on the part of Hennessy Advisors and CCM, and this Agreement will constitute a valid and binding obligation of Hennessy Advisors and CCM enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles.

In accordance with the terms and conditions set forth in this Agreement, the Parties desire that all of the assets of each Reorganizing Fund (the “Assets”) be transferred to the Surviving Fund, and that the Surviving Fund assume all liabilities, expenses, costs, charges, and reserves of the Reorganizing Funds, whether absolute or contingent, known or unknown, accrued or unaccrued (other than Excluded Liabilities, as defined in that certain Transaction Agreement between Hennessy Advisors and Community Capital Management, LLC, dated as of April 26, 2023) (the “Liabilities”), in exchange for shares of beneficial interest of the Surviving Fund (“Shares”), plus cash in lieu of any fractional Shares, and that these Shares be distributed pro rata immediately after the Closing (as defined in the preamble to Section 1), by each Reorganizing Fund to its Investors in liquidation of such Reorganizing Fund as follows:

•
All of the assets of the CCM Core Impact Equity Fund will be transferred to the Surviving Fund, in exchange for shares of the Surviving Fund (plus cash in lieu of fractional shares of the Surviving Fund), which will be distributed pro rata by the CCM Core Impact Equity Fund to its Investors, and the Surviving Fund will assume the CCM Core Impact Equity Fund’s liabilities (other than the Excluded Liabilities); and

•
All of the assets of the CCM Small/Mid-Cap Impact Value Fund will be transferred to the Surviving Fund, in exchange for shares of the Surviving Fund (plus cash in lieu of fractional shares of the Surviving Fund), which will be distributed pro rata by the CCM Small/Mid-Cap Impact Value Fund to its Investors, and the Surviving Fund will assume the CCM Small/Mid-Cap Impact Value Fund’s liabilities (other than the Excluded Liabilities).

A-1

For the avoidance of doubt, Shares of the Surviving Fund are not issued in fractional shares. Accordingly, Investors who hold fractional shares of the Reorganizing Funds will be distributed cash in lieu of fractional Shares.

The Surviving Fund shall not assume any liability for any obligation of the Reorganizing Funds under this Agreement or any obligation of the Reorganizing Funds to file reports with the Securities and Exchange Commission (“SEC”), Internal Revenue Service or any other U.S. federal, state, or local regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Reorganizing Funds.

It is intended that each Reorganization (as defined in the preamble to Section 1) qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Surviving Fund and each of the Reorganizing Funds will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization. This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Code.

Each Party’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of either Party, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund that is a series thereof and, in the case of each Reorganizing Fund, that the interests of the Investors will not be diluted as a result of the Reorganization.

In consideration of the mutual promises and of the covenants and agreements hereinafter set forth, the Parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	PLAN OF REORGANIZATION
Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, each Reorganizing Fund shall assign, sell, convey, deliver, and otherwise transfer all of its Assets to the Surviving Fund (minus any fractional shares redeemed as described in the preamble to Section 1) and the Surviving Fund shall continue the business of and assume the Reorganizing Fund’s Liabilities. The Surviving Fund shall, as consideration therefor, on the Closing Date, deliver to each Reorganizing Fund, (i) a number of Shares, the number of which shall be determined by dividing (a) the value of said Assets, net of the Liabilities, computed in the manner and as of the time and date set forth in Section 2.1, by (b) the net asset value of one Share computed in the manner and as of the time and date set forth in Section 2.2, and (ii) cash in lieu of
2

fractional Shares. Such transfer, delivery, and assumption shall take place as provided for in Section 3 (hereinafter referred to as the “Closing”). Immediately following the Closing, each of the Reorganizing Funds shall distribute the appropriate number of Shares (and cash in lieu of fractional Shares) to the Investors of the Reorganizing Fund in liquidation of the Reorganizing Fund, as provided in Section 1.3 hereof. The Agreement and transactions contemplated hereunder for each Reorganizing Fund and the Surviving Fund are hereinafter referred to as the “Reorganization.”

1.1          (a) With respect to each Reorganizing Fund, the Assets shall consist of all property and assets of every kind and any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and rights of action, and receivables (including dividend and interest receivables) owned by such Reorganizing Fund, and any prepaid expenses shown as an asset on the such Reorganizing Fund’s books on the Closing Date.

(b) Not less than 10 calendar days before the Closing Date, each of the Reorganizing Funds will provide the Surviving Fund with a schedule of its Assets and Liabilities, and upon receipt of the schedule, the Surviving Fund will (i) provide the Reorganizing Fund with a copy of the current investment objective and policies applicable to the Surviving Fund or (ii) confirm if any changes to the investment objective and policies applicable to the Surviving Fund have been made since the filing of the Registration Statement (as defined in Section 4.6). Each of the Reorganizing Funds reserves the right to sell or otherwise dispose of any of the securities or other Assets shown on the list of the Reorganizing Fund’s Assets before the Closing Date, and will notify the Surviving Fund if it acquires any additional securities between such time and the Closing Date.

Each of the Reorganizing Funds will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to discharge all of its known liabilities and obligations prior to the Closing Date (other than the obligations set forth in this Agreement). The Surviving Fund will assume all of the Liabilities of each Reorganizing Fund other than the Excluded Liabilities. The Surviving Fund shall not assume any Liability for any obligation of a Reorganizing Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Reorganizing Fund. Subject to the terms and conditions hereof, at and after the Closing, the Liabilities of a Reorganizing Fund (other than the Excluded Liabilities) shall become and be the Liabilities of the Surviving Fund and may be enforced against the Surviving Fund to the extent as if the same had been incurred by the Surviving Fund.

1.2 Immediately following the Closing, each Reorganizing Fund will distribute the Shares received by the Reorganizing Fund pursuant to the preamble to Section 1 (reduced by the amount of fractional shares of the Surviving Fund for which cash is received) pro rata to its Investors of record determined as of the close of business on the Closing Date in complete liquidation of the Reorganizing Fund. Holders of shares of the Reorganizing Fund will receive the Shares, plus cash in lieu of fractional Shares. The distribution will be accomplished by proper instructions, provided and signed by an authorized officer of Hennessy Funds Trust, to transfer Shares then credited to the Reorganizing Fund’s account on the books of the Surviving Fund to open accounts on the books of the Surviving Fund established and maintained by the Surviving Fund’s transfer agent in the names of record of the Reorganizing Fund’s Investors and representing the number of Shares due to each Investor of the Reorganizing Fund. All issued and outstanding
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shares of the Reorganizing Fund will be cancelled therewith on the Reorganizing Fund’s books, and any outstanding share certificates representing interests in the Reorganizing Fund will represent only the right to receive such number of Shares after the Closing as determined in accordance with the preamble to Section 1. Hennessy Funds Trust shall not issue certificates representing the Shares issued in connection with the Reorganization.

1.3 Following the transfer of the Assets by the Reorganizing Funds to the Surviving Fund, the assumption of the Liabilities by the Surviving Fund, and the distribution by the Reorganizing Funds of the Shares received by them pursuant to Section 1.2, plus cash in lieu of fractional Shares, the Reorganizing Funds shall terminate their qualification, classification, and registration with all appropriate federal and state agencies. Any reporting or other responsibility of the Reorganizing Funds is and shall remain the responsibility of the Reorganizing Funds up to and including the date on which the Reorganizing Funds are terminated and deregistered, subject to any reporting or other obligations described in Section 4.8.

2.	VALUATION
2.1 The value of the Assets shall be computed as of the time at which net asset value is calculated pursuant to the valuation procedures set forth in the Reorganizing Funds’ then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the Parties hereto (such time and date the “Valuation Date”). As of the close of business on the Valuation Date, the movement of records and materials of the Reorganizing Funds, and conversion thereof, to the fund accounting and administrative services agent of the Surviving Fund shall commence for completion prior to the Closing Date.

2.2 The net asset value of each Share shall be the net asset value per share computed on the Valuation Date, using the market valuation procedures set forth in the Surviving Fund’s then‑current Prospectus and Statement of Additional Information.

2.3 The number of Shares to be issued in exchange for the Assets shall be determined by multiplying the outstanding shares of the Reorganizing Fund by the ratio computed by dividing the net asset value per share of the Reorganizing Fund by the net asset value per Share on the Valuation Date, determined in accordance with Section 2.2. Investors who would otherwise receive fractional Shares will receive cash in lieu of fractional Shares.

2.4 All computations of value contemplated of the Surviving Fund shall be made by the Surviving Fund’s administrator in accordance with its regular practice as pricing agent. The Surviving Fund shall cause its administrator to deliver a copy of its valuation report to the Reorganizing Funds promptly following the Closing. All computations of value contemplated of the Reorganizing Funds shall be made by the Reorganizing Funds’ administrator in accordance with its regular practice as pricing agent. The Reorganizing Funds shall cause their administrator to deliver a copy of its valuation report to the Surviving Fund promptly following the Closing.

2.5 The Reorganizing Funds and the Surviving Fund agree to use all commercially reasonable efforts to resolve prior to the Closing Date any material pricing differences between
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the prices of Assets determined in accordance with the valuation procedures of the Reorganizing Funds and those determined in accordance with the valuation procedures of the Surviving Fund. All computations of value shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of a Fund.

3.	CLOSING AND CLOSING DATE
The Closing for the Reorganization shall occur immediately after the close of business (4:00 p.m., Eastern Time) on September 22, 2023, or on such other date as may be mutually agreed upon in writing by the Parties hereto (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously, immediately after the close of business on the Closing Date unless otherwise provided.

3.1 The Surviving Fund’s custodian shall deliver at the Closing evidence that (a) the Assets have been delivered in proper form to the Surviving Fund as of the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Reorganizing Funds in conjunction with the delivery of the Assets.

3.2 The Reorganizing Funds shall deliver or cause their transfer agent to deliver at the Closing to the Secretary of the Surviving Fund a certificate of an authorized officer stating the number and percentage ownership of outstanding shares of each of the Reorganizing Funds owned by each Investor as of the Closing Date. The Surviving Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Secretary of the Reorganizing Funds a confirmation evidencing the number of Shares to be credited on the Closing Date or provide evidence satisfactory to the Reorganizing Funds that such Shares have been credited to each Reorganizing Fund’s account on the books of the Surviving Fund. At the Closing, each Party shall deliver to each other such bills of sale, checks, assignments, share certificates, receipts and/or other documents, if any, that the other Party or its counsel may reasonably request.

3.3 Notwithstanding anything herein to the contrary, if on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Surviving Fund, accurate appraisal of the value of the Assets, net of Liabilities, of the Surviving Fund or a Reorganizing Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.	COVENANTS WITH RESPECT TO THE SURVIVING FUND AND THE REORGANIZING FUNDS
4.1 With respect to each of the Reorganizing Funds, QIT has called or will call a meeting of Investors to consider and act upon this Agreement (the “Shareholders Meeting”) and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for each of the Reorganizing Funds’ liquidating distribution of Shares contemplated hereby, and for the Reorganizing Fund to terminate its
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qualification, classification, and registration if requisite approvals are obtained with respect to the Reorganizing Fund. QIT, on behalf of the Reorganizing Fund, shall assist Hennessy Funds Trust, on behalf of the Surviving Fund, in preparing the notice of meeting, form of proxy and proxy statement/prospectus (collectively, “Proxy Materials”) to be used in connection with that meeting and the registration statement on Form N-14 to be prepared by Hennessy Funds Trust pursuant to Section 4.6.

4.2 QIT, on behalf of the Reorganizing Funds, covenants that the Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3 QIT, on behalf of the Reorganizing Funds, will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably request concerning the beneficial ownership of shares of the Reorganizing Funds.

4.4 Subject to the provisions hereof, Hennessy Funds Trust, on behalf of the Surviving Fund, and QIT, on behalf of the Reorganizing Funds, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated herein.

4.5 Each Reorganizing Fund shall furnish to the Surviving Fund on the Closing Date, a final statement of the total amount of the Reorganizing Fund’s Assets and Liabilities as of the Closing Date.

4.6 Hennessy Funds Trust, on behalf of the Surviving Fund, has prepared and filed, or will prepare and file, with the SEC a registration statement on Form N-14 under the Securities Act of 1933, as amended, and the regulations thereunder (the “1933 Act”), relating to the Shares (the “Registration Statement”). The Reorganizing Funds have provided or will provide the Surviving Fund with necessary or advisable information and disclosure relating to the Reorganizing Funds for inclusion in the Proxy Materials, which are part of the Registration Statement, and with such other information and documents relating to the Reorganizing Funds as are requested by the Surviving Fund and as are reasonably necessary or advisable for the preparation of the Registration Statement.

4.7 After the Closing, Hennessy Funds Trust shall or shall cause its agents to prepare any U.S. federal, state or local tax returns, including any Forms 1099, required to be filed by the Surviving Fund after the Closing Date.

4.8 Following the Closing, QIT, on behalf of the Reorganizing Funds, will file promptly any final regulatory reports, including but not limited to any Form N-CEN and Rule 24f-2 filings with respect to the Reorganizing Funds and also will take all other steps as are necessary and proper to effect the termination or declassification of the Reorganizing Funds in accordance with the laws of Delaware and other applicable requirements.

4.9 Hennessy Funds Trust and QIT will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably
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may request of the other in filing any tax returns, amended return, or claim for refund, in determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position.

4.10  Hennessy Funds Trust covenants to use all reasonable efforts to obtain appropriate approvals and authorizations required by the 1933 Act and the 1940 Act in order to continue the Surviving Fund’s operations after the Closing Date.

4.11 Except where otherwise required by law, the Parties shall not take a position on any applicable income tax returns inconsistent with the treatment of the Reorganization as a “reorganization,” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Funds will comply with the recordkeeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

5.	REPRESENTATIONS AND WARRANTIES
5.1 Hennessy Funds Trust, on behalf of the Surviving Fund, represents and warrants to QIT, on behalf of the Reorganizing Funds, as of the date hereof and as of the Closing Date as follows:

(a) (i) Hennessy Funds Trust was duly created pursuant to its Trust Instrument by its Board for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of Delaware, and the Trust Instrument directs the Board to manage the affairs of Hennessy Funds Trust and grants them all powers necessary or desirable to carry out such responsibility, and (ii) Hennessy Funds Trust is registered as an investment company classified as an open-end management company, under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect;

(b) The Surviving Fund is a legally designated, separate series of Hennessy Funds Trust, duly organized and validly existing under the laws of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement;

(c) The Registration Statement with respect to Hennessy Funds Trust and the Surviving Fund conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) The Surviving Fund is not in violation of, and the execution, delivery, and performance of this Agreement by Hennessy Funds Trust, for itself and on behalf of the Surviving Fund, does not and will not (i) violate the Trust Instrument or Bylaws of Hennessy Funds Trust, or (ii) to the best knowledge of QIT, result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking, to which Hennessy Funds Trust is a party or by which its properties or assets are bound;

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(e) Except as previously disclosed in writing to the Reorganizing Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of Hennessy Funds Trust, threatened against the Surviving Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of business, Hennessy Funds Trust knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Surviving Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(f) The audited financial statements of the Stance Equity ESG Large Cap Core ETF, a former series of The RBB Fund, Inc. and the predecessor fund to the Surviving Fund, for the fiscal year ended August 31, 2022, and the unaudited financial statements of the Surviving Fund for the fiscal period ended February 28, 2023 (copies of which have been furnished to the Reorganizing Funds), fairly present, in all material respects, the Surviving Fund’s financial condition as of such date and its results of operations for such periods in accordance with generally accepted accounting principles consistently applied, and as of each such respective date there were no liabilities of any of the Surviving Fund (contingent or otherwise) known to the Surviving Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(g) Since the date of the most recent audited financial statements, there has not been any material adverse change with respect to any of the Surviving Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date of such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Reorganizing Funds, prior to the Closing Date (for the purposes of this subparagraph, neither a decline in the Surviving Fund’s net asset value per share nor a decrease in the Surviving Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

(h) The Surviving Fund has timely filed all U.S. federal and other tax returns and reports that are required by law to have been filed by the Surviving Fund, all such tax returns and reports were complete and accurate, all taxes owed by the Surviving Fund have been timely paid, and to the best of the Surviving Fund’s knowledge, no such return is currently under audit and no assessment of a tax deficiency has been made with respect to any such return;

(i) Neither Hennessy Funds Trust nor, to the knowledge of the Hennessy Funds Trust, any “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of Hennessy Funds Trust has been convicted of any felony or misdemeanor described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of Hennessy Funds Trust, has any investment adviser, or any “person associated” (as defined in the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Advisers Act”)) with any investment adviser of the Surviving Fund has been subject, or presently is subject, to any disqualification that would be a basis for denial, suspension, or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer
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under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the 1940 Act, and, to the knowledge of Hennessy Funds Trust, there is no proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial, suspension, or revocation

(j) All issued and outstanding Shares, including Shares to be issued in connection with the Reorganization, of the Surviving Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable, Shares of the Surviving Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration and regulatory requirements, or exemptions therefrom, of 1933 Act, the 1940 Act, and all applicable state securities laws, and the regulations thereunder, and the Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its Shares nor is there outstanding any security convertible into any of its Shares;

(k) The Surviving Fund has qualified and met the requirements for treatment as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Closing Date and has computed (or will compute) its U.S. federal income and excise tax liability, if any, under Section 852 and 4982, respectively, of the Code.

(l) There is no plan or intention for the Surviving Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

(m) Immediately after the Closing Date, Surviving Fund will not be under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceedings (as described in Section 368(a)(3)(A) of the Code);

(n) The execution, delivery, and performance of this Agreement on behalf of the Surviving Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of Hennessy Funds Trust, the Board of Hennessy Funds Trust, and the Surviving Fund, and this Agreement will constitute a valid and binding obligation of Hennessy Funds Trust and the Surviving Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles;

(o) On the effective date of the Registration Statement, at the time of the meeting of the Investors and on the Closing Date, any written information furnished by Hennessy Funds Trust with respect to the Surviving Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(p) The Board of Hennessy Funds Trust was established and has been operated in accordance with the requirements and restrictions of Sections 10 and 16 of the 1940 Act and
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satisfies the fund governance standards as defined in Rule 0-1 under the 1940 Act. No trustee who has been identified as an “independent” or “non interested” in Hennessy Funds Trust’s most recent registration statement on Form N-1A is an “interested person” of Hennessy Funds Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, or has had at any time during the past three years a material business or professional relationship with any investment adviser or sub-adviser or principal underwriter of the Surviving Fund or with the principal executive officer or any controlling person of any investment adviser or sub-adviser or the principal underwriter of the Surviving Fund other than as set forth in Hennessy Funds Trust’s registration statement on Form N-1A.  To the knowledge of Hennessy Funds Trust, no trustee is ineligible under Section 9(a) or Section 9(b) of the 1940 Act to serve as a trustee to a registered investment company; and

(q) To the knowledge of Hennessy Funds Trust, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the regulations thereunder (the “1934 Act”), the 1940 Act, or Delaware law for the execution of this Agreement by Hennessy Funds Trust, for itself and on behalf the Surviving Fund, or the performance of this Agreement by Hennessy Funds Trust, for itself and on behalf of the Surviving Fund, except as specifically contemplated by this Agreement and as required under the 1933 Act, the 1940 Act and any applicable state securities laws and any listing agreement with any securities exchange, and except for such consents, approvals, authorizations, and filings as may be required after the Closing Date.

5.2 QIT, on behalf of the Reorganizing Funds, represents and warrants to the Hennessy Funds Trust, on behalf of the Surviving Fund, as of the date hereof and as of the Closing Date as follows:

(a) QIT was duly created pursuant to its Agreement and Declaration of Trust, as amended (the “Agreement and Declaration of Trust”) by its Board for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of Delaware, and the Agreement and Declaration of Trust and the Bylaws of QIT (the “QIT Bylaws”) directs the Board to manage the affairs of QIT and the Reorganizing Funds and grants them all powers necessary or desirable to carry out such responsibility, including administering the Reorganizing Funds’ business as currently conducted by the Reorganizing Funds and as described in its current registration statement, and (ii) QIT is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

(b) Each of the Reorganizing Funds is a legally designated, separate series of QIT, duly organized and validly existing under the laws of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement;

(c) All of the issued and outstanding shares of the Reorganizing Funds have been offered and sold in compliance in all material respects with applicable federal and state securities laws and the regulations thereunder, and all issued and outstanding shares of  each class of the Reorganizing Funds are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and nonassessable, free and clear of all liens, pledges, security interests, charges, or other encumbrances, and none of the Reorganizing Funds have outstanding
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any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, provided that no representation is given with respect to whether any shareholder of the Reorganizing Fund has granted a security interest in the shares owned by that shareholder or whose shares are otherwise subject to a lien or pledge;

(d) The registration statement with respect to QIT and the Reorganizing Funds conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) The Reorganizing Funds are not in violation of, and the execution, delivery, and performance of this Agreement by QIT, for itself and on behalf of the Reorganizing Funds, does not and will not (i) violate the Agreement and Declaration of Trust or the QIT Bylaws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking to which QIT is a party or by which its properties or assets are bound;

(f) Except as previously disclosed in writing to the Surviving Fund, (i) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of QIT, threatened against any one of the Reorganizing Funds or any of its properties or Assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of its business, (ii) QIT knows of no facts that might form the basis for the institution of any such proceeding or investigation, and (iii) neither Reorganizing Fund is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(g) The audited financial statements of Reorganizing Funds as of and for the fiscal year ended June 30, 2022 and the unaudited financial statements of the Reorganizing Funds for the fiscal period ended December 31, 2022 (copies of which have been furnished to the Surviving Fund), fairly present, in all material respects, the Reorganizing Funds’ financial condition as of such dates and their results of operations for each such period in accordance with generally accepted accounting principles consistently applied, and as of each such respective date there were no material debts, obligations, or liabilities of the Reorganizing Funds (contingent or otherwise) known to the Reorganizing Funds that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(h) Since the date of the most recent audited financial statements, there has not been any material adverse change with respect to either Reorganizing Fund’s financial condition, Assets, Liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by such Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Surviving Fund, prior to the Closing Date (for the purposes of this subparagraph, a decline in
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the Reorganizing Fund’s net asset value per share, a decrease in the Reorganizing Fund’s size due to redemptions or a decline consistent with general equity market conditions shall not be deemed to constitute a material adverse change);

(i) The Reorganizing Funds have timely filed all U.S. federal and other tax returns and reports that are required by law to have been filed by the Reorganizing Funds, all such tax returns and reports were complete and accurate, all taxes owed by the Reorganizing Funds have been timely paid, and has made available to Hennessy Funds Trust all of the Reorganizing Funds’ previously filed tax returns. To the best of the Reorganizing Funds’ knowledge, no such return is currently under audit and no assessment of a tax deficiency has been made with respect to any such return;

(j) The Reorganizing Funds have qualified and met the requirements for treatment as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of their operations, and will continue to so qualify until the Closing Date and has computed (or will compute) their U.S. federal income and excise tax liability, if any, under Sections 852 and 4982, respectively, of the Code;

(k) Neither Reorganizing Fund is a party to or bound by any agreement, undertaking, or commitment (i) to merge or consolidate with, or acquire all or substantially all of the property and assets of, any other corporation, trust or person or (ii) to sell, lease, or exchange all or substantially all of its property and assets to any other corporation, trust or person;

(l) Neither QIT nor, to the knowledge of QIT, any “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of QIT has been convicted of any felony or misdemeanor described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of QIT, has any investment adviser, or any “person associated” (as defined in the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Advisers Act”)) with any investment adviser of the Reorganizing Funds has been subject, or presently is subject, to any disqualification that would be a basis for denial, suspension, or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the 1940 Act, and, to the knowledge of QIT, there is no proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial, suspension, or revocation;

(m) QIT has furnished to Hennessy Funds Trust, on behalf of the Surviving Fund, or provided access to, with respect to the Reorganizing Funds, complete and true copies of the Reorganizing Funds’ (i) all post-effective amendments to the registration statement on form N-1A filed by QIT with the SEC pertaining to the last five years, (ii) annual and semi-annual reports on Form N-CSR, together with any and all exhibits annexed thereto, and proxy statements  pertaining to the last five years, each in the form delivered to shareholders, as well as any additional report or other material generally delivered to such shareholders since the delivery of such annual report or semi-annual report, as the case may be, and (iii) prospectuses, together with statements
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of additional information, filed with the SEC in the last five years, each in the form filed with the SEC (all of the foregoing documents referred to in clauses (i), (ii) and (iii) collectively referred to herein as the “Fund Statements”). The information contained in the Fund Statements did not as of the date of filing, effectiveness, or first use, as applicable, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make any material statement made therein, in light of the circumstances under which they were made, not misleading. Since the end of the period covered by the most recent annual or semi-annual report through the date hereof, there has occurred no event or condition (other than as a result of this Agreement and the transactions contemplated hereby) that would (A) require either Reorganizing Fund to file an additional amendment, registration statement, prospectus, prospectus supplement, report, or other document with the SEC, which document has not been so filed with the SEC and delivered to Hennessy Funds Trust or (B) require either Reorganizing Fund to conduct a meeting of its Investors;

(n) At the Closing Date, each of the Reorganizing Funds will have good and marketable title to the Assets and full right, power, and authority to assign, sell, convey, deliver, and otherwise transfer the Assets hereunder, and upon delivery and payment for the Assets as contemplated herein, the Surviving Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

(o) The execution, delivery, and performance of this Agreement on behalf of the Reorganizing Funds will have been duly authorized prior to the Closing Date by all necessary action on the part of QIT, the Board of QIT, and the Reorganizing Funds, and this Agreement will constitute a valid and binding obligation of QIT and the Reorganizing Funds enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(p) On the effective date of the Registration Statement, at the time of the meeting of the Investors and on the Closing Date, the information furnished by the Reorganization Funds that is included in the Proxy Materials (exclusive of the portions of the Surviving Fund’s Prospectus contained or incorporated by reference therein) (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by the Reorganizing Funds, or by QIT on behalf of the Reorganizing Funds, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(q) QIT maintains on behalf of the Reorganizing Funds insurance in amounts customary within the industry. To the knowledge of QIT, all of such insurance policies are valid, binding, and enforceable in accordance with its terms against the respective insurers and are in full
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force and effect.  QIT has not received written notice from its insurance carriers disclaiming coverage or defending a reservation of rights clause as to any of such notifications;

(r) QIT has obtained those no action letters, exemptive orders, and other interpretive relief from the SEC and any other government entity necessary for the operation of the Reorganizing Funds. QIT, on behalf of the Reorganizing Funds, has complied with all representations, terms, and conditions of each such no action letter, exemptive order, and other relief necessary to rely on the same;

(s) During the past three years, there has existed no unremedied pricing error or similar condition with respect to the Reorganizing Funds;

(t) The Board of QIT was established and has been operated in accordance with the requirements and restrictions of Sections 10 and 16 of the 1940 Act and satisfies the fund governance standards as defined in Rule 0-1 under the 1940 Act. No trustee who has been identified as an “independent” or “non interested” in QIT’s most recent registration statement on Form N-1A is an “interested person” of QIT, as that term is defined in Section 2(a)(19) of the 1940 Act, or has had at any time during the past three years a material business or professional relationship with any investment adviser or sub-adviser or principal underwriter of the Reorganizing Funds or with the principal executive officer or any controlling person of any investment adviser or sub-adviser or the principal underwriter of the Reorganizing Funds other than as set forth in QIT’s registration statement on Form N-1A.  To the knowledge of QIT, no trustee is ineligible under Section 9(a) or Section 9(b) of the 1940 Act to serve as a trustee to a registered investment company; and

(u) To the knowledge of QIT, no governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by QIT, for itself and on behalf of the Reorganizing Funds, or the performance of this Agreement by QIT, for itself and on behalf of the Reorganizing Funds except as specifically contemplated by this Agreement and as required under the 1933 Act, the 1940 Act and any applicable state securities laws and any listing agreement with any securities exchange, and except for such consents, approvals, authorizations, and filings as may be required after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUNDS
The obligations of QIT to consummate the Reorganization with respect to the Reorganizing Funds shall be subject to the performance by Hennessy Funds Trust, on behalf of the Surviving Fund, of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Surviving Fund:

6.1 This Agreement and transaction contemplated hereby shall have been duly adopted and approved by the Board of Hennessy Funds Trust.

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6.2 All representations and warranties of Hennessy Funds Trust with respect to the Surviving Fund contained herein shall be true, correct, and complete in all respects (in the case of any representation or warranty qualified by materiality or material adverse change) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse change) at and as of the Closing Date as though such representations and warranties were made at and as of such time (except those representations and warranties that address matters only as of specific date, the accuracy of which shall be determined as of that specified date in all respects).

6.3 Hennessy Funds Trust, on behalf of itself and the Surviving Fund, shall have in all material respects performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

6.4 Hennessy Funds Trust, on behalf of the Surviving Fund, shall have delivered to the Reorganizing Funds at the Closing a certificate executed on behalf of the Surviving Fund by Hennessy Funds Trust’s President, Vice President, Assistant Vice President, Secretary, or Assistant Secretary, in a form reasonably satisfactory to the Reorganizing Funds and dated as of the Closing Date, to the effect that the representations and warranties of Hennessy Funds Trust on behalf of the Surviving Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Reorganizing Funds shall reasonably request.

6.5 Reorganizing Funds shall have received at the Closing an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust (“Counsel”), in a form reasonably satisfactory to the Reorganizing Funds (which opinion may be subject to customary qualifications), substantially to the effect that:

(a) Hennessy Funds Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b) the Surviving Fund is a separate portfolio of Hennessy Funds Trust, which is a Delaware statutory trust duly organized, validly existing, and in good standing under the laws of Delaware;

(c) this Agreement has been duly authorized, executed, and delivered by Hennessy Funds Trust on its behalf and on behalf of the Surviving Fund and, assuming due authorization, execution, and delivery of this Agreement on behalf of the Reorganizing Funds, and Hennessy Advisors, is a valid and binding obligation of Hennessy Funds Trust, enforceable against Hennessy Funds Trust in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles; and

(d) to the knowledge of such counsel, no consent, approval, authorization, filing, or order of any court or governmental authority of the United States is required for the consummation of the Reorganization with respect to the Surviving Fund, except such as have been
15

obtained under the 1933 Act, the 1934 Act, and the 1940 Act (it being understood that such counsel has made no independent investigation or analysis with respect to state securities laws and are not opining on such laws).

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
The obligations of Hennessy Funds Trust to consummate the Reorganization with respect to the Surviving Fund shall be subject to the performance by QIT, on behalf of the Reorganizing Funds, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 This Agreement and transactions contemplated hereby shall have been duly adopted and approved by the Board of QIT and by the Investors of each Reorganizing Fund at its Shareholders Meeting.

7.2 All representations and warranties of QIT with respect to the each of the Reorganizing Funds contained herein shall be true, correct, and complete in all respects (in the case of any representation or warranty qualified by materiality or material adverse change) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse change) at and as of the Closing Date as though such representations and warranties were made at and as of such time (except those representations and warranties that address matters only as of specific date, the accuracy of which shall be determined as of that specified date in all respects).

7.3 QIT, on behalf of itself and the Reorganizing Funds, shall have in all material respects performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

7.4 QIT, on behalf of the Reorganizing Funds, shall have delivered to the Surviving Fund at the Closing a certificate executed on behalf of each of the Reorganizing Funds, by QIT’s President, Secretary, Treasurer or Chief Compliance Officer, in a form reasonably satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of QIT on behalf of the Reorganizing Funds made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Surviving Fund shall reasonably request.

7.5 The Surviving Fund shall have received at the Closing an opinion of Stradley Ronon Stevens & Young, LLP, legal counsel to QIT, in a form reasonably satisfactory to the Surviving Fund (which opinions may be subject to customary qualifications), substantially to the effect that:

(a) QIT is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

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(b) (i) QIT is validly existing as an open-end management investment company, and it is in good standing under the laws of the State of Delaware; (ii) the Reorganizing Funds have each been established as separate series of QIT in accordance with the Agreement and Declaration of Trust; (iii) title to all of the assets of each Reorganizing Fund is vested in QIT; (iv) QIT has the authority to conduct, operate, and carry on its business as presently conducted; and (v) pursuant to the Agreement and Declaration of Trust, Investors shall have no preemptive or other right to subscribe to any additional shares or other securities issued by QIT or any other series of QIT;

(c) this Agreement has been duly authorized, executed, and delivered by QIT on behalf of the Reorganizing Funds and, assuming due authorization, execution and delivery of this Agreement on behalf of the Surviving Fund, and Hennessy Advisors, is a valid and binding obligation of QIT, enforceable against QIT in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors rights, and to general equity principles; and

(d) to the knowledge of such counsel, no consent, approval, authorization, filing, or order of any court or governmental authority of the United States is required for the consummation of the Reorganization with respect to either of the Reorganizing Funds, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act (it being understood that such counsel has made no independent investigation or analysis with respect to state securities laws and are not opining on such laws).

7.6 The transfer agent to the Reorganizing Funds shall have delivered to the Surviving Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the shareholder records of each of the Reorganizing Funds are complete and accurate and as to such other matters as the Surviving Fund shall reasonably request.

7.7 The administrator, fund accountant, and custodian to the Reorganizing Funds shall have delivered to the Surviving Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the books and records of the each of the Reorganizing Funds covered by its contracts with the Reorganizing Funds are complete and accurate and as to such other matters as the Surviving Fund shall reasonably request.

7.8 The Reorganizing Funds shall arrange to make the Reorganizing Funds’ auditors available to the Surviving Fund and its agents to answer their questions at a mutually agreeable time prior to the Closing.

7.9 QIT, on behalf of the Reorganizing Funds, shall have delivered to Hennessy Funds Trust, or shall have made provision for delivery as promptly as practicable after the Closing Date of, (i) a statement, accurate and complete in all material respects related to the Reorganizing Funds, of (1) the Assets, showing the tax basis of such Assets for U.S. federal income tax purposes by lot and the holding periods of such Assets for such purposes, as of the Valuation Date; (2) the capital loss carryovers for each of the Reorganizing Funds for U.S. federal income tax purposes and the
17

taxable years of the Reorganizing Funds (or its predecessors) in which such capital losses were recognized; (3) any limitations on the use of such losses imposed under Section 382 of the Code (determined without regard to the transactions contemplated by this Agreement); and (4) any unrealized gain or loss in such Assets (as determined as of the Valuation Date) for U.S. federal income tax purposes; (ii) the tax books and records of each of the Reorganizing Funds for preparing any tax returns required by law to be filed after the Closing Date; and (iii) such other tax information reasonably requested by Hennessy Funds Trust.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND AND THE REORGANIZING FUNDS
The obligations of Hennessy Funds Trust, on behalf of the Surviving Fund, and of QIT, on behalf of the Reorganizing Funds, herein are each subject to the further conditions that on or before the Closing Date with respect to the Surviving Fund and the Reorganizing Funds:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Funds at the Shareholders Meeting in accordance with the provisions of the Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund.

8.2 On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

8.3 All consents of other Parties and all other consents, orders, approvals, and permits of federal, state, and local regulatory authorities (including, without limitation, those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) deemed necessary by Hennessy Funds Trust, on behalf of the Surviving Fund, or QIT, on behalf of the Reorganizing Funds, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Funds.

8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. The SEC shall not have issued an unfavorable advisory report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.

8.5 Hennessy Funds Trust, on behalf of the Surviving Fund, and QIT, on behalf of the Reorganizing Funds, shall each have considered the U.S. federal, state and local income tax issues. The Surviving Fund and the Reorganizing Funds shall have each received an opinion of Counsel
18

substantially to the effect that for U.S. federal income tax purposes, the Reorganization will be treated as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and on officers’ certificates and certificates of public officials if Counsel so requests.

8.6 On or before the Closing Date, each Reorganizing Fund shall declare and pay a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which, together with all previous such dividends, shall have the effect of distributing to such Reorganizing Fund’s Investors all of the Reorganizing Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b)(2) of the Code (computed without regard to Section 852(b)(2)(D) of the Code), (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the Reorganizing Fund’s net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

9.	EXPENSES
9.1 Except as expressly provided in Section 9.3 and Section 9.4, Hennessy Advisors shall be responsible for paying all of the expenses of the Surviving Fund incurred by the Surviving Fund or any of its affiliates in connection with the transactions contemplated by this Agreement, including, without limitation, legal fees and costs, accounting and auditing fees, and any costs associated with meetings of the Board of Hennessy Funds Trust relating to the transactions contemplated by this Agreement.

9.2 Except as expressly provided in Section 9.3 and Section 9.4, CCM shall be responsible for paying all of the expenses of the Reorganizing Funds incurred by the Reorganizing Funds or any of their affiliates in connection with the transactions contemplated by this Agreement, including, without limitation, legal fees and costs, accounting and auditing fees, and any costs associated with meetings of the Board of QIT an any meeting of shareholders of the Reorganizing Funds relating to the transactions contemplated by this Agreement.

9.3 CCM will retain Broadridge Financial Services, Inc. on behalf of the Reorganizing Funds to assist in soliciting the approval of the shareholders of the Reorganizing Funds required to complete the transactions contemplated hereby. CCM and Hennessy Advisors shall each bear 50% of the costs and expenses associated with soliciting and obtaining the proxy vote of the shareholders of the Reorganizing Funds, including fees paid to Broadridge Financial Services, Inc.; provided, however, that (a) CCM shall bear its and the Reorganizing Funds’ legal fees and costs related to preparing, negotiating and filing the N-14 Registration Statement, including any and all exhibits thereto and any ancillary documents; and (b) Hennessy Advisors shall bear its and the Surviving Fund’s legal fees and costs related to preparing, negotiating and filing the N-14 Registration Statement, including any and all exhibits thereto and any ancillary documents.

9.4 Notwithstanding the foregoing, expenses will in any event be paid by the Party  directly incurring such expenses if and to the extent that the payment by another person of such
19

expenses would result in a failure by either the Reorganizing Funds or the Surviving Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Reorganizing Funds or the Surviving Fund or on any of their respective shareholders.

9.5 This Section 9 shall survive the Closing and any termination of this Agreement pursuant to Section 11.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 This Agreement constitutes the entire agreement between the Parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

10.2 Except as otherwise specified below, the representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated herein for a two‑year period, except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies, as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with its terms.

11.	TERMINATION
11.1       This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by:

(a) either Party (i) in the event of the other Party’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing if such breach is incapable of being cured, (ii) if a condition to its obligations has not been met and it appears reasonably likely that such condition will not, or cannot, be met, or (iii) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization; or

(b) the mutual consent of both Parties to this Agreement.

11.2 If this Agreement is terminated pursuant to and in accordance with Section 11.1, then the termination shall be without liability of any Party (including its trustees/directors, officers or shareholders) and Hennessy Advisors and CCM shall each bear their own expenses incidental to the preparation of carrying out of the Agreement as provided in Section 9; provided however that if the termination shall result from the material breach by a Party of a covenant or agreement of such Party contained in this Agreement, then such Party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching Party.

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12.	AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of QIT, on behalf of the Reorganizing Funds, and officers of Hennessy Funds Trust, on behalf of the Surviving Fund; provided, however, that following the Shareholders Meeting, no such amendment may have the effect of changing the provisions for determining the number of Shares to be delivered to the Reorganizing Funds’ Investors under this Agreement to the detriment of the Reorganizing Funds’ Investors, or otherwise materially and adversely affecting the Reorganizing Funds, without the Reorganizing Funds obtaining the Reorganizing Funds’ Investors’ further approval except that nothing in this Section 12 shall be construed to prohibit the Surviving Fund and the Reorganizing Funds from amending this Agreement in writing without additional authorization to change the Closing Date or Valuation Date by mutual agreement.

13.	INDEMNIFICATION
13.1 Hennessy Funds Trust and the Surviving Fund shall indemnify, defend, and hold harmless QIT and each of the Reorganizing Funds, its respective officers, trustees, employees, and agents against any and all claims, actions, damages, obligations, losses, liabilities, costs, and expenses, including reasonable attorneys’ fees, costs of collection, and other costs of defense, actually incurred by QIT and arising from or in connection with (a) any breach of any representation or warranty of Hennessy Funds Trust, on behalf of itself and the Surviving Fund, contained in or made pursuant to this Agreement and (b) any breach of any covenant of Hennessy Funds Trust, on behalf of itself and the Surviving Fund, contained in or made pursuant to this Agreement. No Party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying Party or Parties no later than 24 months after the Closing Date, except that the representations and warranties contained in Sections 5.1(a) and 5.1(d) shall survive indefinitely.

13.2 QIT and each of the Reorganizing Funds shall indemnify, defend, and hold harmless Hennessy Funds Trust and the Surviving Fund, its respective officers, trustees, employees, and agents against any and all claims, actions, damages, obligations, losses, liabilities, costs, and expenses, including reasonable attorneys’ fees, costs of collection, and other costs of defense, actually incurred by Hennessy Funds Trust and arising from or in connection with (a) any breach of any representation or warranty of QIT, on behalf of itself and the Reorganizing Funds, contained in or made pursuant to this Agreement and (b) any breach of any covenant of QIT, on behalf of itself and each of the Reorganizing Funds, contained in or made pursuant to this Agreement. No Party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying Party or Parties no later than 24 months after the Closing Date, except that the representations and warranties contained in Sections 5.2(a), 5.2(e), and 5.2(n) shall survive indefinitely.

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14.	NOTICES
Any notice, report, statement, or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, or overnight express courier addressed to the following:

For Hennessy Funds Trust, on behalf of itself and the Surviving Fund:

Hennessy Funds Trust 7250 Redwood Blvd, Suite 200 Novato, California 94945 Attention: President

With a copy to, which shall not constitute notice: Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Peter D. Fetzer

For QIT, on behalf of itself and the Reorganizing Funds: Alyssa D. Greenspan Community Capital Management, LLC 2500 Weston Road, Suite 101 Weston, Florida 33331

With a copy to, which shall not constitute notice: Jonathan M. Kopcsik Stradley Ronon Stevens & Young LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103-7018
15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
15.1 The section and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Sections, paragraphs, subparagraphs, or Exhibits shall be construed as referring to Sections, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein,” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Section, paragraph, subparagraph, or sentence.

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15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law provisions.

15.4 This Agreement shall bind and inure to the benefit of the Parties hereto and its respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of the other Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Parties hereto and its respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 It is expressly agreed that the obligations of the Reorganizing Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of QIT personally, but shall bind only the QIT property of the Reorganizing Funds. The execution and delivery of this Agreement has been authorized by the Board of QIT, on behalf of the Reorganizing Funds, and signed by authorized officers of QIT, acting as such. Neither the authorization by such Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the QIT property of the Reorganizing Funds.

* * *

[Signatures follow on the next page.]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed by its authorized officer.

Hennessy Funds Trust, for itself and on behalf of the Hennessy Stance ESG ETF ______________________________________ Teresa M. Nilsen Executive Vice President	Quaker Investment Trust, for itself and on behalf of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund ______________________________________ Alyssa D. Greenspan President
Hennessy Advisors, Inc., solely for purposes of the second paragraph hereof, Section 9, and Section 11.2 ______________________________________ Teresa M. Nilsen President	Community Capital Management, LLC, solely for purposes of the second paragraph hereof, Section 9, and Section 11.2 ______________________________________ Alyssa D. Greenspan CEO and President

EXHIBIT B

The following tables are intended to help you understand the financial performance of the shares of the Target Funds for the periods shown below. Certain information reflects financial results for a single share of a Target Fund. The “Total Return” figure shows how much your investment would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information has been derived from financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm. Tait, Weller & Baker LLP’s report and the Target Funds’ financial statements are included in the annual report of the Target Funds for the fiscal year ended June 30, 2022, which is available upon request.

CCM Core Impact Equity Fund – Advisor Class
	For the Fiscal Year Ended June 30, 2022	For the Fiscal Year Ended June 30, 2021	For the Fiscal Year Ended June 30, 2020	For the Fiscal Year Ended June 30, 2019	For the Fiscal Year Ended June 30, 2018

Net Asset Value, Beginning of Year	$50.38	$35.31	$34.22	$31.87	$27.86
Investment Operations
Net investment income loss(a)	(0.35)	(0.50)	(0.34)	(0.30)	(0.24)
Net realized and unrealized gain (loss) on investments	(4.63)	15.86	2.10	2.65	4.25
Total from investment operations	(4.98)	15.36	1.76	2.35	4.01
Distributions from:
Net investment income	-	-	-	-	-
Net capital gains	(7.58)	(0.29)	(0.67)	-	-
Total distributions	(7.58)	(0.29)	(0.67)	-	-
Net Asset Value, End of Year	$37.82	$50.38	$35.31	$34.22	$31.87
Total Return	12.90%	43.65%(1)	5.05%(1)	7.37%(1)	14.39%(1)
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$47,716	$59,786	$47,731	$53,292	$44,964
Ratio of expenses to average net assets
Before fee waiver	1.95%	2.03%	2.09%	2.48%	2.30%
After fee waiver	1.95%	2.03%	2.09%	2.48%	2.30%
Ratio of net investment income (loss) to average net assets
Before fee waiver	(0.74%)	(1.14)%	(0.97)%	(0.99)%	(0.78)%
After fee waiver	(0.74%)	(1.14)%	(0.97)%	(0.99)%	(0.78)%
Portfolio turnover rate	47%	56%	69%	24%	119%

(a) Based on the average daily number of shares outstanding during the year.
(1)  Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. As of September 30, 2018 the Fund no longer charges a sales charge.

B-1

CCM Core Impact Equity Fund – Institutional Class
	For the Fiscal Year Ended June 30, 2022	For the Fiscal Year Ended June 30, 2021	For the Fiscal Year Ended June 30, 2020	For the Fiscal Year Ended June 30, 2019	For the Fiscal Year Ended June 30, 2018

Net Asset Value, Beginning of Year	$53.27	$37.23	$35.96	$33.40	$29.12
Investment Operations
Net investment income loss(a)	(0.25)	(0.41)	(0.26)	(0.25)	(0.17)
Net realized and unrealized gain (loss) on investments	(5.00)	16.74	2.20	2.81	4.45
Total from investment operations	(5.25)	16.33	1.94	2.56	4.28
Distributions from:
Net investment income	-	-	-	-	-
Net capital gains	(7.58)	(0.29)	(0.67)	-	-
Total distributions	(7.58)	(0.29)	(0.67)	-	-
Net Asset Value, End of Year	$40.44	$53.27	$37.23	$35.96	$33.40
Total Return	(12.69)%	44.00%(1)	5.31%(1)	7.66%(1)	14.70%(1)
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$9,123	$11,567	$8,606	$8,746	$9,039
Ratio of expenses to average net assets
Before fee waiver	1.70%	1.78%	1.84%	2.23%	2.05%
After fee waiver	1.70%	1.78%	1.84%	2.23%	2.05%
Ratio of net investment income (loss) to average net assets
Before fee waiver	(0.49%)	(0.89)%	(0.72)%	(0.74)%	(0.53)%
After fee waiver	(0.49%)	(0.89)%	(0.72)%	(0.74)%	(0.53)%
Portfolio turnover rate	47%	56%	69%	24%	119%

(a) Based on the average daily number of shares outstanding during the year.
(1) Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value.

CCM Small/Mid-Cap Impact Value Fund – Advisor Class
	For the Fiscal Year Ended June 30, 2022	For the Fiscal Year Ended June 30, 2021	For the Fiscal Year Ended June 30, 2020	For the Fiscal Year Ended June 30, 2019	For the Fiscal Year Ended June 30, 2018

Net Asset Value, Beginning of Year	$16.88	$11.49	$17.65	$23.23	$24.13
Investment Operations
Net investment income loss(a)	0.01	0.02	0.09	0.08	(0.23)
Net realized and unrealized gain (loss) on investments	(1.50)	5.55	(4.91)	0.12	3.03
Total from investment operations	(1.49)	5.57	(4.82)	0.20	2.80
Distributions from:
Net investment income	-	(0.18)	(0.34)	-	-
Net capital gains	-	-	(1.00)	(5.78)	(3.70)
Total distributions	-	(0.18)	(1.34)	(5.78)	(3.70)
Net Asset Value, End of Year	$15.39	$16.88	$11.49	$17.65	$23.23
Total Return	(8.83)%	48.79%(1)	(30.04)%(1)	3.17%(1)	12.07%(1)
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$5,527	$6,639	$5,890	$9,176	$4,737
Ratio of expenses to average net assets
Before fee waiver	2.43%(b)	2.55%(b)	2.38%(b)	2.84%(b)	2.44%
After fee waiver	1.55%(b)	1.55%(b)	1.55%(b)	2.65%(b)	2.44%
Ratio of net investment income (loss) to average net assets
Before fee waiver	(0.82)%(b)	(0.87)%(b)	(0.28)%(b)	0.28%(b)	(0.99)%
After fee waiver	0.06%(b)	0.13%(b)	0.55%(b)	0.47%(b)	(0.99)%
Portfolio turnover rate	49%	96%	117%	111%	122%

(a)  Based on the average daily number of shares outstanding during the year.
(b) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.
(1)  Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. As of September 30, 2018 the Fund no longer charges a sales charge.

CCM Small/Mid-Cap Impact Value Fund – Institutional Class
	For the Fiscal Year Ended June 30, 2022	For the Fiscal Year Ended June 30, 2021	For the Fiscal Year Ended June 30, 2020	For the Fiscal Year Ended June 30, 2019	For the Fiscal Year Ended June 30, 2018

Net Asset Value, Beginning of Year	$18.63	$12.67	$19.36	$24.83	$25.49
Investment Operations
Net investment income loss(a)	0.06	0.06	0.13	0.15	(0.19)
Net realized and unrealized gain (loss) on investments	(1.65)	6.12	(5.41)	0.16	3.23
Total from investment operations	(1.59)	6.18	(5.28)	0.31	3.04
Distributions from:
Net investment income	-	(0.22)	(0.41)	-	-
Net capital gains	-	-	(1.00)	(5.78)	(3.70)
Total distributions	-	(0.22)	(1.41)	(5.78)	(3.70)
Net Asset Value, End of Year	$17.04	$18.63	$12.67	$19.36	$24.83
Total Return	(8.53)%	49.10%(1)	(29.89)%(1)	3.47%(1)	12.39%(1)
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$11,230	$12,552	$12,699	$10.811	$9,747
Ratio of expenses to average net assets
Before fee waiver	2.18%(b)	2.30%(b)	2.13%(b)	2.58%(b)	2.19%
After fee waiver	1.30%(b)	1.30%(b)	1.30%(b)	2.39%(b)	2.19%
Ratio of net investment income (loss) to average net assets
Before fee waiver	(0.57)%(b)	(0.62)%(b)	(0.03)%(b)	0.53%(b)	(0.74)%
After fee waiver	0.31%(b)	0.38%(b)	0.80%(b)	0.72%(b)	(0.74)%
Portfolio turnover rate	49%	96%	117%	111%	122%

(a)  Based on the average daily number of shares outstanding during the year.
(b) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.
(1)  Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value.

EXHIBIT C

The following table is intended to help you understand the financial performance of the shares of the Predecessor Fund for the periods shown below. Certain information reflects financial results for a single share of the Acquiring Fund. The “Total Return” figure shows how much your investment would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. After the close of business on December 22, 2022, the Acquiring Fund acquired all of the assets and liabilities of the Predecessor Fund, in exchange for shares of the Acquiring Fund. Accordingly, the Acquiring Fund is the successor to the Predecessor Fund and has carried forward the historic performance and financial statements of the Predecessor Fund. This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report and the Predecessor Fund’s financial statements (which have been adopted by the Acquiring Fund) are included in the annual report of the Predecessor Fund for the fiscal year ended August 31, 2022, which is available upon request.

	For the Year Ended August 31, 2022	For the Period Ended August 31, 2021(1)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$27.82	$25.00
Net investment income (loss)(2)	0.20	0.02
Net realized and unrealized gains (losses) from investments	(3.10)	2.80
Net increase/(decrease) in net assets resulting from operations	(2.90)	2.82

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(0.10)	—
Net realized capital gains	(0.02)	—
Total dividends and distributions to shareholders	(0.12)	—
Net asset value, end of period	$24.80	$27.82
Market value, end of period	$24.83	$27.91
Total investment return/(loss) on net asset value(3)	-10.50%	11.23%(5)
Total investment return/(loss) on market price(4)	-10.63%	11.56%(5)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$42,530	$37,285
Ratio of expenses to average net assets with waivers and/or reimbursements	0.85%	0.85%(6)
Ratio of expenses to average net assets without waivers and/or reimbursements	0.95%	0.95%(6)
Ratio of net investment income/(loss) to average net assets	0.74%	0.19%(6)
Portfolio turnover rate(7)	290%	180%(5)

(1)	Inception date of the Fund was March 15, 2021.

(2)	Per share data calculated using average shares outstanding method.

(3)
Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

C-1

(4)
Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

(7)	Excludes effect of in-kind transfers.

C-2

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION, SUBJECT TO CHANGE, DATED JUNE 5, 2023

For the Reorganization of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund,
each a Series of Quaker Investment Trust

Into

the Hennessy Stance ESG ETF,
a Series of Hennessy Funds Trust

_________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Proxy Statement/Prospectus dated [XX], 2023, relating to the Special Meeting of Shareholders of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each, a “Target Fund,” and together, the “Target Funds”), each a series of Quaker Investment Trust (“QIT”), to be held on September 20, 2023, at the offices of QIT at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324. The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which the Target Funds would be reorganized into the Hennessy Stance ESG ETF (the “Acquiring Fund”), a series of Hennessy Funds Trust. Pursuant to the Agreement and Plan of Reorganization, all of the assets of each of the Target Funds will be transferred to the Acquiring Fund, in exchange for shares of the Acquiring Fund (plus cash in lieu of fractional shares of the Acquiring Fund), which will be distributed pro rata by the Target Funds to their respective shareholders and the Acquiring Fund will continue the business and assume the Target Funds’ respective liabilities (other than the excluded liabilities, as defined in the Agreement and Plan of Reorganization).
Shares of the Acquiring Fund are listed on NYSE Arca, Inc. under the ticker symbol STNC.
Copies of the Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission, may be obtained, without charge, by writing to QIT at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324, by calling the Target Funds at (888) 272-0007, or over the Internet at www.ccminvests.com.

TABLE OF CONTENTS

INTRODUCTION	2
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	2
ADDITIONAL INFORMATION ABOUT THE TARGET FUNDS	2
PRO FORMA FINANCIAL INFORMATION	3

i

INTRODUCTION
This Statement of Additional Information (this “SAI”) is intended to supplement the information provided in the Proxy Statement/Prospectus dated [XX], 2023 (the “Proxy Statement/Prospectus”), relating to the proposed reorganizations (each, a “Reorganization” and together, the “Reorganizations”) of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (each, a “Target Fund,” and together, the “Target Funds”), each a series of Quaker Investment Trust (QIT), into the Hennessy Stance ESG ETF (the “Acquiring Fund”), a series of Hennessy Funds Trust. The Proxy Statement/Prospectus has been sent to the shareholders of the Target Funds in connection with the solicitation of proxies to be voted at the special meeting of stockholders of the Target Funds to be held on September 20, 2023.
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this SAI, which means that they are legally considered to be a part of this SAI:
•	Statement of Additional Information of the Acquiring Fund, as amended and restated May 8, 2023, filed with the SEC on May 8, 2023.
•
Annual Report to Shareholders for the predecessor fund to the Acquiring Fund for the fiscal year ended August 31, 2022, containing audited financial statements, as amended and restated, filed with the SEC on March 14, 2023.

•	Semi-Annual Report to Shareholders for the Acquiring Fund for the six months ended February 28, 2023, filed with the SEC on May 3, 2023.
ADDITIONAL INFORMATION ABOUT THE TARGET FUNDS
The following documents have been filed with the SEC and are incorporated by reference into this SAI, which means that they are legally considered to be a part of this SAI:
•	Statement of Additional Information of the Target Funds, dated October 28, 2022, as supplemented to date, filed with the SEC on October 28, 2022.
•	Annual Report to Shareholders for the Target Funds for the fiscal year ended June 30, 2022, containing audited financial statements, filed with the SEC on September 8, 2022.
•	Semi-Annual Report to Shareholders for the Target Funds for the six months ended December 31, 2023, filed with the SEC on March 9, 2023.
2

PRO FORMA FINANCIAL INFORMATION
Introductory Note to Unaudited Pro Forma Financial Statements
The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the Target Funds to the Acquiring Fund pursuant to the Reorganization, accounted for as if the Reorganization had occurred as of and for the fiscal period ended February 28, 2023.  Under generally accepted accounting principles, the Acquiring Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.
The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Target Funds and the Acquiring Fund incorporated by reference into this Statement of Additional Information.
The pro forma financial information has been adjusted to reflect the advisory fee arrangement for the surviving entity.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entities.  Other costs that may change as a result of the proposed Reorganization are currently undeterminable.
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

Hennessy Stance ESG ETF
CCM Core Impact Equity Fund CCM Small/Mid-Cap Impact Value Fund Schedule of Investments	Hennessy Stance ESG ETF		CCM Core Impact Equity Fund		CCM Small/Mid-Cap Impact Value Fund		Pro Forma Adjustments		Hennessy Stance ESG ETF Pro Forma Combined
February 28, 2023 (Unaudited)
	Number of		Number of		Number of		Number of		Number of
	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
COMMON STOCKS - 95.00%
Communication Services - 3.60%
Alphabet, Inc., Class A (a)	–	$-	15,000	$1,350,900	–	$-	–	$-	15,000	$1,350,900.00
Alphabet, Inc., Class C (a)	–	–	13,100	1,182,930	–	–	–	–	13,100	1,182,930
Omnicom Group Inc.	–	–	–	–	4,500	407,565	–	–	4,500	407,565
T-Mobile US, Inc. (a)	8,524	1,211,942	–	–	–	–	–	–	8,524	1,211,942
		1,211,942		2,533,830		407,565		–		4,153,337
Consumer Discretionary - 11.65%
Asbury Automotive Group (a)	–	–	5,400	1,226,340	2,700	613,170	–	–	8,100	1,839,510
AutoZone, Inc. (a)	595	1,479,492	–	–	–	–	–	–	595	1,479,492
Brunswick Corp.	–	–	–	–	4,800	419,616	–	–	4,800	419,616
Expedia Group, Inc. (a)	2,930	319,282	–	–	–	–	–	–	2,930	319,282
Genuine Parts Co.	8,697	1,538,151	–	–	–	–	–	–	8,697	1,538,151
Jack in the Box, Inc.	–	–	8,000	627,200	4,000	313,600	–	–	12,000	940,800
Las Vegas Sands Corp. (a)	29,913	1,719,100	–	–	–	–	–	–	29,913	1,719,100
Lennar Corp., Class B	–	–	10,000	816,600	2,650	216,399	–	–	12,650	1,032,999
Lithia Motors, Inc., Class A	–	–	5,200	1,326,936	1,475	376,391	–	–	6,675	1,703,327
NVR, Inc. (a)	–	–	75	388,022	40	206,945	–	–	115	594,967
Tesla, Inc. (a)	2,197	451,945	–	–	–	–	–	–	2,197	451,945
The Home Depot, Inc.	4,691	1,391,069	–	–	–	–	–	–	4,691	1,391,069
		6,899,039		4,385,098		2,146,121		–		13,430,258
Consumer Staples - 6.75%
Coca-Cola FEMSA SAB de CV - ADR	–	–	–	–	3,900	280,839	–	–	3,900	280,839
Constellation Brands, Inc., Class A	–	–	3,300	738,210	–	–	–	–	3,300	738,210
Costco Wholesale Corp.	1,991	964,002	–	–	–	–	–	–	1,991	964,002
Darling Ingredients Inc. (a)	–	–	–	–	2,500	158,175	–	–	2,500	158,175
Keurig Dr. Pepper, Inc.	41,771	1,443,188	–	–	–	–	–	–	41,771	1,443,188
Mondelez International, Inc., Class A	–	–	19,500	1,271,010	–	–	–	–	19,500	1,271,010
The Kroger Co.	33,293	1,436,260	–	–	–	–	–	–	33,293	1,436,260
Unilever PLC - ADR	–	–	30,000	1,497,900	–	–	–	–	30,000	1,497,900
		3,843,450		3,507,120		439,014		–		7,789,584
Energy - 1.02%
Enviva Inc.	–	–	18,840	820,670	8,200	357,192	–	–	27,040	1,177,862
							–	–
Financials - 13.88%							–	–
Ameriprise Financial, Inc.	–	–	4,000	1,371,480	1,800	617,166	–	–	5,800	1,988,646
Assurant	–	–	6,250	796,187	1,940	247,137	–	–	8,190	1,043,324
Berkshire Hathaway, Inc., Class B (a)	–	–	3,700	1,129,166	–	–	–	–	3,700	1,129,166
BlackRock, Inc.	–	–	1,700	1,172,031	–	–	–	–	1,700	1,172,031
Cboe Global Markets, Inc.	11,838	1,493,600	–	–	–	–	–	–	11,838	1,493,600
Discover Financial Services	–	–	12,500	1,400,000	3,800	425,600	–	–	16,300	1,825,600
F&G Annuities & Life, Inc.	–	–	1,536	31,288	10,695	217,857	–	–	12,231	249,145
Fidelity National Financial, Inc.	–	–	22,600	900,836	10,750	428,495	–	–	33,350	1,329,331
Financial Institutions, Inc.	–	–	24,823	619,582	21,000	524,160	–	–	45,823	1,143,742
First Citizens BancShares, Inc., Class A	–	–	–	–	520	381,555	–	–	520	381,555
Hingham Institution for Savings	–	–	–	–	1,790	509,613	–	–	1,790	509,613
Nasdaq, Inc.	23,681	1,327,557	–	–	–	–	–	–	23,681	1,327,557
Raymond James Financial, Inc.	–	–	–	–	5,500	596,530	–	–	5,500	596,530
Signature Bank	–	–	4,600	529,230	1,390	159,919	–	–	5,990	689,149
T Rowe Price Group, Inc.	10,052	1,128,639	–	–	–	–	–	–	10,052	1,128,639
		3,949,796		7,949,800		4,108,032		–		16,007,628
Health Care - 21.45%
Agilent Technologies, Inc.	9,811	1,392,867	–	–	–	–	–	–	9,811	1,392,867
AmerisourceBergen Corp., Class A	–	–	8,800	1,368,928	–	–	–	–	8,800	1,368,928
Biogen, Inc. (a)	5,390	1,454,545	–	–	–	–	–	–	5,390	1,454,545
Boston Scientific Corp. (a)	–	–	31,000	1,448,320	–	–	–	–	31,000	1,448,320
Charles River Laboratories International (a)	–	–	5,000	1,096,700	1,500	329,010	–	–	6,500	1,425,710
Edwards Lifesciences Corp. (a)	18,949	1,524,258	–	–	–	–	–	–	18,949	1,524,258
Elevance Health, Inc.	–	–	2,950	1,385,526	–	–	–	–	2,950	1,385,526
Humana, Inc.	2,947	1,458,824	–	–	–	–	–	–	2,947	1,458,824
Laboratory Corp. of America Holdings	6,250	1,496,000	5,200	1,244,672	1,800	430,848	–	–	13,250	3,171,520
Mettler-Toledo International, Inc. (a)	708	1,015,067	–	–	–	–	–	–	708	1,015,067
Molina Healthcare, Inc. (a)	–	–	1,800	495,594	1,700	468,061	–	–	3,500	963,655
Nobilis Health Corp. (a)(b)	–	–	–	–	38,393	–	–	–	38,393	–
Regeneron Pharmaceuticals, Inc. (a)	2,045	1,555,060	–	–	–	–	–	–	2,045	1,555,060
The Cigna Group	–	–	4,950	1,445,895	–	–	–	–	4,950	1,445,895
Thermo Fisher Scientific Inc.	–	–	1,500	812,640	–	–	–	–	1,500	812,640
UnitedHealth Group, Inc.	2,806	1,335,488	–	–	–	–	–	–	2,806	1,335,488
Univeral Health Services, Inc., Class B	–	–	7,700	1,028,489	3,400	454,138	–	–	11,100	1,482,627
Vertex Pharmaceuticals, Inc. (a)	5,146	1,493,832	–	–	–	–	–	–	5,146	1,493,832
		12,725,941		10,326,764		1,682,057		–		24,734,762
Industrials - 15.79%
ATS Corp. (a)	–	–	–	–	7,400	298,549	–	–	7,400	298,549
Dover Corp.	10,972	1,644,702	–	–	–	–	–	–	10,972	1,644,702
Fortive Corp.	23,007	1,533,647	–	–	–	–	–	–	23,007	1,533,647
Grupo Aeroportuario del Pacifico SAB de CV - ADR	–	–	5,100	969,408	2,300	437,184	–	–	7,400	1,406,592
Jacobs Solutions, Inc.	12,162	1,453,359	–	–	–	–	–	–	12,162	1,453,359
Nordson Corp.	6,190	1,359,572	–	–	–	–	–	–	6,190	1,359,572
Owens Corning	–	–	7,600	743,204	5,250	513,398	–	–	12,850	1,256,602
Parker-Hannifin Corp.	–	–	4,000	1,407,400	1,250	439,812	–	–	5,250	1,847,212
Quanta Services, Inc.	–	–	12,500	2,017,500	3,500	564,900	–	–	16,000	2,582,400
Snap-on, Inc.	6,442	1,601,997	–	–	–	–	–	–	6,442	1,601,997
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	–	–	4,600	400,522	–	–	–	–	4,600	400,522
United Rentals, Inc.	703	329,377	–	–	–	–	–	–	703	329,377
W.W. Grainger, Inc.	2,681	1,792,060	–	–	–	–	–	–	2,681	1,792,060
Zurn Elkay Water Solutions Corp.	–	–	23,500	540,500	6,800	156,400	–	–	30,300	696,900
		9,714,714		6,078,534		2,410,243		–		18,203,491
Information Technology - 15.65%
Adobe, Inc. (a)	743	240,695	2,050	664,098	–	–	–	–	2,793	904,793
Apple, Inc.	1,979	291,724	–	–	–	–	–	–	1,979	291,724
Arista Networks, Inc. (a)	11,848	1,643,318	–	–	–	–	–	–	11,848	1,643,318
Autodesk, Inc. (a)	1,324	263,065	–	–	–	–	–	–	1,324	263,065
Broadcom, Inc.	–	–	2,600	1,545,154	–	–	–	–	2,600	1,545,154
CDW Corp.	8,135	1,646,687	–	–	–	–	–	–	8,135	1,646,687
Fiserv, Inc. (a)	–	–	11,400	1,312,026	–	–	–	–	11,400	1,312,026
FleetCor Technologies, Inc. (a)	–	–	6,000	1,288,740	2,500	536,975	–	–	8,500	1,825,715
Global Payments, Inc.	–	–	16,600	1,862,520	–	–	–	–	16,600	1,862,520
Intuit, Inc.	–	–	1,400	570,052	–	–	–	–	1,400	570,052
Keysight Technologies, Inc. (a)	8,567	1,370,377	–	–	–	–	–	–	8,567	1,370,377
Microsoft Corp.	–	–	11,350	2,830,917	–	–	–	–	11,350	2,830,917
SS&C Technologies Holdings, Inc.	–	–	–	–	5,000	293,500	–	–	5,000	293,500
TD SYNNEX Corp.	–	–	12,000	1,158,240	5,500	530,860	–	–	17,500	1,689,100
		5,455,866		11,231,747		1,361,335		–		18,048,948
Materials - 1.51%
Berry Global Group	–	–	16,500	1,024,650	11,500	714,150	–	–	28,000	1,738,800
									–	–
Utilities - 3.70%									–	–
Clearway Energy, Inc., Class A	–	–	–	–	4,000	118,840	–	–	4,000	118,840
Clearway Energy, Inc., Class C	–	–	–	–	12,800	402,048	–	–	12,800	402,048
CMS Energy Corp.	–	–	10,000	589,700	4,100	241,777	–	–	14,100	831,477
NextEra Energy Partners LP	–	–	28,000	1,855,280	10,900	722,234	–	–	38,900	2,577,514
Veolia Environnement - ADR	–	–	11,300	338,096	–	–	–	–	11,300	338,096
		–		2,783,076		1,484,899		–		4,267,975
Total Common Stocks (Cost $98,374,724)		43,800,748		50,641,289		15,110,608		0		109,552,645

ESCROW SHARES - 0.01%
Industrials - 0.01%
American Airlines Escrow (a)(b)	–	–	218,835	6,565	–	–	–	–	218,835	6,565
Total Escrow Shares (Cost $24,536)		–		6,565		–		–		6,565
									–	–
REIT - 2.31%
Real Estate - 2.31%
Alexandria Real Estate Equities, Inc.	–	–	–	–	2,250	337,005	–	–	2,250	337,005
Highwoods Properties, Inc.	–	–	–	–	14,800	392,200	–	–	14,800	392,200
NNN REIT, Inc.	–	–	–	–	9,800	444,136	–	–	9,800	444,136
W.P. Carey Inc.	–	–	11,200	908,992	7,200	584,352	–	–	18,400	1,493,344
Total REIT (Cost $2,822,096)		–		908,992		1,757,693		–		2,666,685

PARTERNSHIPS & TRUSTS - 0.45%
Utilities - 0.45%
Brookfield Renewable Partners LP	–	–	20,000	522,400	–	–	–	–	20,000	522,400
Total Parnterships & Trusts (Cost $449,942)		–		522,400		–		–		522,400

SHORT-TERM INVESTMENTS - 2.26%
Money Market Funds - 2.26%
First American Government Obligations Fund, Institutional Class, 4.37% (c)	16,794	16,794	–	–	–	–	–	–	16,794	16,794
First American Government Obligations Fund, Class X, 4.% (c)	–	–	2,195,988	2,195,988	386,877	386,877	–	–	2,582,865	2,582,865
Total Short-Term Investments (Cost $2,599,659)		16,794		2,195,988		386,877		–		2,599,659

Total Investments (Cost $104,270,957) - 100.03%		43,817,542		54,275,234		17,255,178		–		115,347,954
Other Assets in Excess of Liabilities - (0.03)%		25,909		(53,858)		(2,074)		–		(30,023)
TOTAL NET ASSETS - 100.00%		$43,843,451		$54,221,376		$17,253,104		$–		$115,317,931

Percentages are stated as a percent of net assets.

ADR — American Depositary Receipt
REIT — Real Estate Investment Trust
SAB de CV — Sociedad Anonima Bursatil de Capital Variable
(a) Non-income-producing security.
(b) Level 3 security in accordance with fair value hierarchy.
(c) The rate listed is the fund's seven-day yield as of February 28, 2023.

Summary of Fair Value Exposure as of February 28, 2023

The following is a summary of the inputs used to value the Hennessy Stance ESG ETF’s net assets as of February 28, 2023:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$1,211,942	$–	$–	$1,211,942
Consumer Discretionary	6,899,039	–	–	6,899,039
Consumer Staples	3,843,450	–	–	3,843,450
Financials	3,949,796	–	–	3,949,796
Health Care	12,725,941	–	–	12,725,941
Industrials	9,714,714	–	–	9,714,714
Information Technology	5,455,866	–	–	5,455,866
Total Common Stocks	$43,800,748	$–	$–	$43,800,748

Short-Term Investments
Money Market Funds	$16,794	$–	$–	$16,794
Total Short-Term Investments	$16,794	$–	$–	$16,794

Total Investments	$43,817,542	$–	$–	$43,817,542

Summary of Fair Value Exposure as of February 28, 2023

The following is a summary of the inputs used to value the CCM Core Impact Equity Fund’s net assets as of February 28, 2023:

Common Stocks	Level 1	Level 2	Level 3*	Total
Communication Services	$2,533,830	$–	$–	$2,533,830
Consumer Discretionary	4,385,098	–	–	4,385,098
Consumer Staples	3,507,120	–	–	3,507,120
Energy	820,670	–	–	820,670
Financials	7,949,800	–	–	7,949,800
Health Care	10,326,764	–	–	10,326,764
Industrials	6,078,534	–	–	6,078,534
Information Technology	11,231,747	–	–	11,231,747
Materials	1,024,650	–	–	1,024,650
Utilities	2,783,076	–	–	2,783,076
Total Common Stocks	$50,641,289	$–	$–	$50,641,289

Escrow Shares
Industrials	$–	$–	$6,565	$6,565
Total Escrow Shares	$–	$–	$6,565	$6,565

REIT
Real Estate	$908,992	$–	$–	$908,992
Total REIT	$908,992	$–	$–	$908,992

PARTNERSHIPS & TRUSTS
Utilities	$522,400	$–	$–	$522,400
Total Partnershipts & Trusts	$522,400	$–	$–	$522,400

Short-Term Investments
Money Market Funds	$2,195,988	$–	$–	$2,195,988
Total Short-Term Investments	$2,195,988	$–	$–	$2,195,988

Total Investments	$54,268,669	$–	$6,565	$54,275,234

*A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Summary of Fair Value Exposure as of February 28, 2023

The following is a summary of the inputs used to value the CCM Small/Mid-Cap Impact Value Fund’s net assets as of February 28, 2023:

Common Stocks	Level 1	Level 2	Level 3*	Total
Communication Services	$407,565	$–	$–	$407,565
Consumer Discretionary	2,146,121	–	–	2,146,121
Consumer Staples	439,014	–	–	439,014
Energy	357,192	–	–	357,192
Financials	4,108,032	–	–	4,108,032
Health Care	1,682,057	–	–	1,682,057
Industrials	2,410,243	–	–	2,410,243
Information Technology	1,361,335	–	–	1,361,335
Materials	714,150	–	–	714,150
Utilities	1,484,899	–	–	1,484,899
Total Common Stocks	$15,110,608	$–	$–	$15,110,608

REIT
Real Estate	$1,757,693	$–	$–	$1,757,693
Total REIT	$1,757,693	$–	$–	$1,757,693

Short-Term Investments
Money Market Funds	$386,877	$–	$–	$386,877
Total Short-Term Investments	$386,877	$–	$–	$386,877

Total Investments	$17,255,178	$–	$–	$17,255,178

*A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

(1) Level 3 security valued at zero.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
Statement of Assets and Liabilities as of February 28, 2023 (Unaudited)

	Hennessy Stance ESG ETF	CCM Core Impact Equity Fund	CCM Small/Mid-Cap Impact Value Fund	Pro Forma Adjustments	Hennessy Stance ESG ETF Pro Forma Combined
ASSETS:
Investments in securities, at value (cost $41,522,145, $46,590,019, and $16,158,793, respectively)	$43,817,542	$54,275,234	$17,255,178	$—	$115,347,954
Cash	—	9,590	5,733	—	15,323
Dividends and interest receivable	55,132	62,984	29,125	—	147,241
Receivable for fund shares sold	—	231	—	—	231
Due from Chief Complaince Officer	—		2,574	—	2,574
Due from Advisor	—		655	—	655
Receivable for reclaims	—	1,204	—	—	1,204
Prepaid expenses and other assets	—	59,879	17,873	—	77,752
Total assets	43,872,674	54,409,122	17,311,138	—	115,592,934

LIABILITIES:
Payable to advisor	29,223	32,163	—	—	61,386
Payable to administrator	—	2,144	1,918	—	4,062
Payable to transfer agent	—	18,546	11,499	—	30,045
Payable to auditor	—	16,351	5,053	—	21,404
Accrued distribution fees - Advisor Class Shares	—	9,012	998	—	10,010
Accrued shareholder servicing fees	—	8,067	2,077	—	10,144
Accrued legal fees	—	26,560	8,086	—	34,646
Accrued printing fees		43,437	18,419	—	61,856
Accrued trustees fees	—	9,548	2,883	—	12,431
Accrued expenses and other payables	—	21,918	7,101	—	29,019
Total liabilities	29,223	187,746	58,034	—	275,003
NET ASSETS	$43,843,451	$54,221,376	$17,253,104	$—	$115,317,931

NET ASSETS CONSIST OF:
Par Value	$1,690	N/A	N/A	$—	$1,690
Capital stock	44,372,455	46,382,555	18,346,878	—	109,101,888
Accumulated deficit	(530,694)	7,838,821	(1,093,774)	—	6,214,353
Total net assets	$43,843,451	54,221,376	17,253,104	$—	$115,317,931

NET ASSETS:
Shares authorized ($0.001 par value)	100,000,000	N/A	N/A	N/A	100,000,000
Net assets applicable to outstanding shares	$43,843,451	$—	$—	$71,474,480	$115,317,931
Shares issued and outstanding	1,690,000	—	—	2,660,109	4,350,109
Net asset value, offering price, and redemption price per share	$25.94	$—	$—	$—	$26.51

NET ASSETS:
Advisor Class
Shares authorized (no par value)	N/A	Unlimited	Unlimited	N/A	N/A
Net assets applicable to outstanding shares	$—	$45,591,050	$5,387,233	(50,978,283)	$—
Shares issued and outstanding	—	1,432,233	327,768	(1,760,001)	—
Net asset value, offering price, and redemption price per share	$—	$31.83	$16.44	$—	$—

NET ASSETS:
Institutional Class
Shares authorized ($0.001 par value)	N/A	Unlimited	Unlimited	N/A	N/A
Net assets applicable to outstanding shares	$—	$8,630,326	$11,865,871	(20,496,197)	$—
Shares issued and outstanding	—	249,332	650,776	(900,108)	—
Net asset value, offering price, and redemption price per share	$—	$34.61	$18.23	$—	$—

The accompanying notes are an integral part of these financial statements.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
Statement of Operations for the period ended February 28, 2023 (Unaudited)

	Hennessy Stance ESG ETF	CCM Core Impact Equity Fund	CCM Small/Mid-Cap Impact Value Fund	Pro Forma Adjustments	Hennessy Stance ESG ETF Pro Forma Combined
INVESTMENT INCOME:
Dividend income	$253,389	$601,115	$276,597	$—	$1,131,101
Interest income	1,901	27,133	10,952	—	39,986
Total investment income	255,290	628,248	287,549	—	1,171,087

EXPENSES:
Investment advisory fees	204,186	281,706	103,665	—	589,557
Distribution fees - Advisor Class Shares	—	78,710	9,341	—	88,051
Insurance expense	—	64,193	19,050	—	83,243
Legal fees	—	46,997	14,341	—	61,338
Transfer agent fees	—	46,494	35,477	—	81,971
Shareholder servicing fees	—	39,895	10,525		50,420
Trustees' fees	—	38,284	11,600	—	49,884
Registration and filing expenses	—	35,604	10,856	—	46,460
Chief Compliance Officer fees	—	35,072	12,817	—	47,889
Reports to shareholders	—	31,022	9,546		40,568
Accounting and administration fees	—	18,781	16,621	—	35,402
Audit fees	—	16,351	5,034	—	21,385
Custodian fees	—	3,380	3,357	—	6,737
Pricing fees	—	1,523	460	—	1,983
Other	—	13,911	4,286	—	18,197
Total expenses before waivers	204,186	751,923	266,976	—	1,223,085
Expense reimbursement from advisor	(21,493)	—	(107,260)	—	(128,753)
Net expenses	182,693	751,923	159,716	—	1,094,332
NET INVESTMENT INCOME	$72,597	$(123,675)	$127,833	$—	$76,755

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(1,133,652)	$304,470	$(150,349)	$—	$(979,531)
Net realized gain from redemption in-kind	174,642	—	—	—	174,642
Net change in unrealized appreciation/depreciation on investments	3,093,539	1,982,132	981,168	—	6,056,839
Net gain on investments	2,134,529	2,286,602	830,819	—	5,251,950
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,207,126	$2,162,927	$958,652	$—	$5,328,705

Foreign taxes withheld of:	—	3,713	1,267	—	4,980

The accompanying notes are an integral part of these financial statements.

Notes to the Pro Form Combined Financial Statements of
Hennessy Stance ESG ETF, CCM Core Impact Equity Fund,
and CCM Small/Mid-Cap Impact Value Fund

February 28, 2023 (Unaudited)

1).    BASIS OF COMBINATION

The Hennessy Stance ESG ETF (the “Acquiring Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Acquiring Fund is an actively managed exchange-traded fund that operates pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”). The Acquiring Fund is a successor to the Stance Equity ESG Large Cap Core ETF (the “Predecessor Fund”) pursuant to a reorganization that took place after the close of business on December 22, 2022. Prior to December 22, 2022, the Acquiring Fund had no investment operations. The Acquiring Fund is the accounting and performance information successor of the Predecessor Fund. The investment objective of the Acquiring Fund is long-term capital appreciation. The Acquiring Fund is a diversified fund and offers one class of shares.

The CCM Core Impact Equity Fund and CCM Small/Mid-Cap Impact Value Fund (each a “Target Fund” and collectively, the “Target Funds”), are each diversified series of Quaker Investment Trust (the “QIT”), which is registered as an open-end management investment company under the 1940 Act.

The Statement of Assets and Liabilities, Statement of Operations, and Schedule of Investments reflect the accounts of the Target Funds and the Acquiring Fund as if the proposed reorganization occurred as of and for the period ended February 28, 2023.

These statements have been derived from books and records utilized in calculating daily net asset value at February 28, 2023. The Acquiring Fund will be the accounting survivor of the reorganization.

The accompanying combined pro forma financial statements should be read in conjunction with the financial statements of the Target Funds and the Acquiring Fund included in their respective semi-annual report dated December 31, 2022, and semi-annual report dated February 28, 2023.

Under the terms of the Agreement and Plan of Reorganization between the Trust and QIT pursuant to which (i) all of the assets of the CCM Core Impact Equity Fund will be transferred to the Hennessy Stance ESG ETF, in exchange shares of the Hennessy Stance ESG ETF, which will be distributed pro rata by the CCM Core Impact Equity Fund to its Advisor Class and Institutional Class shareholders, respectively, and the Hennessy Stance ESG ETF will assume the CCM Core Impact Equity Fund’s liabilities (other than the excluded liabilities) and (ii) all of the assets of the CCM Small/Mid-Cap Impact Value Fund will be transferred to the Hennessy Stance ESG ETF, in exchange for shares of the Hennessy Stance ESG ETF, which will be distributed pro rata by the CCM Small/Mid-Cap Impact Value Fund to its Advisor Class and Institutional Class shareholders, respectively, and the Hennessy Stance ESG ETF will assume the CCM Small/Mid-Cap Impact Value Fund’s liabilities (other than the excluded liabilities).  The reorganization has been structured with the intention that it qualify, for federal income tax purposes, as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).  Therefore, shareholders of the Target Funds should not recognize any gain or loss on their Target Fund shares for federal income tax purposes as a result of the reorganization.

As an investment company, the Acquiring Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Target Funds and the Acquiring Fund (collectively, the “Funds”), in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).    Securities Valuation

The Acquiring Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Acquiring Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Acquiring Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Acquiring Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Acquiring Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of Hennessy Advisors, Inc., the Acquiring Fund’s investment advisor (the “Advisor”), subject to oversight by the Board of Trustees of the Acquiring Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Acquiring Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Acquiring Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Acquiring Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Acquiring Fund may invest in foreign securities, the value of the Acquiring Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Acquiring Fund shares.

The Acquiring Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Acquiring Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of February 28, 2023, are included in the Pro Forma Combined Schedule of Investments.

b). Federal Income Taxes – The Acquiring Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Code, applicable to regulated investment companies. As a result, the Acquiring Fund has made no provision for federal income taxes or excise taxes. net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Acquiring Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Acquiring Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c). Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Acquiring Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

d). Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

3).    SERVICE PROVIDERS

The Advisor will serve as the Acquiring Fund’s investment advisor after the reorganization. U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“Fund Services”) will serve as the administrator, transfer agent and fund accountant to the Acquiring Fund after the reorganization.  U.S. Bank, N.A., an affiliate of the Administrator, will serve as the custodian to the Acquiring Fund after the reorganization.

4). SHARE CLASSES AND FEES

The Target Funds offer Advisor Class and Institutional Class shares. The Acquiring Fund offers one class of shares.

The Pro Forma net asset values per share assume shareholders of the Advisor Class shares of the Target Funds would receive shares of the Acquiring Fund, and shareholders of the Institutional Class shares of the Target Funds would receive shares of the Acquiring Fund, based on conversion ratios determined on February 28, 2023, in connection with the proposed reorganization. The conversion ratios are calculated by dividing the net assets of each class of the Target Funds by the net asset value per share of the class of the Acquiring Fund.

Each of the Funds has entered into an agreement with its investment advisor to furnish investment advisory services to the Funds.  The terms of these agreements are as follows:

Currently, the Acquiring Fund pays the Advisor a monthly fee at the annual rate of 0.95% of the Acquiring Fund’s average daily net assets.  This agreement will continue in effect following the reorganization.

The Advisor has contractually agreed to waive a portion of its unitary management fee to the extent necessary to limit the Acquiring Fund’s annual operating expenses (excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) to 0.85% of the Acquiring Fund’s net assets through December 31, 2024.

Currently, the CCM Core Impact Equity Fund pays Community Capital Management, LLC (“CCM”) a monthly fee at the annual rate of 0.75% of the CCM Core Impact Equity Fund's average daily net assets.  Currently, the CCM Core Impact Equity Fund pays Community Capital Management, LLC (“CCM”) a monthly fee at the annual rate of 0.90% of the CCM Small/Mid-Cap Impact Value Fund's average daily net assets.

CCM contractually agreed to waive a portion of its management fee and/or assume expenses to the extent necessary to reduce the total operating expenses of the CCM Small/Mid-Cap Impact Value Fund (excluding 12b-1 fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expense, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations litigation, conducting shareholder meetings, liquidations and other extraordinary expenses) in order to prevent total annual fund operating expenses from exceeding 1.30% of the CCM Small/Mid-Cap Impact Value Fund’s average daily net assets through October 28, 2023.

The Target Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act that authorizes payments in connection with the distribution of the Target Funds’ shares at an annual rate of up to 0.25% of the Target Funds’ average daily net assets attributable to Advisor Class shares. The Advisor Class Plan also allows the Target Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders.

The Target Funds have adopted a Shareholder Servicing Plan on behalf of each of the Target Funds pursuant to which each Target Fund’s Class of shares may pay financial institutions; securities dealers and other industry professionals (“Shareholder Servicing Agents”) at an annual rate not to exceed 0.20% of the average daily net assets value.

5).  CAPITAL SHARES

The combined pro forma net asset values per share assume that the issuance of Acquiring Fund shares to each of the Target Fund’s shareholders would have occurred at February 28, 2023, in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at February 28, 2023:

	Hennessy Stance ESG ETF	CCM Core Impact Equity Fund	CCM Small/Mid- Cap Impact Value Fund	Pro Forma Adjustments	Hennessy Stance ESG ETF Pro Forma Combined

Shares Outstanding	1,690,000	—	—	2,660,109	4,350,109
Advisor Class
Shares Outstanding	—	1,432,233	327,768	(1,760,001	—
Institutional Class
Shares Outstanding	—	249,332	650,776	(900,108	—

6.) MERGER COSTS

All costs associated with the reorganization, other than expenses related to any portfolio realignment, will be paid by the Advisor and CCM.

3

__________________________________

HENNESSY FUNDS TRUST

Part C.  Other Information

June 5, 2023
__________________________________
Item 15.     Indemnification

Pursuant to Chapter 38 of Title 12 of the Delaware Code, the Amended and Restated Trust Instrument of Hennessy Funds Trust (“Registrant”), dated October 14, 2020, contains the following article, which is in full force and effect and has not been modified or canceled:
“ARTICLE 10
LIMITATION OF LIABILITY AND INDEMNIFICATION
Section 10.1.  LIMITATION OF LIABILITY. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission, or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in such individual’s capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.
Section 10.2.  INDEMNIFICATION. Subject to the exceptions and limitations contained in Section 10.2(B):
(i) every Person who is, or has been, a Trustee or officer of the Trust (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by such Person in connection with any claim, action, suit, or proceeding in which such Person becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by such Person in the settlement thereof;
(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.
(B) No indemnification shall be provided to a Covered Person:
(i) who shall have been adjudicated by a court or body before which the proceeding was brought (1) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office or (2) not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office,
(1)	by the court or other body approving the settlement;

(2)
by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(3)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(C) The rights of indemnification in this Trust Instrument may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.
(D) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Section 10.2(A) may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that such Covered Person is not entitled to indemnification under this Section 10.2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.
Section 10.3.  SHAREHOLDERS. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of being or having been a Shareholder of such Series and not because of such Shareholder’s acts or omissions or for some other reason, the Shareholder or former Shareholder (or such Shareholder’s or former Shareholder’s heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.
Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.	EXHIBITS.

1.	(a)	Restated Certificate of Trust.(8)

	(b)	Certificate of Amendment to the Certificate of Trust.(2)

	(c)	Certificate of Amendment to the Certificate of Trust.(8)

	(d)	Amended and Restated Trust Instrument.(12)

	(e)	Amended and Restated Written Instrument Designating and Establishing Series and Classes.(13)

	(f)	Form of Written Instrument Designating and Establishing Series and Class.(14)

2.	Amended and Restated Bylaws.(12)

3.	See relevant portions of Certificate of Trust, as amended, Trust Instrument, and Bylaws.

4.	Agreement and Plan of Reorganization is incorporated by reference to Exhibit A to the Proxy Statement/Prospectus filed herewith as Part A to this Registration Statement on Form N-14.

5.	Reference is made to Exhibits (1) and (2).

6.	(a)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund.(5)

(b)
First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund.(6)

(c)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Large Cap Financial Fund, the Hennessy Small Cap Financial Fund, and the Hennessy Technology Fund.(4)

(d)
First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Large Cap Financial Fund, the Hennessy Small Cap Financial Fund, and the Hennessy Technology Fund.(7)

	(e)	Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund.(3)

	(f)	Amended and Restated Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Energy Transition Fund and the Hennessy Midstream Fund.(13)

	(g)	Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Stance ESG ETF.(15)

	(h)	Sub-Advisory Agreement for the Hennessy Focus Fund between Hennessy Advisors, Inc. and Broad Run Investment Management, LLC.(4)

	(i)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (fixed income allocation) between Hennessy Advisors, Inc. and Financial Counselors, Inc.(4)

	(j)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (equity allocation) between Hennessy Advisors, Inc. and The London Company of Virginia, LLC.(4)

	(k)	Sub-Advisory Agreement for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.(5)

	(l)	First Amendment to Sub-Advisory Agreement for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.(9)

	(m)	Sub-Advisory Agreement for the Hennessy Stance ESG ETF between Hennessy Advisors, Inc. and Stance Capital, LLC.(15)

	(n)	Sub-Advisory Agreement for the Hennessy Stance ESG ETF between Hennessy Advisors, Inc. and Vident Investment Advisory, LLC.(15)

	(o)	Form of Sub-Advisory Agreement for the Hennessy Stance ESG ETF between Hennessy Advisors, Inc. and Vident Advisory, LLC (17)

7.	(a)	Distribution Agreement by and among Quasar Distributors, LLC, Registrant, and Hennessy Advisors, Inc.(12)

	(b)	Distribution Agreement (Novation) by and among Quasar Distributors, LLC, Registrant, and Hennessy Advisors, Inc.(13)

	(c)	ETF Distribution Agreement for the Hennessy Stance ESG ETF by and between Quasar Distributors, LLC and Registrant.(15)

	(d)	Form of Authorized Participant Agreement for the Hennessy Stance ESG ETF.(15)

8.	None.

9.	(a)	Custody Agreement between Registrant and U.S. Bank, National Association.(1)

	(b)	Sixth Amendment to Custody Agreement between Registrant and U.S. Bank, National Association.(15).

10.	(a)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Growth Fund.(6)

(b)
Amended and Restated Distribution (Rule 12b-1) Plan for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Large Cap Financial Fund, the Hennessy Small Cap Financial Fund, and the Hennessy Technology Fund.(4)

	(c)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Mid Cap 30 Fund.(6)

	(d)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Large Growth Fund.(6)

	(e)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Value Fund.(6)

	(f)	Distribution (Rule 12b-1) Plan for the Hennessy Total Return Fund.(5)

	(g)	Distribution (Rule 12b-1) Plan for the Hennessy Balanced Fund.(5)

	(h)	Amended and Restated Distribution (Rule 12b-1) Plan for the Hennessy Energy Transition Fund.(13)

	(i)	Amended and Restated Distribution (Rule 12b-1) Plan for the Hennessy Midstream Fund.(13)

	(j)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Fund.(6)

	(k)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Small Cap Fund.(6)

	(l)	Amended and Restated Rule 18f-3 Multi-Class Plan.(13)

11.	Opinion of Foley & Lardner LLP regarding legality of issuance of shares – Filed Herewith.

12.	Form of Opinion of Foley & Lardner LLP regarding tax matters – Filed Herewith.

13.	(a)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(1)

	(b)	Addendum to Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(11)

	(c)	Fifth Amendment to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (11)

	(d)	Sixth Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(15)

	(e)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC(1)

	(f)	Addendum to Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(11)

	(g)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(15)

	(h)	Fifth Amendment to the Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(15)

	(i)	Second Amended and Restated Servicing Agreement between Registrant and Hennessy Advisors, Inc. for all Funds.(13)

	(j)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund.(9)

(k)
Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Energy Transition Fund (f/k/a Hennessy BP Energy Fund) and the Hennessy Midstream Fund (f/k/a Hennessy BP Midstream Fund).(10)

	(l)	First Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Midstream Fund (f/k/a Hennessy BP Midstream Fund). (11)

	(m)	Second Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Midstream Fund (f/k/a Hennessy BP Midstream Fund). (12)

	(n)	Third Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Midstream Fund (f/k/a Hennessy BP Midstream Fund). (13)

	(o)	Fourth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Midstream Fund (f/k/a Hennessy BP Midstream Fund).(16)

	(p)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(7)

	(q)	First Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(9)

	(r)	Second Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(10)

	(s)	Third Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(11)

	(t)	Fourth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(12)

	(u)	Fifth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(13)

	(v)	Sixth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(16)

	(w)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Stance ESG Large Cap ETF.(15)

	(x)	Amended and Restated Administrative Services Agreement among American Gas Association, Registrant on behalf the Hennessy Gas Utility Fund, and Hennessy Advisors, Inc.(11)

14.	(a)	Consent of Pricewaterhouse Coopers LLP - To Be Filed By Amendment.

	(b)	Consent of Tait, Weller & Baker LLP - To Be Filed By Amendment.

15.	None.

16.	(a)	Power of Attorney.(1)

	(b)	Power of Attorney.(11)

	(c)	Power of Attorney.(14)

17.	Form of Proxy Cards – Filed Herewith
_______________
(1)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement. Post‑Effective Amendment No. 16 was filed on July 1, 2005, and its accession number is 0000897069-05-001653.
(2)
Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement. Post‑Effective Amendment No. 24 was filed on December 15, 2008, and its accession number is 0000897069-08-001905.

(3)
Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement. Post‑Effective Amendment No. 26 was filed on November 23, 2009, and its accession number is 0000898531-09-000435.

(4)
Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement. Post‑Effective Amendment No. 34 was filed on February 28, 2013, and its accession number is 0000898531-13-000110.

(5)
Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement. Post‑Effective Amendment No. 38 was filed on February 28, 2014, and its accession number is 0000898531-14-000096.

(6)
Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement. Post‑Effective Amendment No. 43 was filed on February 29, 2016, and its accession number is 0000898531-16-000649.

(7)
Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement. Post‑Effective Amendment No. 47 was filed on February 28, 2017, and its accession number is 0000898531-17-000122.

(8)	Incorporated by reference to the Registration Statement on Form N-14 that was filed on June 13, 2017, and its accession number is 0000898531-17-000334.
(9)
Incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement. Post‑Effective Amendment No. 49 was filed on February 28, 2018, and its accession number is 0000898531-18-000104.

(10)
Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement. Post‑Effective Amendment No. 53 was filed on February 28, 2019, and its accession number is 0000898531-19-000103.

(11)
Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement. Post‑Effective Amendment No. 55 was filed on February 28, 2020, and its accession number is 0000898531-20-000075.

(12)
Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement. Post‑Effective Amendment No. 57 was filed on March 1, 2021, and its accession number is 0001387131-21-003026.

(13)
Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement.  Post-Effective Amendment No. 59 was filed on February 28, 2022, and its accession number is 0001387131-22-002590.

(14)	Incorporated by reference to the Registration Statement on Form N-14 that was filed on September 23, 2022, and its accession number is 0000897069-22-000553.
(15)
Incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement. Post‑Effective Amendment No. 62 was filed on December 22, 2022, and its accession number is 0001387131-22-012657.

(16)
Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement. Post‑Effective Amendment No. 62 was filed on February 28, 2023, and its accession number is 0001387131-23-002518.

(17)	Incorporated by reference to Preliminary Proxy Statement on Schedule 14A regarding special shareholder meeting, as filed on June 1, 2023, and its accession number is 0000897069-23-000620.

ITEM 17.     UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post‑effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Novato and State of California, on the 5th day of June, 2023.
HENNESSY FUNDS TRUST
(Registrant)

By:       /s/ Teresa M. Nilsen
Teresa M. Nilsen
Executive Vice President and Treasurer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Name	Title	Date

/s/ Neil J. Hennessy Neil J. Hennessy	Chairman of the Board and President (Principal Executive Officer) and a Trustee	June 5, 2023

Robert T. Doyle*	Trustee	*

J. Dennis DeSousa*	Trustee	*

Gerald P. Richardson*	Trustee	*

Claire Garvie*	Trustee	*

/s/ Teresa M. Nilsen Teresa M. Nilsen	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)	June 5, 2023

*By:      /s/ Neil J. Hennessy
Neil J. Hennessy
Attorney-in-fact
Dated as of June 5, 2023